     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION APRIL 1, 1997.

                                                            File Nos. 33-11047
                                                                  and 811-4950

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  Pre-Effective Amendment No.                                       [ ]

  Post-Effective Amendment No.   21                                 [X]

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

  Amendment No.  21                                                 [X]

                         KEYSTONE FUND FOR TOTAL RETURN
               (Exact name of Registrant as specified in Charter)

              200 Berkeley Street, Boston, Massachusetts 02116-5034
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's Telephone Number, including Area Code:
                                 (617) 210-3200

               Rosemary D. Van Antwerp, Esq., 200 Berkeley Street,
                              Boston, MA 02116-5034
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective

[X]  immediately upon filing pursuant to paragraph (b)

[ ]  on (date) pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(i)

[ ]  on (date) pursuant to paragraph (a)(i)

[ ]  75 days after filing pursuant to paragraph (a)(ii)

[ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485


The Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for Registrant's last fiscal year was filed January 29, 1997.

                         KEYSTONE FUND FOR TOTAL RETURN

                                   CONTENTS OF
                         POST-EFFECTIVE AMENDMENT NO. 21
                                       to
                             REGISTRATION STATEMENT

              This Post-Effective Amendment No. 21 to Registration
                   Statement No. 33-11047/811-4950 consists of
            the following pages, items of information, and documents:


                                The Facing Sheet

                                The Contents Page

                            The Cross-Reference Sheet


                                     PART A

                                   Prospectus


                                     PART B

                       Statement of Additional Information


               PART C - OTHER INFORMATION - ITEMS 24(a) and 24(b)

                              Financial Statements

                               Listing of Exhibits

         PART C - OTHER INFORMATION - ITEMS 25-32 - AND SIGNATURE PAGES

                         Number of Holders of Securities

                                 Indemnification

              Business and Other Connections of Investment Adviser

                              Principal Underwriter

                        Location of Accounts and Records

                                   Signatures

                     Exhibits (including Powers of Attorney)

                         KEYSTONE FUND FOR TOTAL RETURN

Cross-Reference Sheet pursuant to Rules 404 and 495 under the Securities Act of 1933.


Items in
Part A of
Form N-1A         Prospectus Caption
---------         ------------------
    1             Cover Page

    2             Expense Information

    3             Financial Highlights

    4             Cover Page
                  Description of the Funds
                  Other Information

    5             Management of the Funds

    5A            Not applicable

    6             Other Information

    7             Purchase and Redemption of Shares

    8             Purchase and Redemption of Shares

    9             Not applicable

                         KEYSTONE FUND FOR TOTAL RETURN

Cross-Reference Sheet continued.

Items in
Part B of
Form N-1A         Statement of Additional Information Caption
---------         -------------------------------------------

   10             Cover Page

   11             Table of Contents

   12             Not applicable

   13             Investment Objectives and Policies
                  Investment Restrictions
                  Non Fundamental Operating Policies
                  Appendix

   14             Management

   15             Management

   16             Investment Advisers
                  Distribution Plans

   17             Allocation of Brokerage

   18             Net Asset Value
                  Purchase of Shares

   19             Net Asset Value
                  Purchase of Shares

   20             Additional Tax Information

   21             Distribution Plans

   22             Performance Information

   23             Financial Statements

  PROSPECTUS                                                    April 1, 1997

  EVERGREEN(SM) KEYSTONE GROWTH AND INCOME FUNDS              (Evergreen Logo
                                                                appears here)

  EVERGREEN UTILITY FUND
  EVERGREEN GROWTH AND INCOME FUND
  EVERGREEN VALUE FUND
  EVERGREEN SMALL CAP EQUITY INCOME FUND
  EVERGREEN INCOME AND GROWTH FUND
  KEYSTONE FUND FOR TOTAL RETURN

  CLASS A SHARES
  CLASS B SHARES
  CLASS C SHARES

           The Evergreen Keystone Growth and Income Funds (the "Funds") are designed to provide investors with a selection of investment alternatives which seek to provide capital growth, income and diversification. This Prospectus provides information regarding the Class A, Class B and Class C shares offered by the Funds. Each Fund is, or is a series of, an open-end, diversified, management investment company. This Prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Evergreen Funds is 2500 Westchester Avenue, Purchase, New York 10577. The address of the Keystone Fund is 200 Berkeley Street, Boston, Massachusetts 02116.

           A Statement of Additional Information for the Funds and certain other funds in the Evergreen Keystone group of mutual funds dated April 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The SAI provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Evergreen Funds at (800) 807-2940. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this Prospectus carefully.

  THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE

  EVERGREEN(SM) is a Service Mark of Evergreen Keystone Investment Services,
  Inc.
  Copyright 1995 and 1997, Evergreen Keystone Investment Services, Inc.

                               TABLE OF CONTENTS

OVERVIEW OF THE FUNDS                                       2
EXPENSE INFORMATION                                         3
FINANCIAL HIGHLIGHTS                                        6
DESCRIPTION OF THE FUNDS                                   15
         Investment Objectives and Policies                15
         Investment Practices and Restrictions             19
         Options, Futures and Derivatives                  21
         Special Risk Considerations                       24
MANAGEMENT OF THE FUNDS                                    26
         Investment Advisers                               26
         Portfolio Managers                                27
         Sub-Adviser                                       27
         Administrator                                     28
         Sub-Administrator                                 28
         Distribution Plans and Agreements                 28
PURCHASE AND REDEMPTION OF SHARES                          29
         How to Buy Shares                                 29
         How to Redeem Shares                              33
         Exchange Privilege                                34
         Shareholder Services                              35
         Effect of Banking Laws                            36
OTHER INFORMATION                                          36
         Dividends, Distributions and Taxes                36
         General Information                               37

                             OVERVIEW OF THE FUNDS

       The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus and the information appearing in the Statement of Additional Information. See "Description of the Funds" and "Management of the Funds". No Fund is responsible for the information relating to any other Fund contained in this Prospectus.

       The investment adviser to EVERGREEN GROWTH AND INCOME FUND, EVERGREEN SMALL CAP EQUITY INCOME FUND, and EVERGREEN INCOME AND GROWTH FUND is Evergreen Asset Management Corp. which, with its predecessors, has served as an investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset Management Corp. is a wholly-owned subsidiary of First Union National Bank of North Carolina, which in turn is a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States. The Capital Management Group of First Union National Bank of North Carolina serves as investment adviser to EVERGREEN UTILITY FUND and EVERGREEN VALUE FUND. Keystone Investment Management Company, also an indirect wholly-owned subsidiary of First Union National Bank of North Carolina, serves as investment adviser to the KEYSTONE FUND FOR TOTAL RETURN.

       EVERGREEN UTILITY FUND seeks high current income and moderate capital appreciation.

       EVERGREEN GROWTH AND INCOME FUND seeks to achieve a return composed of capital appreciation in the value of its shares and current income. The Fund will attempt to meet its objective by investing in the securities of companies which are undervalued in the marketplace relative to those companies' assets, breakup value, earnings, or potential earnings growth.

       EVERGREEN VALUE FUND seeks long-term capital growth, with current income as a secondary objective.

       EVERGREEN SMALL CAP EQUITY INCOME FUND attempts to maximize the "total return" on its portfolio of investments. The Fund invests in common and preferred stocks, securities convertible into or exchangeable for common stocks and fixed income securities. In attempting to achieve its objective, the Fund invests primarily in companies with total market capitalization of less than $500 million.

       KEYSTONE FUND FOR TOTAL RETURN seeks total return from a combination of capital growth and income. The Fund will invest principally in dividend paying common stocks, preferred stocks and securities convertible into common stocks, but may also invest in non-dividend paying common stocks if, in the judgment of the Fund's investment adviser, that is consistent its objectives.

       EVERGREEN INCOME AND GROWTH FUND (formerly Evergreen Total Return Fund) attempts to maximize the "total return" on its portfolio of investments. It invests primarily in common and preferred stocks, securities convertible into or exchangeable for common stocks and fixed income securities.

       THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF ANY FUND WILL BE ACHIEVED.

                              EXPENSE INFORMATION

       The table set forth below summarizes the shareholder transaction costs associated with an investment in each Class A, Class B and Class C Shares of the Funds. For further information see "Purchase and Redemption of Fund Shares" and "General Information -- Other Classes of Shares".

SHAREHOLDER TRANSACTION EXPENSES              Class A Shares                  Class B Shares                  Class C Shares
Maximum Sales Charge Imposed on Purchases          4.75%                           None                            None
(as a % of offering price)
Sales Charge on Dividend Reinvestments             None                            None                            None
Contingent Deferred Sales Charge (as a % of        None        5% during the first year, 4% during the        1% during the
original purchase price or redemption                          second year, 3% during the third and fourth    first year and
proceeds, whichever is lower)                                  years, 2% during the fifth year, 1% during     0% thereafter
                                                               the sixth year and 0% after the sixth year
Redemption Fee                                     None                            None                            None
Exchange Fee                                       None                            None                            None

       The following tables show for each Fund the estimated annual operating expenses (as a percentage of average net assets) attributable to each Class of Shares, together with examples of the cumulative effect of such expenses on a hypothetical $1,000 investment in each Class for the periods specified assuming
(i) a 5% annual return, and (ii) redemption at the end of each period and, additionally for Class B and C, no redemption at the end of each period.

       In the following examples (i) the expenses for Class A Shares assume deduction of the maximum 4.75% sales charge at the time of purchase, (ii) the expenses for Class B Shares and Class C Shares assume deduction at the time of redemption (if applicable) of the maximum contingent deferred sales charge applicable for that time period, and (iii) the expenses for Class B Shares reflects the conversion to Class A Shares seven years after purchase (years eight through ten, therefore, reflect Class A expenses).

EVERGREEN UTILITY FUND

                                                                                                  EXAMPLES
                                                                                                                   Assuming
                                                                                  Assuming Redemption at End of      no
                           ANNUAL OPERATING EXPENSES**                                       Period                Redemption
                         Class A    Class B    Class C                            Class A    Class B    Class C    Class B
Management Fees            .50%       .50%       .50%
                                                         After 1 Year              $  59      $  69      $  29      $  19
12b-1 Fees*                .25%       .75%       .75%
                                                         After 3 Years             $  82      $  89      $  59      $  59
Shareholder Service Fees     --       .25%       .25%
                                                         After 5 Years             $ 107      $ 122      $ 102      $ 102
Other Expenses             .39%       .39%       .39%
                                                         After 10 Years            $ 180      $ 192      $ 221      $ 192
Total                     1.14%      1.89%      1.89%

                           Class C
                            $  19
12b-1 Fees*
                            $  59
Shareholder Service Fees
                            $ 102
Other Expenses
                            $ 221
Total

Management Fees

EVERGREEN GROWTH & INCOME FUND

                                                                                                 EXAMPLES
                                                                            Assuming Redemption at End of       Assuming no
                          ANNUAL OPERATING EXPENSES                                    Period                    Redemption
                      Class A    Class B    Class C                         Class A    Class B    Class C    Class B    Class C
Management Fees        1.00%      1.00%      1.00%
                                                      After 1 Year           $  61      $  72      $  32      $  22      $  22
12b-1 Fees*             .25%       .75%       .75%
                                                      After 3 Years          $  90      $  98      $  68      $  68      $  68
Shareholder Service
 Fees                     --       .25%       .25%    After 5 Years          $ 121      $ 136      $ 116      $ 116      $ 116
                                                      After 10 Years         $ 209      $ 221      $ 249      $ 221      $ 249
Other Expenses          .27%       .27%       .27%
Total                  1.41%      2.16%      2.16%

EVERGREEN VALUE FUND

                                                                                                 EXAMPLES
                                                                            Assuming Redemption at End of       Assuming no
                          ANNUAL OPERATING EXPENSES                                    Period                    Redemption
                      Class A    Class B    Class C                         Class A    Class B    Class C    Class B    Class C
Management Fees         .50%       .50%       .50%
                                                      After 1 Year           $  56      $  67      $  27      $  17      $  17
12b-1 Fees*             .25%       .75%       .75%
                                                      After 3 Years          $  75      $  82      $  52      $  52      $  52
Shareholder Service
 Fees                     --       .25%       .25%    After 5 Years          $  96      $ 110      $  90      $  90      $  90
                                                      After 10 Years         $ 154      $ 167      $ 197      $ 167      $ 197
Other Expenses          .16%       .16%       .16%
Total                   .91%      1.66%      1.66%

EVERGREEN SMALL CAP EQUITY INCOME FUND

                                                                                                 EXAMPLES
                                                                            Assuming Redemption at End of       Assuming no
                       ANNUAL OPERATING EXPENSES***                                    Period                    Redemption
                      Class A    Class B    Class C                         Class A    Class B    Class C    Class B    Class C
Management Fees        1.00%      1.00%      1.00%
                                                      After 1 Year           $  70      $  81      $  41      $  31      $  31
12b-1 Fees*             .25%       .75%       .75%
                                                      After 3 Years          $ 116      $ 125      $  95      $  95      $  95
Shareholder Service
 Fees                     --       .25%       .25%    After 5 Years          $ 166      $ 181      $ 161      $ 161      $ 161
                                                      After 10 Years         $ 300      $ 313      $ 338      $ 313      $ 338
Other Expenses***      1.07%      1.07%      1.07%
Total                  2.32%      3.07%      3.07%

EVERGREEN INCOME AND GROWTH FUND

                                                                                                 EXAMPLES
                                                                            Assuming Redemption at End of       Assuming No
                          ANNUAL OPERATING EXPENSES                                    Period                    Redemption
                      Class A    Class B    Class C                         Class A    Class B    Class C    Class B    Class C
Management Fees         .98%       .98%       .98%
                                                      After 1 Year           $  61      $  72      $  32      $  22      $  22
12b-1 Fees*             .25%       .75%       .75%
                                                      After 3 Years          $  91      $  99      $  69      $  69      $  69
Shareholder Service
 Fees                     --       .25%       .25%    After 5 Years          $ 122      $ 137      $ 117      $ 117      $ 117
                                                      After 10 Years         $ 212      $ 224      $ 252      $ 224      $ 252
Other Expenses          .21%       .21%       .21%
Total                  1.44%      2.19%      2.19%

KEYSTONE FUND FOR TOTAL RETURN

                                                                                                 EXAMPLES
                                                                               Assuming Redemption at           Assuming no
                          ANNUAL OPERATING EXPENSES                                 End of Period                Redemption
                      Class A    Class B    Class C                         Class A    Class B    Class C    Class B    Class C
Management Fees         .65%       .65%       .65%
                                                      After 1 Year           $  61      $  72      $  32      $  22      $  22
12b-1 Fees*             .25%      1.00%      1.00%
                                                      After 3 Years          $  90      $  98      $  68      $  68      $  68
Other Expenses          .51%       .53%       .52%
                                                      After 5 Years          $ 121      $ 137      $ 116      $ 117      $ 116
                                                      After 10 Years         $ 209      $ 223      $ 250      $ 223      $ 250
Total****              1.41%      2.18%      2.17%

       *Class A Shares can pay up to .75 of 1% of average net assets as a 12b-1 Fee. For the forseeable future, the Class A Shares 12b-1 Fees will be limited to
 .25 of 1% of average net assets. For Class B and Class C Shares, a portion of the 12b-1 Fees equivalent to .25 of 1% of average net assets will be shareholder servicing-related. Distribution-related 12b-1 Fees will be limited to .75 of 1% of average net assets as permitted under the rules of the National Association of Securities Dealers, Inc.

       **The estimated annual operating expenses and examples do not reflect fee waivers and expense reimbursements for the year ended December 31, 1996. Actual expenses for the year then ended were 0.37%, 1.62% and 1.63% for Class A, Class B and Class C, respectively.

       ***The estimated annual operating expenses and examples do not reflect fee waivers and expense reimbursements for the current fiscal period. Currently, the investment adviser is voluntarily waiving its fee. Estimated annual operating expenses, net of fee waivers, is 1.32% for Class A Shares and 2.07% for Class B and C Shares. The Fund's investment adviser may, at its own discretion, discontinue these waivers at any time.

       ****Expense ratios are for the year ended November 30, 1996. The expense ratio includes indirectly paid expenses for the year ended November 30, 1996. Excluding indirectly paid expenses, the expenses, the expense ratios for the Fund's Class A, B and C shares would have been 1.39%, 2.16% and 2.15%, respectively. Effective December 1, 1995, Keystone voluntarily limited the annual expenses of the Fund's Class A shares to 1.50% of such class's average daily net assets. Keystone intends to continue this expenses of the Fund's Class A shares to

1.50% of such class's average daily net assets. Keystone intends to continue this expense limitation on a calendar month-by-month basis and may modify or terminate it in the future.

       The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in each Class of Shares of the Funds will bear directly or indirectly. The amounts set forth both in the tables and in the examples are estimated amounts based on the experience of each Fund for the most recent period. Such amounts have been restated to reflect current fee arrangements. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of the various costs and expenses borne by the Funds see "Management of the Funds". As a result of asset-based sales charges, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.

       From time to time, each Fund's investment adviser may, at its discretion, reduce or waive its fees or reimburse the Funds for certain of their expenses in order to reduce their expense ratios. Each Fund's investment adviser may cease these waivers and reimbursements at any time.

                              FINANCIAL HIGHLIGHTS

       The tables on the following pages present, for each Fund, financial highlights for a share outstanding throughout each period indicated. The information in the tables for the five most recent fiscal years or the life of the Fund if shorter has been audited by the respective Fund's independent auditors as follows: for EVERGREEN UTILITY FUND by KPMG Peat Marwick LLP; for EVERGREEN GROWTH AND INCOME FUND for the year ended December 31, 1996 by KPMG Peat Marwick LLP, and for the period January 3, 1995 through December 31, 1995 by other auditors; for EVERGREEN VALUE FUND by KPMG Peat Marwick LLP; for EVERGREEN SMALL CAP EQUITY INCOME FUND for the year ended December 31, 1996 by KPMG Peat Marwick LLP and for the period January 3, 1995 through December 31, 1995 by other auditors, for KEYSTONE FUND FOR TOTAL RETURN by KPMG Peat Marwick LLP; and for EVERGREEN INCOME AND GROWTH FUND by Price Waterhouse LLP. A report of KPMG Peat Marwick LLP, Price Waterhouse LLP or other auditors, as the case may be, on the audited information with respect to each Fund is incorporated by reference in the Funds' Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Funds' Statement of Additional Information.

       Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.

EVERGREEN UTILITY FUND

                                          CLASS A SHARES                            CLASS B SHARES                  CLASS C SHARES
                                                         JANUARY 4,                               JANUARY 4,
                                                           1994*                                     1994*
                                    YEAR ENDED            THROUGH            YEAR ENDED             THROUGH           YEAR ENDED
                                   DECEMBER 31,         DECEMBER 31,        DECEMBER 31,         DECEMBER 31,        DECEMBER 31,
                                1996         1995           1994          1996        1995           1994           1996       1995
PER SHARE DATA:
Net asset value, beginning
 of period.................     $10.80        $9.00        $10.00         $10.81       $9.00         $10.00        $10.82      $9.01
Income (loss) from
 investment operations:
 Net investment income.....        .41          .44           .45            .33         .37            .39           .33        .37
 Net realized and
   unrealized gain (loss)
   on investments..........        .05         2.25         (1.01)           .05        2.26          (1.01)          .04       2.26
   Total from investment
     operations............        .46         2.69          (.56)           .38        2.63           (.62)          .37       2.63
Less distributions to
 shareholders from:
 Net investment income.....       (.41)        (.44)         (.44)          (.33)       (.37)          (.38)         (.33)     (.37)
 Net realized gain on
   investments.............       (.28)        (.45)           --           (.28)       (.45)            --          (.28)     (.45)
   Total distributions.....       (.69)        (.89)         (.44)          (.61)       (.82)          (.38)         (.61)     (.82)
Net asset value, end of
 period....................     $10.57       $10.80         $9.00         $10.58      $10.81          $9.00        $10.58     $10.82
TOTAL RETURN+..............       4.4%        30.7%         (5.6%)          3.6%       29.9%          (6.2%)         3.5%      29.8%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
 (000's omitted)...........    $96,243     $107,872        $4,190        $38,511     $35,662        $28,792          $396       $246
Ratios to average net
 assets:
 Expenses**................       .87%         .79%          .53%++        1.62%       1.53%          1.27%++       1.63%      1.54%
 Net investment income**...      3.87%        4.51%         5.07%++        3.12%       3.78%          4.19%++       3.13%      3.76%
Portfolio turnover rate....        59%          88%           23%            59%         88%            23%           59%        88%
Average commission rate
 paid per share............     $.0605          N/A           N/A         $.0605         N/A            N/A        $.0605        N/A


                             SEPTEMBER 2,
                                1994*
                               THROUGH
                             DECEMBER 31,
                                 1994
PER SHARE DATA:
Net asset value, beginning
 of period.................      $9.33
Income (loss) from
 investment operations:
 Net investment income.....        .12
 Net realized and
   unrealized gain (loss)
   on investments..........       (.33)
   Total from investment
     operations............       (.21)
Less distributions to
 shareholders from:
 Net investment income.....       (.11)
 Net realized gain on
   investments.............         --
   Total distributions.....       (.11)
Net asset value, end of
 period....................      $9.01
TOTAL RETURN+..............      (2.2%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
 (000's omitted)...........       $128
Ratios to average net
 assets:
 Expenses**................      1.94%++
 Net investment income**...      3.96%++
Portfolio turnover rate....        23%
Average commission rate
 paid per share............        N/A

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                          CLASS A SHARES                            CLASS B SHARES                  CLASS C SHARES
                                                         JANUARY 4,                               JANUARY 4,
                                                           1994*                                     1994*
                                    YEAR ENDED            THROUGH            YEAR ENDED             THROUGH           YEAR ENDED
                                   DECEMBER 31,         DECEMBER 31,        DECEMBER 31,         DECEMBER 31,        DECEMBER 31,
                                1996         1995           1994          1996        1995           1994           1996       1995
  Expenses.................      1.15%        1.18%         1.43%          1.89%       1.93%          2.11%         1.90%      1.93%
  Net investment income....      3.59%        4.12%         4.17%          2.85%       3.37%          3.35%         2.86%      3.37%


                             SEPTEMBER 2,
                                1994*
                               THROUGH
                             DECEMBER 31,
                                 1994
  Expenses.................      2.78%
  Net investment income....      3.12%

EVERGREEN GROWTH AND INCOME FUND -- CLASS A, B AND C SHARES

                                        CLASS A SHARES                  CLASS B SHARES                  CLASS C SHARES
                                                  JANUARY 3,                      JANUARY 3,                      JANUARY 3,
                                     YEAR           1995*            YEAR           1995*            YEAR           1995*
                                    ENDED          THROUGH          ENDED          THROUGH          ENDED          THROUGH
                                 DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                     1996            1995            1996            1995            1996            1995
PER SHARE DATA:
Net asset value, beginning of
  period......................      $18.63          $14.48          $18.59          $14.48          $18.58          $14.48
Income from investment
  operations:
 Net investment income........         .12             .13             .00**           .05             .00**           .06
 Net realized and unrealized
  gain on investments.........        4.26            4.64            4.20            4.61            4.21            4.60
   Total from investment
    operations................        4.38            4.77            4.20            4.66            4.21            4.66
Less distributions to
  shareholders from:
 Net investment income........        (.13)           (.14)           (.01)           (.07)           (.01)           (.08)
 Net realized gain on
  investments.................        (.35)           (.48)           (.35)           (.48)           (.35)           (.48)
   Total distributions........        (.48)           (.62)           (.36)           (.55)           (.36)           (.56)
Net asset value, end of
  period......................      $22.53          $18.63          $22.43          $18.59          $22.43          $18.58
TOTAL RETURN+.................       23.5%           33.0%           22.6%           32.2%           22.6%           32.2%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period (in
  millions)...................         $85             $19            $245             $46             $10              $2
Ratios to average net assets:
 Expenses.....................       1.41%           1.55%++#        2.17%           2.24%++#        2.17%           2.15%++#
 Net investment income
  (loss)......................        .70%            .99%++#        (.06%)           .30%++#        (.06%)           .35%++#
Portfolio turnover rate.......         14%             17%             14%             17%             14%             17%
Average commission rate paid
  per share...................      $.0566             N/A          $.0566             N/A          $.0566             N/A

*  Commencement of class operations.
** Less than one cent per share.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                   CLASS A         CLASS B         CLASS C
                                                                                    SHARES          SHARES          SHARES
                                                                                  JANUARY 3,      JANUARY 3,      JANUARY 3,
                                                                                    1995*           1995*           1995*
                                                                                   THROUGH         THROUGH         THROUGH
                                                                                 DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                                     1995            1995            1995
Expenses......................................................................       1.64%           2.26%            4.94%
Net investment income (loss)..................................................        .90%            .28%           (2.44%)

EVERGREEN VALUE FUND -- CLASS A SHARES

                                                                                                                NINE        YEAR
                                                                                                               MONTHS      ENDED
                                                                                                               ENDED       MARCH
                                                                    YEAR ENDED DECEMBER 31,                 DECEMBER 31,    31,
                                                       1996     1995     1994     1993     1992     1991       1990*        1990
PER SHARE DATA:
Net asset value, beginning of
 period.............................................  $20.45   $16.62   $17.63   $17.11   $17.08   $14.61      $15.12      $14.45
Income (loss) from investment
 operations:
 Net investment income..............................     .38      .55      .52      .47      .44      .46         .36         .54
 Net realized and unrealized gain (loss) on
   investments......................................    3.49     4.69     (.20)    1.10      .89     3.17        (.44)       1.70
 Total from investment operations...................    3.87     5.24      .32     1.57     1.33     3.63        (.08)       2.24
Less distributions to shareholders from:
 Net investment income..............................    (.41)    (.51)    (.51)    (.47)    (.43)    (.43)       (.36)       (.57)
 Net realized gain on investments...................   (3.32)    (.90)    (.82)    (.58)    (.87)    (.73)       (.02)      (1.00)
 In excess of net investment income.................    (.02)      --       --       --       --       --        (.05)         --
 Total distributions................................   (3.75)   (1.41)   (1.33)   (1.05)   (1.30)   (1.16)       (.43)      (1.57)
Net asset value, end of
 period.............................................  $20.57   $20.45   $16.62   $17.63   $17.11   $17.08      $14.61      $15.12
TOTAL RETURN+.......................................   18.9%    31.8%     1.9%     9.3%     8.0%    25.1%        (.5%)      15.5%
RATIOS &
 SUPPLEMENTAL DATA:
Net assets, end of period
 (in millions)......................................    $328     $292     $189     $190     $169     $136        $105         $96
Ratios to average net assets:
 Expenses...........................................    .91%     .90%     .93%     .99%    1.01%#    .96%#      1.39%++     1.55%
 Net investment income..............................   1.77%    2.78%    2.96%    2.63%    2.37%#   2.78%#      3.28%++     3.42%
Portfolio turnover rate.............................     91%      53%      70%      46%      56%      69%         13%         11%
Average commission rate per share...................  $.0588       --       --       --       --       --          --          --


                                                       1989     1988
PER SHARE DATA:
Net asset value, beginning of
 period.............................................  $12.83   $14.66
Income (loss) from investment
 operations:
 Net investment income..............................     .36      .26
 Net realized and unrealized gain (loss) on
   investments......................................    2.11    (1.30)
 Total from investment operations...................    2.47    (1.04)
Less distributions to shareholders from:
 Net investment income..............................    (.38)    (.26)
 Net realized gain on investments...................    (.47)    (.53)
 In excess of net investment income.................      --       --
 Total distributions................................    (.85)    (.79)
Net asset value, end of
 period.............................................  $14.45   $12.83
TOTAL RETURN+.......................................   19.7%    (7.1%)
RATIOS &
 SUPPLEMENTAL DATA:
Net assets, end of period
 (in millions)......................................     $83      $22
Ratios to average net assets:
 Expenses...........................................   1.71%    1.74%
 Net investment income..............................   2.72%    1.92%
Portfolio turnover rate.............................     24%      24%
Average commission rate per share...................      --       --

*  The Fund changed its fiscal year end from March 31 to December 31.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge is not reflected.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                          YEAR ENDED
                                                                                         DECEMBER 31,
                                                                                        1992     1991
  Expenses...........................................................................   1.02%    1.05%
  Net investment income..............................................................   2.36%    2.69%

EVERGREEN VALUE FUND -- CLASS B AND C SHARES

                                                       CLASS B SHARES                                CLASS C SHARES
                                                                            FEBRUARY 2,
                                                                               1993*
                                                 YEAR ENDED                   THROUGH                  YEAR ENDED
                                                DECEMBER 31,                DECEMBER 31,              DECEMBER 31,
                                       1996         1995         1994           1993             1996              1995
PER SHARE DATA:
Net asset value, beginning of
 period..........................      $20.45       $16.62       $17.63         $17.24           $20.44           $16.61
Income (loss) from investment
 operations:
 Net investment income...........         .22          .39          .42            .35              .22              .39
 Net realized and unrealized gain
   (loss) on investments.........        3.50         4.70         (.20)          1.01             3.50             4.70
   Total from investment
     operations..................        3.72         5.09          .22           1.36             3.72             5.09
Less distributions to
 shareholders from:
 Net investment income...........        (.25)        (.36)        (.41)          (.35  )          (.26   )         (.36   )
 Net realized gain on
   investments...................       (3.32)        (.90)        (.82)          (.58  )         (3.32   )         (.90   )
 Distributions in excess of net
   investment income.............          --           --           --           (.04  )            --               --
 Distributions in excess of net
   realized gain on
   investments...................        (.02)          --           --             --             (.02   )           --
   Total distributions...........       (3.59)       (1.26)       (1.23)          (.97  )         (3.60   )        (1.26   )
 Net asset value, end of
   period........................      $20.58       $20.45       $16.62         $17.63           $20.56           $20.44
TOTAL RETURN+....................       18.1%        30.9%         1.3%           8.0%            18.1%            30.9%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
 (000's omitted).................    $197,411     $141,072     $104,297        $59,953           $1,458             $811
Ratios to average net assets:
 Expenses........................       1.66%        1.65%        1.53%          1.48%  ++        1.67%            1.65%
 Net investment income...........       1.01%        2.04%        2.36%          2.09%  ++        1.00%            2.03%
Portfolio turnover rate..........         91%          53%          70%            46%              91%              53%
Average commission rate paid
 per share.......................      $.0588          N/A          N/A            N/A           $.0588              N/A


                                   SEPTEMBER 2,
                                      1994*
                                     THROUGH
                                   DECEMBER 31,
                                       1994
PER SHARE DATA:
Net asset value, beginning of
 period..........................      $18.28
Income (loss) from investment
 operations:
 Net investment income...........         .19
 Net realized and unrealized gain
   (loss) on investments.........        (.81  )
   Total from investment
     operations..................        (.62  )
Less distributions to
 shareholders from:
 Net investment income...........        (.19  )
 Net realized gain on
   investments...................        (.82  )
 Distributions in excess of net
   investment income.............        (.04  )
 Distributions in excess of net
   realized gain on
   investments...................          --
   Total distributions...........       (1.05  )
 Net asset value, end of
   period........................      $16.61
TOTAL RETURN+....................       (3.4%  )
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
 (000's omitted).................        $485
Ratios to average net assets:
 Expenses........................       1.68%  ++
 Net investment income...........       2.16%  ++
Portfolio turnover rate..........         70%
Average commission rate paid
 per share.......................         N/A

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charges are not reflected.
++ Annualized.

EVERGREEN SMALL CAP EQUITY INCOME FUND -- CLASS A, B AND C SHARES

                                            CLASS A SHARES                        CLASS B SHARES                 CLASS C
                                                       JANUARY 3,                            JANUARY 3,           SHARES
                                       YEAR               1995*              YEAR               1995*              YEAR
                                      ENDED              THROUGH            ENDED              THROUGH            ENDED
                                   DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                       1996               1995               1996               1995               1996
PER SHARE DATA:
Net asset value, beginning of
 period........................       $11.57               $9.64            $11.57               $9.64            $11.56
Income (loss) from investment
 operations:
 Net investment income.........          .34                 .34               .27                 .28               .28
 Net realized and unrealized
   gain (loss) on
   investments.................         2.13                2.45              2.11                2.43              2.10
   Total from investment
     operations................         2.47                2.79              2.38                2.71              2.38
Less distributions to
 shareholders from:
 Net investment income.........         (.34)               (.37)             (.26)               (.29)             (.25)
 Net realized gains on
   investments.................         (.60)               (.49)             (.60)               (.49)             (.60)
   Total distributions.........         (.94)               (.86)             (.86)               (.78)             (.85)
Net asset value, end of
 period........................       $13.10              $11.57            $13.09              $11.57            $13.09
TOTAL RETURN+..................        22.0%               29.5%             21.1%               28.7%             21.1%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
 (000's omitted)...............         $336                $216              $692                $266               $56
Ratios to average net assets:
 Expenses**....................        1.75%               1.75%++           2.50%               2.50%++           2.50%
 Net investment income**.......        3.08%               3.39%++           2.39%               2.67%++           2.33%
Portfolio turnover rate........          50%                 48%               50%                 48%               50%
Average commission rate paid
 per share.....................       $.0635                 N/A            $.0635                 N/A            $.0635


                                   JANUARY 24,
                                      1995*
                                     THROUGH
                                  DECEMBER 31,
                                      1995
PER SHARE DATA:
Net asset value, beginning of
 period........................        $9.74
Income (loss) from investment
 operations:
 Net investment income.........          .28
 Net realized and unrealized
   gain (loss) on
   investments.................         2.33
   Total from investment
     operations................         2.61
Less distributions to
 shareholders from:
 Net investment income.........         (.30)
 Net realized gains on
   investments.................         (.49)
   Total distributions.........         (.79)
Net asset value, end of
 period........................       $11.56
TOTAL RETURN+..................        27.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
 (000's omitted)...............          $24
Ratios to average net assets:
 Expenses**....................        2.50%++
 Net investment income**.......        2.63%++
Portfolio turnover rate........          48%
Average commission rate paid
 per share.....................          N/A

 * Commencement of class operations.
 + Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                            CLASS A SHARES                         CLASS B SHARES                 CLASS C
                                                       JANUARY 3,                             JANUARY 3,           SHARES
                                       YEAR               1995*               YEAR              1995*               YEAR
                                      ENDED              THROUGH             ENDED             THROUGH             ENDED
                                   DECEMBER 31,       DECEMBER 31,        DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                       1996               1995                1996               1995               1996
   Expenses...................         5.03%              24.45%              5.72%              20.90%             5.77%
   Net investment income
     (loss)...................         (.19%)            (19.30%)             (.83%)            (15.72%)            (.94%)


                                 JANUARY 24,
                                    1995*
                                   THROUGH
                                 DECEMBER 31,
                                     1995
   Expenses...................      187.29%
   Net investment income
     (loss)...................     (182.16%)

KEYSTONE FUND FOR TOTAL RETURN -- CLASS A SHARES

                                                                   YEAR ENDED NOVEMBER 30,
                            1996        1995        1994        1993        1992        1991        1990        1989        1988
Net asset value
 beginning of year.....     $13.83      $11.75      $12.31      $12.06      $11.45      $10.29      $10.89       $9.41       $8.59
Income from investment
 operations
 Net investment
   income..............       0.26        0.25        0.24        0.21        0.23        0.34        0.41        0.42        0.46
 Net realized and
   unrealized gain
   (loss) on
   investments and
   foreign currency
   related
   transactions........       3.83        2.80       (0.56)       1.31        1.19        1.38       (0.61)       2.01        0.89
 Total from investment
   operations..........       4.09        3.05       (0.32)       1.52        1.42        1.72       (0.20)       2.43        1.35
Less distributions from
Net investment
 income................      (0.26)      (0.25)      (0.24)      (0.21)      (0.23)      (0.35)      (0.40)      (0.42)      (0.53)
In excess of net
 investment income.....       0.00       (0.07)       0.00       (0.03)      (0.05)      (0.05)       0.00        0.00        0.00
Net realized gain on
 investments...........      (0.33)      (0.65)       0.00       (1.03)      (0.53)      (0.16)       0.00       (0.53)       0.00
Total distributions....      (0.59)      (0.97)      (0.24)      (1.27)      (0.81)      (0.56)      (0.40)      (0.95)      (0.53)
Net asset value end of
 year..................     $17.33      $13.83      $11.75      $12.31      $12.06      $11.45      $10.29      $10.89       $9.41
TOTAL RETURN (a).......     29.83%      26.57%      (2.65%)     12.67%      12.56%      16.70%      (1.85%)     26.17%      15.98%
RATIOS/SUPPLEMENTAL
 DATA
Ratios to average net
 assets:
Total expenses.........      1.41%(b)    1.69%(b)    1.59%       1.85%       1.85%       1.88%       2.00%(c)    2.00%(c)   1.47%(c)
Net investment
 income................      1.66%       1.94%       1.93%       1.63%       1.87%       2.98%       3.85%       3.94%       4.87%
Portfolio turnover
 rate..................        41%         77%         57%         92%         66%         43%         51%         50%         64%
Average commissions
 rate paid.............    $0.0037         N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A
Net assets end of year
 (thousands)...........    $40,487     $27,037     $23,162     $26,367     $23,607     $22,974     $22,080     $22,764     $20,735

                           FEBRUARY 13,
                               1987
                         (COMMENCEMENT OF
                          OPERATIONS) TO
                           NOVEMBER 30,
                               1987
Net asset value
 beginning of year.....        $10.00
Income from investment
 operations
 Net investment
   income..............          0.30
 Net realized and
   unrealized gain
   (loss) on
   investments and
   foreign currency
   related
   transactions........         (1.47)
 Total from investment
   operations..........         (1.17)
Less distributions from
Net investment
 income................         (0.24)
In excess of net
 investment income.....          0.00
Net realized gain on
 investments...........          0.00
Total distributions....         (0.24)
Net asset value end of
 year..................         $8.59
TOTAL RETURN (a).......       (11.94%)
RATIOS/SUPPLEMENTAL
 DATA
Ratios to average net
 assets:
Total expenses.........         1.00%(c)(d)
Net investment
 income................         4.94%(d)
Portfolio turnover
 rate..................           16%
Average commissions
 rate paid.............           N/A
Net assets end of year
 (thousands)...........        $7,672

(a) Excluding applicable sales charges.
(b) The expense ratios include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 1.39% and 1.67% for the years ended November 30, 1996 and 1995, respectively.
(c) Figure is net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the ratio of total expenses to average net assets would have been 2.41%, 2.48%, 2.92%, and 4.77% (on an annualized basis), respectively, for the years ended 1990, 1989, 1988 and the period from February 13, 1987 (Commencement of Operations) to November 30, 1987.
(d) Annualized for the period April 14, 1987 (Commencement of Investment Operations) to November 30, 1987.

KEYSTONE FUND FOR TOTAL RETURN -- CLASS B SHARES

                                                                                                        FEBRUARY 1, 1993
                                                                                                        (DATE OF INITIAL
                                                                        YEAR ENDED NOVEMBER 30,       PUBLIC OFFERING) TO
                                                                      1996       1995       1994       NOVEMBER 30, 1993
Net asset value beginning of year.................................    $13.84     $11.77     $12.32            $12.65
Income from investment operations
  Net investment income...........................................      0.15       0.15       0.15             0.10
  Net realized and unrealized gain (loss) on investments and
     foreign currency related transactions........................      3.80       2.82      (0.56)            0.74
  Total from investment operations................................      3.95       2.97      (0.41)            0.84
Less distributions from
  Net investment income...........................................     (0.15)     (0.15)     (0.14)           (0.10)
  In excess of net investment income..............................      0.00      (0.10)      0.00            (0.04)
  Net realized gain on investments................................     (0.33)     (0.65)      0.00            (1.03)
  Total distributions.............................................     (0.48)     (0.90)     (0.14)           (1.17)
Net asset value end of year.......................................    $17.31     $13.84     $11.77           $12.32
TOTAL RETURN (a)..................................................    28.73%     25.59%     (3.36%)           6.68%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
Total expenses....................................................     2.18%(b)   2.47%(b)   2.31%            2.64%(c)
Net investment income.............................................     0.88%      1.06%      1.27%            0.84%(c)
Portfolio turnover rate...........................................       41%        77%        57%              92%
Average commissions rate paid.....................................   $0.0037        N/A        N/A              N/A
Net assets end of year (thousands)................................   $43,526    $20,605    $ 7,314           $4,283

(a) Excluding applicable sales charges.
(b) The expense ratios include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 2.16% and 2.46% for the years ended November 30, 1996 and 1995, respectively.
(c) Annualized for the period February 1, 1993 (Date of Initial Public Offering) to November 30, 1993.

KEYSTONE FUND FOR TOTAL RETURN -- CLASS C SHARES

                                                                                                         FEBRUARY 1, 1993
                                                                                                         (DATE OF INITIAL
                                                                                                         PUBLIC OFFERING)
                                                                            YEAR ENDED NOVEMBER 30,             TO
                                                                           1996       1995      1994     NOVEMBER 30, 1993
Net asset value beginning of year......................................    $13.85    $11.78    $12.33          $12.65
Income from investment operations
  Net investment income................................................      0.14      0.16      0.15            0.10
  Net realized and unrealized gain (loss) on investments and foreign
     currency related transactions.....................................      3.81      2.81     (0.56)           0.75
  Total from investment operations.....................................      3.95      2.97     (0.41)           0.85
Less distributions from
  Net investment income................................................     (0.15)    (0.16)    (0.14)          (0.10)
  In excess of net investment income...................................      0.00     (0.09)     0.00           (0.04)
  Net realized gain on investments.....................................     (0.33)    (0.65)     0.00           (1.03)
  Total distributions..................................................     (0.48)    (0.90)    (0.14)          (1.17)
Net asset value end of year............................................    $17.32    $13.85    $11.78          $12.33
TOTAL RETURN (a).......................................................    28.71%    25.57%    (3.36%)          6.76%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
Total expenses.........................................................     2.17%(b)  2.47%(b)  2.34%           2.64%(c)
Net investment income..................................................     0.89%     1.16%     1.21%           0.83%(c)
Portfolio turnover rate................................................       41%       77%       57%             92%
Average commissions rate paid..........................................   $0.0037       N/A       N/A             N/A
Net assets, end of year (thousands)....................................   $14,562    $9,503    $5,968         $ 5,030

(a) Excluding applicable sales charges.
(b) The expense ratios include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 2.15% and 2.44% for the years ended November 30, 1996 and 1995, respectively.
(c) Annualized for the period February 1, 1993 (Date of Initial Public Offering) to November 30, 1993.

EVERGREEN INCOME AND GROWTH FUND
(FORMERLY EVERGREEN TOTAL RETURN FUND)
CLASS A, B AND C SHARES

                                  CLASS A SHARES                               CLASS B SHARES                    CLASS C
                                                   JANUARY 3,                                   JANUARY 3,       SHARES
                        YEAR           YEAR           1995*          YEAR           YEAR           1995*          YEAR
                        ENDED          ENDED         THROUGH         ENDED          ENDED         THROUGH         ENDED
                     JANUARY 31,    JANUARY 31,    JANUARY 31,    JANUARY 31,    JANUARY 31,    JANUARY 31,    JANUARY 31,
                        1997           1996           1995           1997           1996           1996           1997
PER SHARE DATA:
Net asset value,
 beginning of
 period...........      $20.15         $17.28         $17.09         $20.08         $17.28         $17.09         $20.08
Income from
 investment
 operations:
 Net investment
   income.........        1.02           1.01            .02            .89            .91            .02            .87
 Net realized and
   unrealized gain
   on
   investments....        1.67           2.94            .17           1.64           2.87            .17           1.66
   Total from
     investment
     operations...        2.69           3.95            .19           2.53           3.78            .19           2.53
Less distributions
 to shareholders
 from:
 Net investment
   income.........       (1.05)         (1.08)            --           (.92)          (.98)            --           (.92)
Net asset value,
 end of period....      $21.79         $20.15         $17.28         $21.69         $20.08         $17.28         $21.69
TOTAL RETURN+.....       19.8%          23.4%           1.1%          13.0%          22.4%           1.1%          12.9%
RATIOS &
 SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's
 omitted).........      $9,678         $4,412           $119        $35,323        $14,750           $599           $982
Ratios to average
 net assets:
 Expenses.........       1.44%          1.36%#         1.45%++        2.19%          2.11%#         2.23%++        2.19%
 Average
   commission
   dividends per
   share..........      $.0491             --             --         $.0491             --             --         $.0491
 Interest
   expense........        .05%             --             --           .03%             --             --           .03%
 Net investment
   income.........       4.93%          5.39%#         4.09%++        4.17%          4.69%#         3.23%++        4.15%
Portfolio turnover
 rate.............        168%           138%           151%           168%           138%           151%           168%


                                   JANUARY 3,
                       YEAR           1995*
                       ENDED         THROUGH
                    JANUARY 31,    JANUARY 31,
                       1996           1995
PER SHARE DATA:
Net asset value,
 beginning of
 period...........     $17.27         $17.09
Income from
 investment
 operations:
 Net investment
   income.........        .90            .01
 Net realized and
   unrealized gain
   on
   investments....       2.89            .17
   Total from
     investment
     operations...       3.79            .18
Less distributions
 to shareholders
 from:
 Net investment
   income.........       (.98)            --
Net asset value,
 end of period....     $20.08         $17.27
TOTAL RETURN+.....      22.4%           1.1%
RATIOS &
 SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's
 omitted).........       $523            $24
Ratios to average
 net assets:
 Expenses.........      2.11%#         2.22%++
 Average
   commission
   dividends per
   share..........         --             --
 Interest
   expense........         --             --
 Net investment
   income.........      4.67%#         2.68%++
Portfolio turnover
 rate.............       138%           151%

 * Commencement of class operations.
 + Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
 ++ Annualized.
 # Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                      YEAR ENDED
                                                                                   JANUARY 31, 1996
                                                                             CLASS A    CLASS B    CLASS C
                                                                             SHARES     SHARES     SHARES
   Expenses...............................................................    2.50%      2.25%     13.03%
   Net investment income (loss)...........................................    4.25%      4.55%     (6.25% )

                            DESCRIPTION OF THE FUNDS

INVESTMENT OBJECTIVES AND POLICIES

       Unless otherwise noted in this Prospectus, the Funds' investment policies are not fundamental and may be changed without shareholder approval. Each Fund's investment objective is fundamental and may not be changed without shareholder approval.

       In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions", below.

EVERGREEN GROWTH AND INCOME FUND

       The investment objective of EVERGREEN GROWTH AND INCOME FUND is to achieve a return composed of capital appreciation in the value of its shares and current income.

       The Fund seeks to achieve its investment objective by investing in the securities of companies which are undervalued in the marketplace relative to those companies' assets, breakup value, earnings or potential earnings growth. These companies are often found among those which have had a record of financial success but are currently in disfavor in the marketplace for reasons the Fund's investment adviser perceives as temporary or erroneous. Such investments when successfully timed are expected to be the means for achieving the Fund's investment objective. This inherently contrarian approach may require greater reliance upon the analytical and research capabilities of the Fund's investment adviser than an investment in certain other equity funds. Consequently, an investment in the Fund may involve more risk than other equity funds. The Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program. Nor should the Fund be considered a balanced or complete investment program.

       The Fund will use the "value timing" approach as a process for purchasing securities when events indicate that fundamental investment values are being ignored in the marketplace. Fundamental investment value is based on one or more of the following: assets -- tangible and intangible (examples of the latter include brand names or licenses), capitalization of earnings, cash flow or potential earnings growth. A discrepancy between market valuation and fundamental value often arises due to the presence of unrecognized assets or business opportunities, or as a result of incorrectly perceived or short-term negative factors. Changes in regulations, basic economic or monetary shifts and legal action (including the initiation of bankruptcy proceedings) are some of the factors that create these capital appreciation opportunities. If the securities in which the Fund invests never reach their perceived potential or the valuation of such securities in the marketplace does not in fact reflect significant undervaluation, there may be little or no appreciation or a depreciation in the value of such securities.

       The Fund will invest primarily in common stocks and securities convertible into or exchangeable for common stock. It is anticipated that the Fund's investments in these securities will contribute to the Fund's return primarily through capital appreciation. In addition, the Fund will invest in nonconvertible preferred stocks and debt securities. It is anticipated that the Fund's investments in these securities will also produce capital appreciation, but the current income component of return will be a more significant factor in their selection. However, the Fund will invest in nonconvertible preferred stock and debt securities only if the anticipated capital appreciation plus income from such investments is equivalent to that anticipated from investments in equity or equity-related securities. The Fund may invest up to 5% of its total assets in debt securities which are rated below investment grade, commonly known as "junk bonds". Investments of this type are subject to greater risk of loss of principal and interest. See "Special Risk Considerations -- Lower Rated Securities".

EVERGREEN SMALL CAP EQUITY INCOME FUND

       The investment objective of EVERGREEN SMALL CAP EQUITY INCOME FUND is to achieve a return consisting of current income and capital appreciation in the value of its shares. The emphasis on current income and capital appreciation will be relatively equal although, over time, changes in market conditions and the level of interest rates may cause the Fund to vary its emphasis between these two elements in its search for the optimum return for its shareholders. The Fund seeks to achieve its investment objective through investments in common stocks, preferred stocks, securities convertible into or exchangeable for common stocks and fixed income securities. Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities (including convertible debt securities) of companies that, at the time of purchase, have "total market capitalization" -- present market value per share multiplied by the total number of shares outstanding -- of less than $500 million. The Fund may invest up to 35% of its total assets in equity securities of companies that at the time of purchase have a total market capitalization of $500 million or more, and in excess of that percentage during temporary defensive periods. As of December 31, 1994, 1995 and 1996, approximately 64.5%, 69.9% and 78.5%, respectively, of the Fund's portfolio consisted of equity securities.

       To the extent that the Fund seeks capital appreciation, it expects that its investments will provide growth over the long-term. Investments, however, may be made on occasion for the purpose of short-term capital appreciation if the Fund believes that such investments will benefit its shareholders. Purchasing securities for short-term trading is subject to certain rules and involves additional brokerage expenses. The Fund may make investments in securities regardless of whether or not such securities are traded on a national securities exchange. The value of portfolio securities and their yields are expected to fluctuate over time because of varying general economic and market conditions.

       The Fund's portfolio will vary over time depending upon the economic outlook and market conditions. The composition of its portfolio will be subject to the discretion of the Fund's investment adviser. Ordinarily, the Fund anticipates that most of its portfolio will consist of equity securities and convertible debt securities. A significant portion of the equity investments, however, will be income producing. If in the judgment of the Fund's investment adviser a defensive position is appropriate, the Fund may take a defensive position and invest without limit in debt securities or government securities or hold its assets in cash or cash equivalents. The quality standards for debt securities include: Obligations of banks and commercial paper rated no lower than P-2 by Moody's Investor's Service ("Moody's"), A-2 by Standard and Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P") or having a comparable rating from another nationally recognized statistical rating organization ("SRO"); and non-convertible debt securities rated no lower than Baa by Moody's or BBB by S&P. Securities rated Baa or BBB may have speculative charachteristics. Changes in economic conditions are more likely to weaken the capacity of the issuers of such bonds to make the interest and principal payments than would be the case with higher rated bonds. However, like higher rated bonds, these securities may be considered investment grade. For a description of such ratings see the Statement of Additional Information.

EVERGREEN INCOME AND GROWTH FUND

       The investment objective of EVERGREEN INCOME AND GROWTH FUND (formerly Evergreen Total Return Fund) is to achieve a return consisting of current income and capital appreciation in the value of its shares. The emphasis on current income and capital appreciation will be relatively equal although, over time, changes in the outlook for market conditions and the level of interest rates will cause the Fund to vary its emphasis between these two elements in its search for the optimum return for its shareholders. To the extent that the Fund is emphasizing current income, it may purchase securities in anticipation of participating in dividends. This practice may result in a higher rate of portfolio turnover and may affect the Fund's overall return. The Fund seeks to achieve its investment objective through investments in common stocks, preferred stocks, securities convertible into or exchangeable for common stocks and fixed income securities. The Fund may invest up to 20% of its total assets in the securities of foreign issuers either directly or in the form of ADRs, European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. See "Special Risk Considerations", below.

       To the extent that the Fund seeks capital appreciation, it expects that its investments will provide growth over the long-term. Investments, however, may be made on occasion for the purpose of short-term capital appreciation if the Fund believes that such investments will benefit its shareholders. The Fund may make investments in securities (other than options) regardless of whether or not such securities are traded on a national securities exchange. The value of portfolio securities and their yields, as well as opportunities to realize netgains from a covered call options writing program, are expected to fluctuate over time because of varying general economic and market conditions.

       The Fund's portfolio will vary over time depending upon the economic outlook and market conditions. The composition of its portfolio will be largely unrestricted and subject to the discretion of the Fund's investment adviser. Ordinarily, the Fund anticipates that approximately 75% of its portfolio will consist of equity securities and the other 25% of debt securities (including convertible debt securities). If, in the judgment of the Fund's investment adviser, the appreciation potential for equity securities exceeds the return available from debt securities or government securities, investments in equity securities could exceed 75% of the Fund's portfolio. Most equity investments, however, will be income producing. As of January 31, 1995, 1996 and 1997, approximately 91%, 91% and 93%, respectively, of the Fund's portfolio consisted of equity securities. The balance of the Fund's portfolio consisted of debt securities (including convertible debt securities). The quality standards for debt securities include: Obligations of banks having total assets of at least one billion dollars which are members of the FDIC; commercial paper rated no lower than P-2 by Moody's or A-2 by S&P; and non-convertible debt securities rated no lower than Baa by Moody's or BBB by Standard & Poor's. Securities rated Baa or BBB may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuers of such bonds to make principal and interest payments than is the case with higher rated bonds. However, like the higher rated bonds, these securities are considered investment grade. For a description of such ratings, see the Statement of Additional Information. See "Special Risk Considerations".

EVERGREEN UTILITY FUND

       The investment objective of EVERGREEN UTILITY FUND is to achieve a return consisting of high current income and moderate capital appreciation. The Fund invests primarily in a diversified portfolio of equity and debt securities of utility companies that produce, transmit or distribute gas or electrical energy, as well as those companies which provide communications facilities, such as telephone and telegraph companies. As a matter of investment policy, the Fund will invest at least 65% of the value of its total assets in utility companies that derive 50% of their revenues from utilities or assets relating to utility industries. In addition, the Fund may invest up to 35% of its assets in common stock of non-utility companies. As of December 31, 1995 and 1996, approximately 77.8% and 79%, respectively, of the Fund's portfolio consisted of investments in utility companies. See "Special Risk Considerations".

              The Fund may invest in:

              common and preferred stocks, bonds and convertible preferred stocks of utility companies selected by the Fund's investment adviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the individual company's industry. However, other factors, such as product position, market share or profitability may also be considered by the Fund's investment adviser. The Fund will only invest its assets in debt securities rated Baa or higher by Moody's or BBB or higher by S&P or which, if unrated, are considered to be of comparable quality by the Fund's investment adviser;

         securities which are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds; and notes, bonds and discount notes of U.S. government agencies or instrumentalities such as the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank and National Credit Union Administration. Some of these securities are supported by the full faith and credit of the U.S. government, and others are supported only by the full faith and credit of the agency or instrumentality;

              commercial paper, including master demand notes;

              American Depositary Receipts ("ADRs") of foreign companies traded on the New York or American Stock Exchanges or the over-the-counter market;

              foreign securities (either foreign or U.S. securities traded in foreign markets). The Fund may also invest in other obligations denominated in foreign currencies. In making these decisions, the Fund's investment adviser will consider such factors as the condition and growth potential of various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. See "Special Risk Considerations" below.The Fund will not invest more than 10% of its assets in foreign securities;

              obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations having at least $1 billion in deposits and insured by the Bank Insurance Fund or the Savings Association Mortgage Fund, including U.S. branches of foreign banks and foreign branches of U.S. banks; and

              securities of other investment companies.

       As of December 31, 1996 approximately 89.5% of the Fund's portfolio consisted of equity securities.

       Bonds rated Baa by Moody's or BBB by S&P may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuers of such bonds to make principal and interest payments than is the case with higher rated bonds. However, like the higher rated bonds, these securities are considered investment grade. For a description of such ratings, see the Statement of Additional Information.

EVERGREEN VALUE FUND

       The investment objective of the EVERGREEN VALUE FUND is long-term capital appreciation with current income as a secondary objective. Normally, at least 75% of the Fund's assets will be invested in equity securities of U.S. companies with prospects for earnings growth and dividends. As of December 31, 1994, 1995 and 1996 approximately 97%, 89% and 96% respectively, of the Fund's portfolio consisted of equity securities.

       The Fund's investments, in order of priority, consist of:

              common and preferred stocks, bonds and convertible preferred stock of U.S. companies with a minimum market capitalization of $100 million which are listed on the New York or American Stock Exchanges or traded in over-the-counter markets. The primary consideration is for those industries and companies with the potential for capital appreciation; income is a secondary consideration;

              ADRs of foreign companies traded on the New York or American Stock Exchanges or the over-the-counter market;

              foreign securities (either foreign or U.S. securities traded in foreign markets). The Fund may also invest in obligations denominated in foreign currencies. In making these decisions, the Fund's investment adviser will consider such factors as the condition and growth potential of various economies and securities markets, currency and taxation implications and other pertinent financial, social, national and political factors (see "Special Risk Considerations");

              convertible bonds rated no lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of comparable quality by the Fund's investment adviser;

              money market instruments;

              fixed rate notes and bonds and adjustable and variable rate notes of companies whose common stock the Fund may acquire rated no lower than BBB by S&P or Baa by Moody's or which, if not rated, determined to be of comparable quality by the Fund's investment adviser (up to 5% of total assets);

              zero coupon bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities (up to 5% of total assets);

              obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations having at least $1 billion in deposits and insured by the Bank Insurance Fund or the Savings Association Insurance Fund, including U.S. branches of foreign banks and foreign branches of U.S. banks; and
              prime commercial paper, including master demand notes rated no lower than A-1 by S&P or Prime 1 by Moody's.

       Bonds rated BBB by S&P or Baa by Moody's may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuers of such bonds to make principal and interests payments than higher rated bonds. However, like the higher rated bonds, these securities are considered investment grade. For a description of such ratings see the Statement of Additional Information.

KEYSTONE FUND FOR TOTAL RETURN

       KEYSTONE FUND FOR TOTAL RETURN seeks total return from a combination of capital growth and income. Under ordinary circumstances, the Fund will invest principally in dividend paying common stocks, preferred stocks and securities convertible or exchangeable into common stocks. Non-dividend paying stocks may also be owned by the Fund if, in the judgment of the Fund's investment adviser, that is consistent with its investment objectives. The Fund may invest up to 50% of its assets in securities of foreign issuers located in developed countries as well as emerging markets countries. For this purpose, countries with emerging markets are generally those where the per capita income is in the low to middle ranges, as determined, from time to time, by the International Bank for Reconstruction and Development ("World Bank"). The Fund may invest up to 35% of its total assets in debt securities of U.S. and foreign issuers, including secured and unsecured debt obligations, rated in any category by S&P or Moody's or which are unrated. The Fund may also invest in non-investment grade rated zero coupon and payment-in-kind ("PIK") securities. See "Special Risk Considerations".

       The Fund may invest up to 35% of its total assets under ordinary circumstances in the following types of money market instruments: (1) commercial paper, including master demand notes, which at the date of investment is rated A-1, the highest grade, by S&P, PRIME-1, the highest grade, by Moody's or, if not rated by such services, is issued by a company which at the date of investment has an outstanding issue rated A or better by S&P or Moody's; (2) obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations having at least $1 billion in assets as of the date of their most recently published financial statements that are members of the Federal Deposit Insurance Corporation, including U.S. branches of foreign banks and foreign branches of U.S. banks; (3) corporate obligations that at the date of investment are rated A or better by S&P or Moody's; and (4) obligations issued or guaranteed by the U.S. government or by any agency or instrumentality of the U.S. government.

INVESTMENT PRACTICES AND RESTRICTIONS

Defensive Investments. The Funds may invest without limitation in high quality money market instruments, such as notes, certificates of deposit or bankers' acceptances, or U.S. government securities if, in the opinion of the Funds' investment advisers, market conditions warrant a temporary defensive investment strategy. In addition, KEYSTONE FUND FOR TOTAL RETURN may also make temporary investments in debt securities and high grade preferred stocks for defensive purposes when it believes market conditions warrant.

Portfolio Turnover and Brokerage. It is contemplated that Lieber & Company, an affiliate of Evergreen Asset Management Corp. ("Evergreen Asset") and a member of the New York and American Stock Exchanges, will to the extent practicable effect substantially all of the portfolio transactions for the EVERGREEN SMALL CAP EQUITY INCOME FUND, EVERGREEN GROWTH AND INCOME FUND and EVERGREEN INCOME AND GROWTH FUND on those exchanges. The portfolio turnover rate experienced by a Fund directly affects brokerage commissions and other transaction costs which the Fund must pay. A portfolio turnover rate of 100% would occur if all of a Fund's portfolio securities were replaced in one year. It is anticipated that the annual portfolio turnover rate for the EVERGREEN INCOME AND GROWTH FUND may exceed 100%. A high rate of portfolio turnover will increase brokerage costs. The portfolio turnover rate for each Fund is set forth in the tables contained in the section entitled "Financial Highlights". See the Statement of Additional Information for further information regarding the brokerage allocation practices of the Funds.

Borrowing. As a matter of fundamental policy, the Funds other than KEYSTONE FUND FOR TOTAL RETURN, may not borrow money except from banks as a temporary measure to facilitate redemption requests or for extraordinary or emergency purposes. The proceeds from borrowings may be used to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities. KEYSTONE FUND FOR TOTAL RETURN may borrow in amounts up to one-third of its assets for the aformentioned purposes as well as for leverage. See "Special Risk Considerations". The specific limits applicable to borrowing by each Fund are set forth in the Statement of Additional Information.

Lending of Portfolio Securities. In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other financial institutions. The Funds' investment advisers will monitor the creditworthiness of such borrowers. Loans of securities by the Funds, if and when made, may not exceed 30% of the value of the net assets of the EVERGREEN INCOME AND GROWTH FUND, EVERGREEN GROWTH AND INCOME FUND and EVERGREEN SMALL CAP EQUITY INCOME FUND, 15% of the value of the total assets of EVERGREEN UTILITY FUND and KEYSTONE FUND FOR TOTAL RETURN and 5% of the value of the total assets of EVERGREEN VALUE FUND, and must be collateralized by cash or U.S. government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby increasing its return. Any gain or loss in the market price of the loaned securities which occurs during the term of the loan would affect a Fund and its investors. A Fund has the right to call a loan and obtain the securities loaned at any time on notice of not more than five business days. A Fund may pay reasonable fees in connection with such loans.

       There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Short Sales. The EVERGREEN INCOME AND GROWTH FUND and EVERGREEN GROWTH AND INCOME FUND may, as a defensive strategy, make short sales of securities. A short sale occurs when a seller sells a security and makes delivery to the buyer by borrowing the security. Short sales of a security are generally made in cases where the seller expects the market value of the security to decline. To complete a short sale, the seller must replace the security borrowed by purchasing it at the market price at the time of replacement, or by delivering securities from the seller's own position to the lender. In the event the market value of a security sold short were to increase, the seller would realize a loss to the extent that the cost of purchasing the security for delivery to the lender were greater than the proceeds from the short sale. In the event a short sale is completed by delivery of securities to the lender from the seller's own position, the seller would forego any gain that would otherwise be realized on such securities.

Illiquid or Restricted Securities. EVERGREEN GROWTH AND INCOME FUND, EVERGREEN INCOME AND GROWTH FUND, EVERGREEN UTILITY FUND and KEYSTONE FUND FOR TOTAL RETURN may invest up to 15% of their net assets, and EVERGREEN SMALL CAP EQUITY INCOME FUND and EVERGREEN VALUE FUND may invest up to 10% of their net assets, in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which have been determined to be liquid, will not be considered by the Funds' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 15% or 10% limits. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A will be monitored by the Funds' investment advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Fund having more than 15% or 10% of its net assets, as applicable, invested in illiquid or not readily marketable securities.

Repurchase Agreements and Reverse Repurchase Agreements. The Funds may enter into repurchase agreements with member banks of the Federal Reserve System, including the Funds' custodian or primary dealers in U.S. government securities. A repurchase agreement is an arrangement pursuant to which a buyer purchases a security and simultaneously agrees to resell it to the vendor at a price that results in an agreed-upon market rate of return which is effective for the period of time (which is normally one to seven days, but may be longer) the buyer's money is invested in the security. The arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. A Fund requires continued maintenance of collateral with its custodian in an amount at least equal to the repurchase price (including accrued interest). In the event a vendor defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, a Fund might be delayed in selling the collateral. The Funds' investment advisers will review and continually monitor the creditworthiness of each institution with which a Fund enters into a repurchase agreement to evaluate these risks.

       EVERGREEN UTILITY FUND, EVERGREEN SMALL CAP EQUITY INCOME FUND, EVERGREEN VALUE FUND, and KEYSTONE FUND FOR TOTAL RETURN may borrow money by entering into a "reverse repurchase agreement" by which they agree to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase them at a mutually agreed upon date and price, for temporary or emergency purposes. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, U.S. government securities or liquid high grade debt obligations having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Each Fund, other than KEYSTONE FUND FOR TOTAL RETURN, will not enter into reverse repurchase agreements exceeding 5% of the value of its total assets. KEYSTONE FUND FOR TOTAL RETURN may enter into reverse repurchase agreements in amounts up to one-third of the value of its total assets.

When-Issued and Delayed Delivery Transactions. EVERGREEN UTILITY FUND, EVERGREEN VALUE FUND and KEYSTONE FUND FOR TOTAL RETURN may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date. The Funds may dispose of commitments prior to settlement if the Funds' investment advisers deem it appropriate to do so. In addition, the Funds may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

Fixed Income Securities -- Downgrades. If any security invested in by any of the Funds loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

OPTIONS, FUTURES AND DERIVATIVES

       In addition to making investments directly in securities, the Funds may write covered put and call options and hedge their investments by purchasing options. EVERGREEN UTILITY FUND, EVERGREEN VALUE FUND, EVERGREEN SMALL CAP EQUITY INCOME FUND and KEYSTONE FUND FOR TOTAL RETURN may also engage in transactions in futures contracts and related options. The investment adviser to the EVERGREEN GROWTH AND INCOME FUND and EVERGREEN SMALL CAP EQUITY INCOME FUND does not currently intend to write covered call options, purchase options or engage in transactions in futures contracts and related options, but may do so in the future. The Funds may engage in foreign currency exchange transactions to protect against changes in future exchange rates. The Funds, other than EVERGREEN VALUE FUND and KEYSTONE FUND FOR TOTAL RETURN, do not currently intend to write covered put options, but may do so in the future.

       Writing Options. Each Fund may write covered call options, and EVERGREEN VALUE FUND and KEYSTONE FUND FOR TOTAL RETURN may write covered put options, on certain portfolio securities in an attempt to earn income and realize a higher return on their portfolios. A call option gives the purchaser of the option the right to buy a security from the writer at the exercise price at any time during the option period; a put option gives the holder the right to sell the underlying security to the writer at a stated price at any time during the option period. An option may not be written if, afterwards, securities comprising more than 5% of the market value of a Fund's equity securities would be subject to put and call options. A Fund realizes income from the premium paid to it in exchange for writing a put or call option. Once it has written a call option on a portfolio security and until the expiration of such option, a

Fund forgoes the opportunity to profit from increases in the market price of such security in excess of the exercise price of the call option. Should the price of the security on which a call has been written decline, a Fund bears the risk of loss, which would be offset to the extent the Fund has received premium income. By writing a put option, a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise. A Fund will only write "covered" options traded on recognized securities exchanges. An option will be deemed covered when a Fund either (i) owns the security (or securities convertible into such security) on which the call option has been written in an amount sufficient to satisfy the obligations arising under a call option, or (ii) in the case of both call and put options, the Fund's custodian maintains cash or high-grade liquid debt securities belonging to the Fund in an amount not less that the amount needed to satisfy the Fund's obligations with respect to such options. A "closing purchase transaction" may be entered into with respect to an option written by a Fund for the purpose of closing its position. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. EVERGREEN VALUE FUND and KEYSTONE FUND FOR TOTAL RETURN may purchase put options to protect their portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

A Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

Futures, Options and Other Derivative Instruments. EVERGREEN UTILITY FUND, EVERGREEN VALUE FUND, EVERGREEN SMALL CAP EQUITY INCOME FUND and KEYSTONE FUND FOR TOTAL RETURN may purchase and sell various financial instruments ("Derivative Instrument") such as financial futures contracts (including interest rate, index and foreign currency futures contracts), options (such as options on securities, indices, foreign currencies and futures contracts), forward currency contracts and interest rate, equity index and currency swaps, caps, collars and floors. The index Derivative Instruments EVERGREEN UTILITY FUND, EVERGREEN VALUE FUND, EVERGREEN SMALL CAP EQUITY INCOME FUND and KEYSTONE FUND FOR TOTAL RETURN may use may be based on indices of U.S. or foreign equity or debt securities. These Derivative Instruments may be used, for example, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate or substitute for the sale or purchase of securities, to manage the duration of securities, to alter the exposure of a particular investment or portion of the Fund's portfolio to fluctuations in interest rates or currency rates, to uncap a capped security or to convert a fixed rate security into a variable rate security or a variable rate security into a fixed rate security.

       A Fund's ability to use these instruments may be limited by market conditions, regulatory limits and tax considerations. A Fund might not use any of these strategies and there can be no assurance that any strategy that is used will succeed. See the Statement of Additional Information for more information regarding these instruments and the risks relating thereto.

Risks of Derivative Instruments. The use of Derivative Instruments, including written put and call options, involves special risks, including: (1) the lack of, or imperfect, correlation between price movements of a Fund's current or proposed portfolio investments that are the subject of the transactions as well as price movements of the Derivative Instruments involved in the transaction;
(2) possible lack of a liquid secondary market for any particular Derivative Instrument at a particular time; (3) the need for additional portfolio management skills and techniques; (4) losses due to unanticipated market price movements; (5) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in portfolio investments; (6) incorrect forecasts by a Fund's investment adviser concerning interest or currency exchange rates or direction of price fluctuations of the investment that is the subject of the transaction, which may result in the strategy being ineffective; (7) loss of premiums paid by the Fund on options it purchases; and (8) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover " or to segregate securities in connection with such transactions and the possible inability of the Fund to close out or liquidate its positions.

A Fund's investment adviser may use Derivative Instruments, including written put and call options, for hedging purposes (i.e. by paying a premium or foregoing the opportunity for profit in return for protection against downturns in markets generally or the prices of individual securities or currencies) and also may use Derivative Instruments to try to enhance the return characteristics of a Fund's portfolio of investments (i.e. by receiving premiums in connection with the writing of options and thereby accepting the risk of downturns in markets generally or the prices of individual securities or currencies or by paying premiums in anticipation that the securities underlying the Derivative Instruments will appreciate). The use of Derivative Instruments for hedging purposes or to enhance a Fund's return characteristics can increase investment risk. If a Fund's investment adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed, resulting in leverage. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into. Options and futures transactions may increase portfolio turnover rates, which would result in greater commission expenses and transaction costs.

Foreign Currency Transactions. To the extent a Fund may invest in non-U.S. dollar denominated securities, it may enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts ("forward contracts"). EVERGREEN SMALL CAP EQUITY INCOME FUND and KEYSTONE FUND FOR TOTAL RETURN may also enter into forward foreign currency exchange contracts to protect the Fund's assets denominated in a foreign currency against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of the Fund's assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. The use of forward contracts for hedging purposes may limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund. A forward contract is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties. Generally, no commission charges or deposits are involved. At the time a Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated and are maintained until the contract has been settled. The Funds will not enter into a forward contract with a term of more than one year. In addition to forward contracts entered into for hedging purposes, EVERGREEN SMALL CAP EQUITY INCOME FUND and KEYSTONE FUND FOR TOTAL RETURN will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between trade date and settlement date will vary between 24 hours and 60 days, depending upon local custom.

Options on Foreign Currencies. EVERGREEN SMALL CAP EQUITY INCOME FUND and KEYSTONE FUND FOR TOTAL RETURN may also purchase foreign currency put options. A put option gives the holder, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to ensure against adverse currency price movements in the underlying portfolio assets denominated in that currency. Exchange listed options on seven major currencies are traded in the U.S. In addition, several major U.S. investment firms make markets in unlisted options on foreign currencies. Such unlisted options may be available with respect to a wide range of foreign currencies than listed options and may have more flexible terms. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risks associated with the individual issuer. No more than 5% of a Fund's net assets may be represented by premiums paid by the Fund with respect to options on foreign currencies outstanding at any one time. Furthermore, the market value of unlisted options on foreign currencies will be included with other illiquid assets held by the Fund for purposes of the 15% limit on such assets. The Funds may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. A call option written by a Fund gives the purchaser, upon payment of a premium, the right to purchase from the Fund a currency at the exercise price until the expiration of the option. Writing call options in this manner is designed to reduce the cost of downside currency protection but has the effect of limiting currency appreciation potential.

SPECIAL RISK CONSIDERATIONS

Fixed Income Investments. Investments by the Funds in fixed income securities are subject to a number of risks. For example, changes in economic conditions could result in the weakening of the capacity of the issuers of such securities to make principal and interest payments, particularly in the case of issuers of non-investment grade fixed income securities. In addition, the market value of fixed-income securities in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In the event there is a downgrading in the rating of a fixed income security held in a Fund's portfolio, the Fund may continue to hold the security if such action is deemed to be in the best interests of the Fund and its shareholders.

Investment in Small Companies. EVERGREEN GROWTH AND INCOME FUND and EVERGREEN VALUE FUND may invest from time to time, and EVERGREEN SMALL CAP EQUITY INCOME FUND will invest in securities of little-known, relatively small and special situation companies. Investments in such companies may tend to be speculative and volatile. A lack of management depth in such companies could increase the risks associated with the loss of key personnel. Also, the material and financial resources of such companies may be limited, with the consequence that funds or external financing necessary for growth may be unavailable. Such companies may also be involved in the development or marketing of new products or services for which there are no established markets. If projected markets do not materialize or only regional markets develop, such companies may be adversely affected or be subject to the consequences of local events. Moreover, such companies may be insignificant factors in their industries and may become subject to intense competition from larger companies. Securities of small and special situation companies in which the Funds invest will frequently be traded only in the over-the-counter market or on regional stock exchanges and will often be closely held. Securities of this type may have limited liquidity and be subject to wide price fluctuations. As a result of the risk factors described above, the net asset value of each Fund's shares can be expected to vary significantly.

Investment in Foreign Securities. EVERGREEN INCOME AND GROWTH FUND, EVERGREEN UTILITY FUND, EVERGREEN VALUE FUND and KEYSTONE FUND FOR TOTAL RETURN may invest in foreign securities. Investments in foreign securities require consideration of certain factors not normally associated with investments in securities of U.S. issuers. For example, a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Accordingly, a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of the assets of the Fund denominated or traded in that currency. If the value of a particular foreign currency falls relative to the U.S. dollar, the U.S. dollar value of the assets of a Fund denominated in such currency will also fall. The performance of a Fund will be measured in U.S. dollars.

       Securities markets of foreign countries generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid. Lack of liquidity may affect a Fund's ability to purchase or sell large blocks of securities and thus obtain the best price. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. In addition, a Fund may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Other considerations include political and social instability, expropriation, the lack of available information, higher transaction costs (including brokerage charges), increased custodian charges associated with holding foreign securities and different securities settlement practices. Settlement periods for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity. These different settlement practices may cause missed purchasing opportunities and/or the loss of interest on money market and debt investments pending further equity or long-term debt investments. In addition, foreign securities held by a Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and, accordingly, a Fund's net asset value may be significantly affected on days when shareholders do not have access to the Fund.

       Additionally, accounting procedures and government supervision may be less stringent than those applicable to U.S. companies. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Foreign securities may be subject to foreign taxes, which may reduce yield, and may be less marketable than comparable U.S. securities. All these factors are considered by each Fund's investment adviser before making any of these types of investments.

       ADRs and EDRs and other securities convertible into securities of foreign issuers may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally ADRs, in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

Investments Related to Real Estate. EVERGREEN INCOME AND GROWTH FUND may invest up to 15% of its net assets and EVERGREEN SMALL CAP EQUITY INCOME FUND may invest without limit in investments related to real estate, including real estate investment trust ("REITS"). Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the Investment Company Act of 1940, as amended (the"1940 Act"). In the event an issuer of debt securities collateralized by real estate defaulted, it is conceivable that a Fund could end up holding the underlying real estate.

Lower-Rated Securities. EVERGREEN GROWTH AND INCOME FUND and KEYSTONE FUND FOR TOTAL RETURN may invest a portion of their assets in securities rated below Baa by Moody's or BBB by S&P (commonly known as "junk bonds"). Lower-rated and comparable unrated securities (collectively referred to in this discussion as "lower-rated securities") will likely have some quality and protective characteristics that, in the judgment of the rating organization, are out-weighed by large uncertainties or major risk exposures to adverse conditions; and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

       While the market values of lower-rated securities tend to react less to fluctuations in interest rate levels than the market values of higher rated securities, the market values of certain lower-rated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated securities generally present a higher degree of credit risk. Issuers of lower- rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower-rated securities may diminish a Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value. For additional information about the possible risks of investing in junk bonds, see "Investment Objectives and Policies -- Junk Bonds" in the Statement of Additional Information.

Investments in the Utility Industry. In view of the EVERGREEN UTILITY FUND'S investment concentration, investors should be aware of certain risks associated with the utility industry in general. These include difficulties in earning adequate returns on investments despite frequent rate increases, restrictions on operations and increased costs and delays due to governmental regulations, building or construction delays, environmental regulations, difficulty of the capital markets in absorbing utility debt and equity securities, and difficulties in obtaining fuel at reasonable prices.

Other Investment Restrictions. Each Fund has adopted additional investment restrictions that are set forth in the Statement of Additional Information. Unless otherwise noted, the restrictions and policies set forth above are not fundamental and may be changed without shareholder approval. Shareholders will be notified of any changes in policies that are not fundamental.

                            MANAGEMENT OF THE FUNDS

INVESTMENT ADVISERS

       The management of each Fund is supervised by the Trustees of the Trust under which the Fund has been established ("Trustees"). Evergreen Asset has been retained by EVERGREEN INCOME AND GROWTH FUND, EVERGREEN GROWTH AND INCOME FUND and EVERGREEN SMALL CAP EQUITY INCOME FUND as investment adviser. Evergreen Asset succeeded on June 30, 1994 to the advisory business of a corporation with the same name, but under different ownership, which was organized in 1971. Evergreen Asset, with its predecessors, has served as investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). The address of Evergreen Asset is 2500 Westchester Avenue, Purchase, New York 10577. FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the United States. Stephen A. Lieber and Nola Maddox Falcone serve as the chief investment officers of Evergreen Asset and, along with Theodore J. Israel, Jr., were the owners of Evergreen Asset's predecessor and the former general partners of Lieber & Company which, as described below, provides certain subadvisory services to Evergreen Asset in connection with its duties as investment adviser to the Funds. The Capital Management Group of FUNB ("CMG") serves as investment adviser to EVERGREEN UTILITY FUND and EVERGREEN VALUE FUND.

       Keystone Investment Management Company ("Keystone") has been retained by KEYSTONE FUND FOR TOTAL RETURN to serve as investment adviser. Keystone succeeded on December 11, 1996 to the advisory business of a corporation with the same name, but under different ownership, which provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone is a wholly-owned subsidiary of FUNB.

       First Union is headquartered in Charlotte, North Carolina, and had $132 billion in consolidated assets as of February 29, 1997. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. CMG manages or otherwise oversees the investment of over $45 billion in assets belonging to a wide range of clients, including all the series of Evergreen Investment Trust (formerly known as First Union Funds) the two series of The Evergreen Lexicon Fund (formerly The FFB Lexicon Fund) and the two series of Evergreen Tax Free Trust (formerly the FFB Funds Trust). First Union Brokerage Services, Inc., a wholly-owned subsidiary of FUNB, is a registered broker-dealer that is principally engaged in providing retail brokerage services consistent with its federal banking authorizations. First Union Capital Markets Corp., a wholly-owned subsidiary of First Union, is a registered broker-dealer principally engaged in providing, consistent with its federal banking authorizations, private placement, securities dealing, and underwriting services.

       As investment adviser to EVERGREEN INCOME AND GROWTH FUND, EVERGREEN GROWTH AND INCOME FUND and EVERGREEN SMALL CAP EQUITY INCOME FUND, Evergreen Asset manages each Fund's investments, provides various administrative services and supervises each Fund's daily business affairs, subject to the authority of the Trustees. Evergreen Asset is entitled to receive from each of EVERGREEN INCOME AND GROWTH FUND, EVERGREEN GROWTH AND INCOME FUND and EVERGREEN SMALL CAP EQUITY INCOME FUND a fee equal to 1% of average daily net assets on an annual basis on the first $750 million in assets, .9 of 1% of average daily net assets on an annual basis on the next $250 million in assets, and .8 of 1% of average daily net assets on an annual basis on assets over $1 billion. The fees paid by EVERGREEN INCOME AND GROWTH FUND, EVERGREEN GROWTH AND INCOME FUND and EVERGREEN SMALL CAP EQUITY INCOME FUND are higher than the rate paid by most other investment companies.

       CMG manages investments and supervises the daily business affairs of EVERGREEN UTILITY FUND and EVERGREEN VALUE FUND and, as compensation therefor, is entitled to receive an annual fee equal to .50 of 1% of average daily net assets of each Fund.

       Keystone acts as investment adviser to KEYSTONE FUND FOR TOTAL RETURN and manages the Fund's investments, provides various administrative services and supervises the Fund's daily business affairs, subject to the authority of the Trustees. As payment for its services, Keystone is entitled to receive from the KEYSTONE FUND FOR TOTAL RETURN a fee, calculated on an annual basis, equal to 1.5% of Gross Dividend and Interest Income of the Fund plus 0.60% of the first $100,000,000 of the aggregate net asset value of the shares of the Fund, plus 0.55% of the next $100,000,000, plus 0.50% of the next $100,000,000, plus 0.45%
of the next $100,000,000, plus 0.40% of the next $100,000,000, plus 0.35% of the next $500,000,000, plus 0.30% of amounts over $1,000,000,000, computed as of the close of business each business day and paid daily.

       The total annualized operating expenses of each Fund for the fiscal year ended December 31, 1996 (January 31, 1997 and November 30, 1996 in the case of EVERGREEN INCOME AND GROWTH FUND and KEYSTONE FUND FOR TOTAL RETURN, respectively) expressed as a percentage of average net assets on an annual basis are set forth in the section entitled "Financial Highlights". Such expenses reflect all voluntary expense reimbursements which may be revised or terminated at any time.

PORTFOLIO MANAGERS

       The portfolio manager for EVERGREEN INCOME AND GROWTH FUND is Nola Maddox Falcone, C.F.A., who is President and Co-Chief Executive Officer of Evergreen Asset. Ms. Falcone has served as the principal manager of each Fund since 1985 and 1993, respectively. The portfolio manager for EVERGREEN FOUNDATION FUND is Stephen A. Lieber, who is Chairman and Co-Chief Executive Officer of Evergreen Asset. Mr. Lieber has served as such Fund's principal manager since its inception. The portfolio manager for EVERGREEN GROWTH AND INCOME FUND is Edmund
H. Nicklin, Jr. C.F.A. Mr. Nicklin has served as the Fund's principal manager since its inception. Mrs. Falcone and Mr. Nicklin have been associated with Evergreen Asset and its predecessor since 1974 and 1982, respectively.

       The portfolio manager for EVERGREEN UTILITY FUND since its inception in 1991 is H. Bradley Donovan, who is an Assistant Vice President of FUNB. Mr. Donovan joined FUNB in 1981 and has been with First Union since 1992. Prior to that Mr. Donovan had served as a portfolio manager and equity analyst at the Bank of Boston. EVERGREEN VALUE FUND is currently being managed by experienced members of the CMG staff. CMG has been managing trust assets for over fifty years.

       Walter McCormick has been the Portfolio Manager of KEYSTONE FUND FOR TOTAL RETURN since 1987. Mr. McCormick is also a Senior Vice President and Senior Portfolio Manager of Keystone and has more than 25 years' investment experience.

SUB-ADVISER

       Evergreen Asset has entered into sub-advisory agreements with Lieber & Company which provide that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will be generally available for consultation on the portfolios of EVERGREEN INCOME AND GROWTH FUND, EVERGREEN GROWTH AND INCOME FUND and EVERGREEN SMALL CAP EQUITY INCOME FUND. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to EVERGREEN INCOME AND GROWTH FUND, EVERGREEN GROWTH AND INCOME FUND and EVERGREEN SMALL CAP EQUITY INCOME FUND for the services provided by Lieber & Company. The address of Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is an indirect, wholly-owned, subsidiary of First Union.

ADMINISTRATOR

       Evergreen Utility Fund and Evergreen Value Fund. EKIS serves as administrator to EVERGREEN UTILITY FUND and EVERGREEN VALUE FUND. As administrator, and subject to the supervision and control of the Trustees/Directors of the Funds, EKIS provides the Funds with facilities, equipment and personnel. For its services as administrator, EKIS is entitled to receive a fee based on the aggregate average daily net assets of the Funds at a rate based on the total assets of all mutual funds advised by CMG, EAMC or Keystone. The administration fee is calculated in accordance with the following schedule.

                     Aggregate Average Daily Net Assets of Mutual Funds for
                        Which Any Affiliate of FUNB Serves as Investment
Administrative Fee                           Adviser
0.060%                                       on the first $7 billion
0.0425%                                       on the next $3 billion
0.035%                                        on the next $5 billion
0.025%                                       on the next $10 billion
0.019%                                        on the next $5 billion
0.014%                            on assets in excess of $30 billion

       Evergreen Growth and Income Fund, Evergreen Income and Growth Fund, Evergreen Small Cap Equity Income Fund and Keystone Fund for Total Return. EKIS also provides facilities equipment and personnel to EVERGREEN GROWTH AND INCOME FUND, EVERGREEN INCOME AND GROWTH FUND, EVERGREEN SMALL CAP EQUITY INCOME FUND and KEYSTONE FUND FOR TOTAL RETURN on behalf of each Fund's investment adviser. KEYSTONE FUND FOR TOTAL RETURN may reimburse EKIS for its costs in providing such services.

SUB-ADMINISTRATOR

       BISYS Fund Services ("BISYS"), an affiliate of Evergreen Keystone Distributor, Inc. ("EKD"), distributor for the Evergreen Keystone group of mutual funds, serves as sub-administrator to the Funds for its services, BISYS is entitled to receive a fee from EKIS calculated on the aggregate average daily net assets of the Funds at a rate based on the total assets of all mutual funds administered by EKIS for which FUNB affiliates also serve as investment adviser. The sub-administrator fee is calculated in accordance with the following schedule:

                         Aggregate Average Daily Net Assets of Mutual Funds
                          Administered by Bisys for which any affiliate of
Sub-Administrative Fee           FUNB serves as Investment Adviser
0.0100%                                        on the first $7 billion
0.0075%                                         on the next $3 billion
0.0050%                                        on the next $15 billion
0.0040%                             on assets in excess of $25 billion

       The total assets of the mutual funds for which FUNB affiliates also serve as investment advisers were approximately $29.2 billion as of February 28, 1997.

DISTRIBUTION PLANS AND AGREEMENTS

       Distribution Plans. Each Fund's Class A, Class B and Class C shares pays for the expenses associated with the distribution of its shares according to a distribution plan that it has adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan" or collectively the "Plans"). Under the Plans, each Fund may incur distribution-related and shareholder servicing-related expenses at the following rates:

                             Maximum Annual Rate as a % of
                            Fund's Average Daily Net Assets
Class of Shares                Attributable to the Class
Class A                       0.75%, currently limited to 0.25%
Class B                                                   1.00%
Class C                                                   1.00%

       Of the amount that each Class may pay under its respective distribution plan, up to 0.25% may constitute a service fee to be used to compensate organizations, which may include each Fund's investment adviser or their affiliates, for personal services rendered to shareholders and/or the maintenance of shareholder accounts. The Funds may not pay any distribution or services fees during any fiscal period in excess of the amounts set forth above.

       Distribution Agreements. Each Fund has also entered into a distribution agreement (each a "Distribution Agreement" or collectively the "Distribution Agreements") with EKD. Pursuant to the Distribution Agreements, each Fund will compensate EKD for its services as distributor at the following rates:

                          Maximum Annual Rate as a % of
                            Fund's Average Daily Net
                                     Assets
Class of Shares             Attributable to the Class
Class A                                0.25%
Class B                                1.00%
Class C                                1.00%

       The Distribution Agreements provide that EKD will use the distribution fee received from a Fund for payments (i) to compensate broker-dealers or other persons for distributing shares of the Fund, including interest and principal payments made in respect of amounts paid to broker-dealers or other persons that have been financed (EKD may assign its rights to receive compensation under the Plans to secure such financings), (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. FUNB or its affiliates may finance the payments made by EKD to compensate broker-dealers or other persons for distributing shares of the Fund.

       In the case of KEYSTONE FUND FOR TOTAL RETURN THE COMPENSATION PAID TO EKD UNDER ITS DISTRIBUTION AGREEMENT IS ONLY WITH RESPECT TO SHARES OF THE FUND SOLD ON OR AFTER DECEMBER 1, 1996. IN CONSIDERATION OF THE SERVICES RENDERED BY THE DISTRIBUTOR OF THE CLASS B AND CLASS C SHARES OF KEYSTONE FUND FOR TOTAL RETURN sold prior to December 1, 1996, namely EKIS, the Fund's board has determined to continue the payments called for under the distribution agreements in effect between the Fund and EKIS with respect to the assets of the Fund represented by such shares. It is anticipated that in the case of the Class B shares payments will be made to EKIS until the shares convert to Class A shares or are redeemed (see "Class B Shares -- Deferred Sales Charge Alternative", below), and in the case of Class C shares payments will be made for a period of months, or until they are redeemed.

       Since EKD's compensation under the Distribution Agreements is not directly tied to the expenses incurred by EKD, the amount of compensation received by it under the Distribution Agreements during any year may be more or less than its actual expenses and may result in a profit to EKD. Distribution expenses incurred by EKD in one fiscal year that exceed the level of compensation paid to EKD for that year may be paid from distribution fees received from a Fund in subsequent fiscal years.

       The Plans are in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to an annual rate of 0.75% and 0.25%, respectively, of the average aggregate annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest on the unpaid amount at the prime rate plus 1% per annum.

                       PURCHASE AND REDEMPTION OF SHARES

HOW TO BUY SHARES

       You may purchase shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through EKD. In addition, you may purchase shares of any of the Funds by mailing to that Fund, c/o Evergreen Keystone Service Company ("EKSC"), P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed account application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed account application. The minimum initial investment is $1,000, which may be waived in certain situations. Subsequent investments in any amount may be made by check, by wiring Federal funds, by direct deposit or by an electronic funds transfer.

       There is no minimum amount for subsequent investments. Investments of $25 or more are allowed under the Systematic Investment Plan. Share certificates are not issued. See the Share Purchase Application and Statement of Additional Information for more information. Only Class A, Class B and Class C shares are offered through this Prospectus (see "General Information" -- "Other Classes of Shares").

Class A Shares-Front-End Sales Charge Alternative. You may purchase Class A shares of each Fund at net asset value plus an initial sales charge on purchases under $1,000,000. You may purchase $1,000,000 of Class A shares without a front-end sales charge; however, a contingent deferred sales charge ("CDSC") equal to the lesser of 1% of the purchase price or the redemption value will be imposed on shares redeemed during the month of purchase and the 12- month period following the month of purchase. The schedule of charges for Class A shares is as follows:

                             Initial Sales Charge

                                  As a % of the Net        As a % of the         Commission to Dealer/Agent
     Amount of Purchase            Amount Invested        Offering Price          as a % of Offering Price
        Less than $   50,000             4.99%                  4.75%                         4.25%
     $   50,000 - $   99,999             4.71%                  4.50%                         4.25%
       $ 100,000 - $ 249,999             3.90%                  3.75%                         3.25%
       $ 250,000 - $ 499,999             2.56%                  2.50%                         2.00%
       $ 500,000 - $ 999,999             2.04%                  2.00%                         1.75%
             Amounts between
     $1,000,000 - $2,999,999              None                   None                   1.00%, plus
         For amounts between
     $3,000,000 - $4,999,999              None                   None                    .50%, plus
              For amounts of
         $5,000,000 and over              None                   None                          .25%

       No front-end sales charges are imposed on Class A shares purchased by (a) institutional investors, which may include bank trust departments and registered investment advisers; (b) investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer; shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; current and retired employees of FUNB and its affiliates, EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees; and upon the initial purchase of an Evergreen Keystone mutual fund by investors reinvesting the proceeds from a redemption within the preceding thirty days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Funds.

       Class A shares may also be purchased at net asset value by qualified and non-qualified employee benefit and savings plans which make shares of the Funds and the other Evergreen Keystone mutual funds available to their participants, and which: (a) are employee benefit plans having at least $1,000,000 in investable assets, or 250 or more eligible participants; or (b) are non-qualified benefit or profit sharing plans which are sponsored by an organization which also make the Evergreen Keystone mutual funds available through a qualified plan meeting the criteria specified under (a). In connection with sales made to plans of the type described in the preceding sentence that are clients of broker-dealers, and which do not qualify for sales at net asset value under the conditions set forth in the paragraph above, payments may be made in an amount equal to 0.50% of the net asset value of shares purchased. These payments are subject to reclaim in the event shares are redeemed within twelve months after purchase.

       When Class A shares are sold, EKD will normally retain a portion of the applicable sales charge and pay the balance to the broker-dealer or other financial intermediary through whom the sale was made. EKD may also pay fees to banks from sales charges for services performed on behalf of the customers of such banks in connection with the purchase of shares of the Funds. In addition to compensation paid at the time of sale, entities whose clients have purchased Class A shares may receive a trailing commission equal to 0.25% of the average daily value on an annual basis of Class A shares held by their clients. Certain purchases of Class A shares may qualify for reduced sales charges in accordance with a Fund's Concurrent Purchases, Rights of Accumulation, Letter of Intent, Privilege for Certain Retirement Plans and Reinstatement Privilege. Consult the Share Purchase Application and Statement of Additional Information for additional information concerning these reduced sales charges.

Class B Shares -- Deferred Sales Charge Alternative. You may purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within six years after the month of purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the month of purchase of Class B shares as set forth below.

             Redemption Timing                 CDSC Imposed
Month of purchase and the first
twelve-month period following the month of
purchase...................................        5.00%
Second twelve-month period following the
month of purchase..........................        4.00%
Third twelve-month period following the
month of purchase..........................        3.00%
Fourth twelve-month period following the
month of purchase..........................        3.00%
Fifth twelve-month period following the
month of purchase..........................        2.00%
Sixth twelve-month period following the
month of purchase..........................        1.00%

No CDSC is imposed on amounts redeemed thereafter.

The CDSC is deducted from the amount of the redemption and is paid to EKD or its predecessor. Class B shares are subject to higher distribution and/or shareholder service fees than Class A shares for a period of seven years after the month of purchase (after which it is expected that they will convert to Class A shares without imposition of a front-end sales charge or exchange fee). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. The maximum amount of Class B Shares that may be purchased is $250,000. See the Statement of Additional Information for further details.

Class C Shares -- Level-Load Alternative. Class C shares are only offered through broker-dealers who have special distribution agreements with EKD. You may purchase Class C shares at net asset value without any initial sales charge and, therefore, the full amount of your investment will be used to purchase Fund shares. However, you will pay a 1.00% CDSC, if you redeem shares during the month of purchase and the 12-month period following the month of purchase. No CDSC is imposed on amounts redeemed thereafter. Class C shares incur higher distribution and/or shareholder service fees than Class A shares and, unlike Class B shares, do not convert to any other class of shares of a Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. The maximum amount of Class C shares that may be purchased is $500,000. No CDSC will be imposed on Class C shares purchased by institutional investors, and through employee benefit and savings plans eligible for the exemption from front-end sales charges described under "Class A Shares-Front End Sales Charge Alternative", above.

Broker-dealers and other financial intermediaries whose clients have purchased Class C shares may receive a trailing commission equal to 0.75% of the average daily value of such shares on an annual basis held by their clients more than one year from the date of purchase. The payment of trailing commissions will commence immediately with respect to shares eligible for exemption from the CDSC normally applicable to Class C shares.

CONTINGENT DEFERRED SALES CHARGE

Shares obtained from dividend or distribution reinvestment are not subject to a CDSC. Any CDSC imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net asset value at the time of purchase of such shares.

No CDSC is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1.00; (5) automatic withdrawals under the Systematic Withdrawal Plan of up to 1.00% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

The Funds may also sell Class A, Class B or Class C shares at net asset value without any initial sales charge or a CDSC to certain Directors, Trustees, officers and employees of the Funds, Keystone, FUNB, EAMC, EKD and certain of their affiliates, and to members of the immediate families of such persons, to registered representatives of firms with dealer agreements with EKD, and to a bank or trust company acting as a trustee for a single account. See the SAI for more information.

How The Funds Value Their Shares. The net asset value of each Class of shares of a Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that Class by the number of outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees believe would accurately reflect fair value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading markets.

General. The decision as to which Class of shares is more beneficial to you depends on the amount of your investment and the length of time you will hold it. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares since 100% of your purchase is invested immediately and since such shares will convert to Class A shares, which incur lower ongoing distribution and/or shareholder service fees, after seven years. If you are unsure of the time period of your investment, you might consider Class C shares since there are no initial sales charges and, although there is no conversion feature, the CDSC only applies to redemptions made during the first year. Consult your financial intermediary for further information. The compensation received by dealers and agents may differ depending on whether they sell Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares.

       In addition to the discount or commission paid to broker-dealers, EKD may from time to time pay to broker-dealers additional cash or other incentives that are conditioned upon the sale of a specified minimum dollar amount of shares of a Fund and/or other Evergreen Keystone mutual funds. Such incentives will take the form of payment for attendance at seminars, lunches, dinners, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a broker-dealer and their immediate family members to urban or resort locations within or outside the United States. Such a dealer may elect to receive cash incentives of equivalent amount in lieu of such payments. EKD may also limit the availability of such incentives to certain specified dealers. EKD from time to time sponsors promotions involving First Union Brokerage Services, Inc. ("FUBS"), an affiliate of each Fund's investment adviser, and select broker-dealers, pursuant to which incentives are paid, including gift certificates and payments in amounts up to 1% of the dollar amount of shares of a Fund sold. Awards may also be made based on the opening of a minimum number of accounts. Such promotions are not being made available to all broker-dealers. Certain broker-dealers may also receive payments from EKD or a Fund's investment adviser over and above the usual trail commissions or shareholder servicing payments applicable to a given Class of shares.

Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or the Fund's investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from an investor's account to reimburse the Fund or its investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen Keystone mutual funds. The Funds will not accept third party checks other than those payable directly to a shareholder whose account has been in existence at least thirty days.

HOW TO REDEEM SHARES

       You may "redeem" (i.e., sell) your shares in a Fund to the Fund for cash, (at their net redemption value) on any day the Exchange is open, either directly by writing to the Fund, c/o EKSC, or through your financial intermediary. The amount you will receive is based on the net asset value adjusted for fractions of a cent (less any applicable CDSC for Class B or Class C shares) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to 10 days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

Redeeming Shares Through Your Financial Intermediary. A Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value (less any applicable CDSC for Class B or Class C shares). Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (Eastern time).

Redeeming Shares Directly By Mail or Telephone. Send a signed letter of instruction or stock power form to the Fund, c/o EKSC; the registrar, transfer agent and dividend-disbursing agent for each Fund. Stock power forms are available from your financial intermediary, EKSC, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. Each Fund and EKSC reserve the right to withdraw this waiver at any time. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable under the Securities Exchange Act of 1934 and EKSC's policies.

       Shareholders may withdraw amounts of $1,000 or more (up to $50,000) from their accounts by calling the telephone number on the front page of this Prospectus between the hours of 8:00 a.m. and 5:30 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or EKSC's offices are closed). The Exchange is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Redemption requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein. The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must complete the appropriate sections on the Share Purchase Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in a Fund at a designated commercial bank.

       In order to insure that instructions received by EKSC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days. Each Fund reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this Prospectus, except redemption by mail, and to impose fees.

       Except as otherwise noted, neither the Funds, EKSC, nor EKD assumes responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Evergreen Keystone Express Line, or by telephone. EKSC will employ reasonable procedures to confirm that instructions received over Evergreen Keystone Express Line or by telephone are genuine. Neither the Funds, EKSC, nor the EKD will be liable when following instructions received over Evergreen Keystone Express Line or by telephone that EKSC reasonably believes are genuine.

EVERGREEN KEYSTONE EXPRESS LINE. Evergreen Keystone Express Line offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access Evergreen Keystone Express Line by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

GENERAL. The sale of shares is a taxable transaction for Federal income tax purposes. The Funds may temporarily suspend the right to redeem their shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Funds cannot dispose of their investments or fairly determine their value; or (4) the Securities and Exchange Commission so orders. The Funds reserve the right to close an account that through redemption has fallen below $1,000 and has remained so for thirty days. Shareholders will receive sixty days' written notice to increase the account value to at least $1,000 before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets during any ninety day period for any one shareholder. See the Statement of Additional Information for further details.

EXCHANGE PRIVILEGE

HOW TO EXCHANGE SHARES. You may exchange some or all of your shares for shares of the same Class in the other Evergreen Keystone mutual funds through your financial intermediary, by calling or writing to EKSC or by using Evergreen Keystone Express Line as described below. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. An exchange that represents an initial investment in another Evergreen Keystone mutual fund is subject to the minimum investment and suitability requirements of each Fund.

       Each of the Evergreen Keystone mutual funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange order must comply with the requirement for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by the Fund upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.

       No CDSC will be imposed in the event Class B or Class C shares are exchanged for Class B or Class C shares, respectively, of other Evergreen Keystone mutual funds. If you redeem shares, the CDSC applicable to the Class B or Class C shares of the Evergreen or Keystone mutual fund originally purchased for cash is applied. Also, Class B shares will continue to age following an exchange for purposes of conversion to Class A shares and determining the amount of the applicable CDSC.

EXCHANGES THROUGH YOUR FINANCIAL INTERMEDIARY. A Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

EXCHANGES BY TELEPHONE AND MAIL. Exchange requests received by the Fund after 4:00 p.m. (Eastern time) will be processed using the net asset value determined at the close of the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach EKSC by telephone. If you wish to use the telephone exchange service you should indicate this on the Share Purchase Application. As noted above, each Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or EKSC if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares"; however, no signature guarantee is required.

SHAREHOLDER SERVICES

       The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, EKSC or the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Share Purchase Application.

Systematic Investment Plan. You may make monthly or quarterly investments into an existing account automatically in amounts of not less than $25 per month or $75 per quarter. You may open a Systematic Investment Plan in the EVERGREEN FUND and EVERGREEN AGGRESSIVE GROWTH FUND for a minimum of only $50 per month with no initial investment required.

Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 4:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received. Shares purchased under the Systematic Investment Plan or Telephone Investment Plan may not be redeemed for ten days from the date of investment.

Systematic Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Systematic Withdrawal Plan by filling out the appropriate part of the Share Purchase Application. Under this plan, you may receive (or designate a third party to receive) a monthly or quarterly fixed-withdrawal payment in a stated amount of at least $75 and may be as much as 1.0% per month or 3.0% per quarter of the total net asset value of the Fund shares in your account when the Plan was opened. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically. Any applicable Class B CDSC will be waived with respect to redemptions occurring under a Systematic Withdrawal Plan during a calendar year to the extent that such redemptions do not exceed 10% of
(i) the initial value of the account plus (ii) the value, at the time of purchase, of any subsequent investments. Excessive withdrawals may decrease or deplete the value of your account. Moreover, because of the effect of the applicable sales charge, a Class A investor should not make continuous purchases of a Fund's shares while participating in a Systematic Withdrawal Plan.

Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Funds and the other Evergreen Keystone mutual funds available to their participants. Investments made by such employee benefit plans may be exempt from front-end sales charges if they meet the criteria set forth under "Class A Shares-Front End Sales Charge Alternative." EAMC, Keystone or CMG may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen Keystone mutual funds available to their participants.

Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested.

Dollar Cost Averaging. Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Evergreen Keystone mutual fund. This results in more shares being purchased when the selected Fund's net asset value is relatively low and fewer shares being purchased when the Fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.

       Prior to participating in dollar cost averaging, you must establish an account in an Evergreen Keystone mutual fund. You should designate on the application (1) the dollar amount of each monthly or quarterly investment you wish to make and (2) the Fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.

       If you are a Class A investor and paid a sales charge on your initial purchase, the shares purchased will be eligible for Rights of Accumulation and the sales charge applicable to the purchase will be determined accordingly. In addition, the value of shares purchased will be included in the total amount required to fulfill a Letter of Intent. If a sales charge was not paid on the initial purchase, a sales charge will be imposed at the time of subsequent purchases, and the value of shares purchased will become eligible for Rights of Accumulation and Letters of Intent. See the Statement of Additional Information.

Two Dimensional Investing. You may elect to have income and capital gains distributions from any class of Evergreen Keystone mutual fund shares you own automatically invested to purchase the same class of shares of any other Evergreen Keystone mutual fund. You may select this service on your application and indicate the Evergreen Keystone mutual fund(s) into which distributions are to be invested. The value of shares purchased will be ineligible for Rights of Accumulation and Letters of Intent. See the Statement of Additional Information.

Tax Sheltered Retirement Plans. The Funds have various retirement plans available to you, including Individual Retirement Accounts (IRAs); Rollover IRAs; Simplified Employee Pension Plans (SEPs); Salary Reduction Plans (SARSEPs); Tax Sheltered Annuity Plans; 403(b)(7) Plans; 401(k) Plans; Keogh Plans; Corporate Profit-Sharing Plans; and Money Purchase Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to EKSC.

EFFECT OF BANKING LAWS

       The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Evergreen Asset and Keystone, since they are subsidiaries of FUNB, and CMG are subject to and in compliance with the aforementioned laws and regulations.

       Changes to applicable laws and regulations or future judicial or administrative decisions could result in CMG or Evergreen Asset and Keystone being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a Fund by its customers. If CMG or Evergreen Asset and Keystone were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.

                               OTHER INFORMATION

DIVIDENDS, DISTRIBUTIONS AND TAXES

       It is the policy of each Fund to distribute to shareholders its investment company taxable income, if any, quarterly and any net realized capital gains annually or more frequently as required as a condition of continued qualification as a regulated investment company by the Code. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in December of the previous year. Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution at the net asset value per share at the close of business on the record date, unless the shareholder has made a written request for payment in cash.

       Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code. While so qualified, it is expected that each Fund will not be required to pay any Federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements. Most shareholders of the Funds normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from a Fund whether such dividends and distributions are made in cash or in additional shares. Questions on how any distributions will be taxed to the investor should be directed to the investor's own tax adviser.

       Under current law, the highest Federal income tax rate applicable to net long-term capital gains realized by individuals is 28%. The rate applicable to corporations is 35%. Certain income from a Fund may qualify for a corporate dividends-received deduction of 70%. Following the end of each calendar year, every shareholder of the Fund will be sent applicable tax information and information regarding the dividends and capital gain distributions made during the calendar year.

       A Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund who are subject to United States Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by a Fund. See the Statement of Additional Information for additional details. A Fund's transactions in options, futures and forward contracts may be subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

       Each Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on the Share Purchase Application, or on a separate form supplied by State Street, that your social security or taxpayer identification number is correct and that you are not currently subject to backup withholding or are exempt from backup withholding. A shareholder who acquires Class A shares of a Fund and sells or otherwise disposes of such shares within ninety days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

       The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the discussion of " Additional Tax Information" contained in the Statement of Additional Information. In addition, you should consult your own tax adviser as to the tax consequences of investments in the Funds, including the application of state and local taxes which may be different from Federal income tax consequences described above.

GENERAL INFORMATION

Portfolio Transactions. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

Organization. The EVERGREEN INCOME AND GROWTH FUND is a Massachusetts business trust organized in 1986, and was originally organized as Maryland corporation in 1978. EVERGREEN GROWTH AND INCOME FUND is a Massachusetts business trust organized in 1986. The EVERGREEN SMALL CAP EQUITY INCOME FUND is a separate series of The Evergreen American Retirement Trust, a Massachusetts business trust organized in 1987.

EVERGREEN UTILITY FUND is a separate investment series of Evergreen Investment Trust (formerly First Union Funds), a Massachusetts business trust organized in 1984. KEYSTONE FUND FOR TOTAL RETURN is a Massachusetts business trust organized
in            , 1986.

The Funds do not intend to hold annual shareholder meetings; shareholder meetings will be held only when required by applicable law. Shareholders have available certain procedures for the removal of Trustees. A shareholder in each Class of a Fund will be entitled to his or her share of all dividends and distributions from a Fund's assets, based upon the relative value of such shares to those of other Classes of the Fund and, upon redeeming shares, will receive the then current net asset value of the Class of shares of the Fund represented by the redeemed shares less any applicable CDSC. Each Trust named above is empowered to establish, without shareholder approval, additional investment series, which may have different investment objectives, and additional Classes of shares for any existing or future series. If an additional series or Class were established in a Fund, each share of the series or Class would normally be entitled to one vote for all purposes. Generally, shares of each series and Class would vote together as a single Class on matters, such as the election of Trustees, that affect each series and Class in substantially the same manner. Class A, Class B, Class C and Class Y shares have identical voting, dividend, liquidation and other rights, except that each Class bears, to the extent applicable, its own distribution, shareholder service and transfer agency expenses as well as any other expenses applicable only to a specific Class. Each Class of shares votes separately with respect to Rule 12b-1 distribution plans and other matters for which separate class voting is appropriate under applicable law. Shares are entitled to dividends as determined by the Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.

Custodian, Registrar, Transfer Agent and Dividend-Disbursing Agent. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as each Fund's custodian and , in the case of all Funds except KEYSTONE FUND FOR TOTAL RETURN, registrar, transfer agent and dividend-disbursing agent. State Street is compensated for its services as transfer agent by a fee based upon the number of shareholder accounts maintained for the Funds. Evergreen Keystone Service Company, located at 200 Berkeley Street, Boston, Massachusetts 02116, is a wholly-owned subsidiary of Keystone and serves as the transfer agent and dividend disbursing agent for KEYSTONE FUND FOR TOTAL RETURN.

Principal Underwriter. EKD, an affiliate of BISYS Fund Services, located at 120 Clove Road, Little Falls, New Jersey 07424, is the principal underwriter of the Funds. BISYS Fund Services also provides certain sub-administrative services to Evergreen Asset and Keystone in connection with its role as investment adviser to the Funds, including providing personnel to serve as officers of the Funds.

Other Classes of Shares. Each Fund, currently offers four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class Y shares are not offered by this Prospectus and are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and
(iii) investment advisory clients of CMG, Evergreen Asset, Keystone or their affiliates. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and shareholder servicing related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares.

Performance Information. From time to time, the Funds may quote their "total return" or "yield" for a specified period in advertisements, reports or other communications to shareholders. Total return and yield are computed separately for Class A, Class B and Class C shares. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission ("SEC"), the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of a Fund's shares are assumed to have been paid. Yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. The Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to your account or the net investment income reported in the Fund's financial statements. To calculate yield, the Fund takes the interest and dividend income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.

       Performance data for each Class of shares will be included in any advertisement or sales literature using performance data of a Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices. A Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be indicative of future results.

       In marketing a Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen Keystone mutual funds, products, and services, which may include: retirement investing; brokerage products, and services, the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. The materials may also reprint, and use as advertising and sales literature, articles from EVERGREEN EVENTS, a quarterly magazine provided free of charge to Evergreen Keystone mutual fund shareholders.

Liability Under Massachusetts Law. Under Massachusetts law, Trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Declarations of Trust under which the Funds operate provide that no Trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust shall contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust.

Additional Information. This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Securities Act of 1933. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

  INVESTMENT ADVISERS
  Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577
      EVERGREEN GROWTH AND INCOME FUND, EVERGREEN SMALL CAP EQUITY INCOME FUND, EVERGREEN INCOME AND GROWTH FUND

  Capital Management Group of First Union National Bank of North Carolina, 210 South College Street, Charlotte, North Carolina, 28228
      EVERGREEN UTILITY FUND, EVERGREEN VALUE FUND

  Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116-5034
      KEYSTONE FUND FOR TOTAL RETURN

  CUSTODIAN
  State Street Bank and Trust Company, Box 9021, Boston, Massachusetts
  02205-9827

  TRANSFER AGENT
  State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827
      FOR THE EVERGREEN FUNDS

   Evergreen Keystone Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121
      FOR THE KEYSTONE FUND

  LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036

  INDEPENDENT ACCOUNTANTS
  EVERGREEN UTILITY FUND, EVERGREEN GROWTH AND INCOME FUND, EVERGREEN VALUE FUND, EVERGREEN SMALL CAP EQUITY INCOME FUND, KEYSTONE FUND FOR TOTAL RETURN KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110


 EVERGREEN INCOME AND GROWTH FUND
  Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036


  DISTRIBUTOR

  Evergreen Keystone Distributor, Inc., 120 Clove Road, Little Falls, New Jersey 07424

  42430                                                              536115REV01

*******************************************************************************

  PROSPECTUS                                                    April 1, 1997

  EVERGREENSM KEYSTONE GROWTH AND INCOME FUNDS    (Evergreen logo appears here)

  EVERGREEN UTILITY FUND
  EVERGREEN GROWTH AND INCOME FUND
  EVERGREEN VALUE FUND
  EVERGREEN SMALL CAP EQUITY INCOME FUND
  EVERGREEN INCOME AND GROWTH FUND
  KEYSTONE FUND FOR TOTAL RETURN


  CLASS Y SHARES



           The Evergreen Keystone Growth and Income Funds (the "Funds") are designed to provide investors with a selection of investment alternatives which seek to provide capital growth, income and diversification. This Prospectus provides information regarding the Class Y shares offered by the Funds. Each Fund is, or is a series of, an open-end, diversified, management investment company. This Prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Evergreen Funds is 2500 Westchester Avenue, Purchase, New York 10577. The address of the Keystone Fund is 200 Berkeley Street, Boston, Massachusetts 02116.


           A Statement of Additional Information for the Funds and certain other funds in the Evergreen Keystone group of mutual funds dated April 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The SAI provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Evergreen Funds at (800) 807-2940. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this Prospectus carefully.

  THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE

  EVERGREENSM is a Service Mark of Evergreen Keystone Investment Services,
  Inc.
  Copyright 1995 and 1997, Evergreen Keystone Investment Services, Inc.

                               TABLE OF CONTENTS


OVERVIEW OF THE FUNDS                                       2
EXPENSE INFORMATION                                         3
FINANCIAL HIGHLIGHTS                                        5
DESCRIPTION OF THE FUNDS                                   11
         Investment Objectives and Policies                11
         Investment Practices and Restrictions             15
         Options, Futures and Derivatives                  17
         Special Risk Considerations                       20
MANAGEMENT OF THE FUNDS                                    22
         Investment Advisers                               22
         Portfolio Managers                                23
         Sub-Adviser                                       23
         Administrator                                     24
         Sub-Administrator                                 24
         Distribution Plans and Agreements                 24
PURCHASE AND REDEMPTION OF SHARES                          26
         How to Buy Shares                                 26
         How to Redeem Shares                              26
         Exchange Privilege                                28
         Shareholder Services                              28
         Effect of Banking Laws                            29
OTHER INFORMATION                                          30
         Dividends, Distributions and Taxes                30
         General Information                               31


                             OVERVIEW OF THE FUNDS

       The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus and the information appearing in the Statement of Additional Information. See "Description of the Funds" and "Management of the Funds". No Fund is responsible for the information relating to any other Fund contained in this Prospectus.

       The investment adviser to EVERGREEN GROWTH AND INCOME FUND, EVERGREEN SMALL CAP EQUITY INCOME FUND, and EVERGREEN INCOME AND GROWTH FUND is Evergreen Asset Management Corp. which, with its predecessors, has served as an investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset Management Corp. is a wholly-owned subsidiary of First Union National Bank of North Carolina, which in turn is a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States. The Capital Management Group of First Union National Bank of North Carolina serves as investment adviser to EVERGREEN UTILITY FUND and EVERGREEN VALUE FUND. Keystone Investment Management Company, also an indirect wholly-owned subsidiary of First Union National Bank of North Carolina, serves as investment adviser to the KEYSTONE FUND FOR TOTAL RETURN.

       EVERGREEN UTILITY FUND seeks high current income and moderate capital appreciation.

       EVERGREEN GROWTH AND INCOME FUND seeks to achieve a return composed of capital appreciation in the value of its shares and current income. The Fund will attempt to meet its objective by investing in the securities of companies which are undervalued in the marketplace relative to those companies' assets, breakup value, earnings, or potential earnings growth.

       EVERGREEN VALUE FUND seeks long-term capital growth, with current income as a secondary objective.

       EVERGREEN SMALL CAP EQUITY INCOME FUND attempts to maximize the "total return" on its portfolio of investments. The Fund invests in common and preferred stocks, securities convertible into or exchangeable for common stocks and fixed income securities. In attempting to achieve its objective, the Fund invests primarily in companies with total market capitalization of less than $500 million.

       KEYSTONE FUND FOR TOTAL RETURN seeks total return from a combination of capital growth and income. The Fund will invest principally in dividend paying common stocks, preferred stocks and securities convertible into common stocks, but may also invest in non-dividend paying common stocks if, in the judgment of the Fund's investment adviser, that is consistent its objectives.

       EVERGREEN INCOME AND GROWTH FUND (formerly Evergreen Total Return Fund) attempts to maximize the "total return" on its portfolio of investments. It invests primarily in common and preferred stocks, securities convertible into or exchangeable for common stocks and fixed income securities.

       THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF ANY FUND WILL BE ACHIEVED.

                              EXPENSE INFORMATION


       The table set forth below summarizes the shareholder transaction costs associated with an investment in the Class Y Shares of the Funds. For further information see "Purchase and Redemption of Shares".



SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases                        None
Sales Charge on Dividend Reinvestments                           None
Contingent Deferred Sales Charge                                 None
Redemption Fee                                                   None
Exchange Fee (only applies after 4 exchanges per year)          $5.00



       The following table shows for the Fund the estimated annual operating expenses (as a percentage of average net assets) attributable to Class Y Shares, together with examples of the cumulative effect of such expenses on a hypothetical $1,000 investment for the periods specified assuming (i) a 5% annual return and (ii) redemption at the end of each period.



EVERGREEN GROWTH & INCOME FUND



                                                 ANNUAL OPERATING
                                                     EXPENSES                                      EXAMPLE
Management Fees                                        1.00%
                                                                           After 1 Year             $  12
12b-1 Fees                                                --
                                                                           After 3 Years            $  37
Other Expenses                                         0.16%
                                                                           After 5 Years            $  64
                                                                           After 10 Years           $ 141
Total                                                  1.16%



EVERGREEN VALUE FUND



                                                 ANNUAL OPERATING
                                                     EXPENSES                                      EXAMPLE
Management Fees                                         .50%
                                                                           After 1 Year             $   7
12b-1 Fees                                                --
                                                                           After 3 Years            $  21
Other Expenses                                          .16%
                                                                           After 5 Years            $  37
                                                                           After 10 Years           $  82
Total                                                   .66%



EVERGREEN INCOME AND GROWTH FUND



                                                 ANNUAL OPERATING
                                                     EXPENSES                                      EXAMPLE
Management Fees                                        1.00%
                                                                           After 1 Year             $  12
12b-1 Fees                                                --
                                                                           After 3 Years            $  37
Other Expenses                                          .18%
                                                                           After 5 Years            $  65
                                                                           After 10 Years           $ 143
Total                                                  1.18%



       The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in each Class of Shares of the Funds will bear directly or indirectly. The amounts set forth both in the tables and in the examples are estimated amounts based on the experience of each Fund's Y Class for the most recent fiscal period. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of the various costs and expenses borne by the Funds see "Management of the Funds".

EVERGREEN UTILITY FUND



                                     ANNUAL OPERATING
                                        EXPENSES *                                EXAMPLE
Management Fees                             .50%
                                                        After 1 Year               $   9
12b-1 Fees                                    --
                                                        After 3 Years              $  28
Other Expenses                             0.39%
                                                        After 5 Years              $  49
                                                        After 10 Years             $ 110
Total                                      0.89%



EVERGREEN SMALL CAP EQUITY INCOME FUND



                                     ANNUAL OPERATING
                                       EXPENSES **                                EXAMPLE
Management Fees                            1.00%
                                                        After 1 Year               $  21
12b-1 Fees                                    --
                                                        After 3 Years              $  65
Other Expenses                             1.07%
                                                        After 5 Years              $ 111
                                                        After 10 Years             $ 240
Total                                      2.07%



KEYSTONE FUND FOR TOTAL RETURN



                                     ANNUAL OPERATING
                                        EXPENSES *                                EXAMPLE
Management Fees                            0.65%
                                                        After 1 Year               $  12
12b-1 Fees                                    --
                                                        After 3 Years              $  37
Other Expenses                             0.51%
Total                                      1.16%



 *The estimated annual operating expenses and examples do not reflect fee waivers and expense reimbursements for the year ended December 31, 1996. Actual expenses for Class Y Shares for the year then ended were as follows:



Evergreen Utility Fund..........................................................................    .61%



**The estimated annual operating expenses and examples do not reflect fee waivers and expense reimbursements for the most recent fiscal period. Currently, the investment adviser is voluntarily waiving its fee. Estimated annual operating expenses, net of fee waivers, is 1.07% for Class Y shares. The funds investment adviser may, at its own discretion, discontinue these waivers at any time.



AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



1Class Y shares are only available to certain investors through broker-dealers who have entered into special distribution agreements with Evergreen Keystone Distributor, Inc., the Fund's principal underwriter. See "How to Buy Shares."


2Expense ratio is for the Fund's fiscal year ending November 30, 1996. Total
 Fund Operating Expenses include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio for Class Y shares is expected to be 1.14%. The Fund also offers Class A, B and C shares which have different expenses and sales charges.


3The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for the Fund may be greater or less than 5%.



       From time to time each Fund's investment adviser may, at its discretion, reduce or waive its fees or reimburse the Funds for certain of their expenses in order to reduce their expense ratios. Each Fund's investment adviser may cease these voluntary waivers and reimbursements at any time.



       The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in each Class of Shares of the Funds will bear directly or indirectly. The amounts set forth both in the tables and in the examples are estimated amounts based on the experience of each Fund for the year ended December 31, 1995. Such amounts have been restated to reflect current fee arrangements. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of the various costs and expenses borne by the Funds see "Management of the Funds".

                              FINANCIAL HIGHLIGHTS

       The tables on the following pages present, for each Fund, financial highlights for a share outstanding throughout each period indicated. The information in the tables for the five most recent fiscal years or the life of the Fund if shorter for EVERGREEN UTILITY FUND has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, for EVERGREEN TAX STRATEGIC FOUNDATION FUND has been audited by Price Waterhouse LLP, the Fund's independent auditors and for EVERGREEN SMALL CAP EQUITY INCOME FUND has been audited by Ernst & Young LLP, the Fund's independent auditors. A report of KPMG Peat Marwick LLP, Price Waterhouse LLP, or Ernst & Young LLP, as the case may be, on the audited information with respect to each Fund is incorporated by reference in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Fund's Statement of Additional Information.

       Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.

EVERGREEN UTILITY FUND -- Y SHARES



                                                                                                     CLASS Y SHARES
                                                                                                                FEBRUARY 28,
                                                                                                                   1994*
                                                                                               YEAR ENDED         THROUGH
                                                                                              DECEMBER 31,      DECEMBER 31,
                                                                                             1996      1995         1994
PER SHARE DATA:
Net asset value, beginning of period.....................................................   $10.82     $9.00        $9.51
Income (loss) from investment operations:
  Net investment income..................................................................      .44       .47          .37
  Net realized and unrealized gain (loss) on investments.................................      .03      2.27         (.50)
     Total from investment operations....................................................      .47      2.74         (.13)
Less distributions to shareholders from:
  Net investment income..................................................................     (.45)     (.47)        (.37)
  In excess of net investment income.....................................................       --        --         (.01)
  Net realized gain on investments.......................................................     (.28)     (.45)          --
     Total distributions.................................................................     (.71)     (.92)        (.38)
Net asset value, end of period...........................................................   $10.58    $10.82        $9.00
TOTAL RETURN+............................................................................     4.5%     31.3%        (1.6%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)................................................   $2,000    $7,791       $5,201
Ratios to average net assets:
  Expenses**.............................................................................     .61%       54%         .40%++
  Net investment income**................................................................    4.01%     4.76%        4.93%++
Portfolio turnover rate..................................................................      39%       88%          23%
Average commission rate paid per share...................................................   $.0605       N/A          N/A


*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charge is not reflected.
++  Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:


                                                                                                     CLASS Y SHARES
                                                                                                                FEBRUARY 28,
                                                                                                                   1994*
                                                                                               YEAR ENDED         THROUGH
                                                                                              DECEMBER 31,      DECEMBER 31,
                                                                                             1996      1995         1994
  Expenses...............................................................................     .89%      .93%        1.24%
  Net investment income..................................................................    3.73%     4.37%        4.09%

EVERGREEN GROWTH & INCOME FUND -- CLASS Y SHARES



                                                                                                        CLASS Y SHARES
                                                                                                     1996            1995
PER SHARE DATA:
Net asset value, beginning of period..........................................................      $18.64          $14.52
Income from investment operations:
 Net investment income........................................................................         .18             .18
 Net realized and unrealized gain on investments..............................................        4.25            4.59
   Total from investment operations...........................................................        4.43            4.77
Less distributions to shareholders from:
 Net investment income........................................................................        (.17)           (.17)
 Net realized gain on investments.............................................................        (.35)           (.48)
   Total distributions........................................................................        (.52)           (.65)
Net asset value, end of period................................................................      $22.55          $18.64
TOTAL RETURN+.................................................................................       23.8%           32.9%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period (in millions)......................................................        $442            $141
Ratios to average net assets:
 Expenses.....................................................................................       1.16%           1.27%
 Net investment income (loss).................................................................        .93%           1.11%
Portfolio turnover rate.......................................................................         14%             17%
Average commission rate paid per share........................................................      $.0566              --


*  Commencement of class operations.
**  Less than one cent per share.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:


                                                                                           CLASS Y
                                                                                            SHARES
Expenses..............................................................................
Net investment income (loss)..........................................................

EVERGREEN VALUE FUND -- CLASS Y SHARES



                                                                                                      YEAR ENDED
                                                                                                     DECEMBER 31,
                                                                                                    CLASS Y SHARES
                                                                                             1996       1995        1994
PER SHARE DATA:
Net asset value, beginning of period.....................................................   $20.45      $16.61      $17.63
Income (loss) from investment operations:
  Net investment income..................................................................      .44         .57         .56
  Net realized and unrealized gain (loss) on investments.................................     3.49        4.72        (.20)
     Total from investment operations....................................................     3.93        5.29         .36
Less distributions to shareholders from:
  Net investment income..................................................................     (.47)       (.55)       (.56)
  Net realized gain on investments.......................................................    (3.32)       (.90)       (.82)
  Distributions in excess of net investment income.......................................       --          --          --
  Distributions in excess of net realized gain on investments............................     (.02)
     Total distributions.................................................................    (3.81)      (1.45)      (1.38)
  Net asset value, end of period.........................................................   $20.57      $20.45      $16.61
TOTAL RETURN+............................................................................    19.2%       32.2%        2.1%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)................................................     $996    $760,733    $507,028
Ratios to average net assets:
  Expenses...............................................................................     .66%        .65%        .68%
  Net investment income..................................................................    2.02%       3.02%       3.21%
Portfolio turnover rate..................................................................      91%         53%         70%
Average commission rate paid per share...................................................   $.0588          --          --


*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charges are not reflected.
++ Annualized.

EVERGREEN SMALL CAP EQUITY INCOME FUND


                                                                                                              CLASS Y SHARES
                                                                                                                YEAR ENDED
                                                                                                               DECEMBER 31,
                                                                                                              1996       1995
PER SHARE DATA:
Net asset value, beginning of period.....................................................................    $11.58      $9.70
Income (loss) from investment operations:
  Net investment income..................................................................................       .38        .38
  Net realized and unrealized gain (loss) on investments.................................................      2.13       2.38
     Total from investment operations....................................................................      2.51       2.76
Less distributions to shareholders from:
  Net investment income..................................................................................      (.37)      (.38)
  Net realized gains on investments......................................................................      (.60)      (.50)
     Total distributions.................................................................................      (.97)      (.88)
Net asset value, end of period...........................................................................    $13.12     $11.58
TOTAL RETURN+............................................................................................     22.4%      29.1%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)................................................................    $8,592     $4,806
Ratios to average net assets:
  Expenses**.............................................................................................     1.50%      1.50%
  Net investment income**................................................................................     3.36%      3.56%
Portfolio turnover rate..................................................................................       50%        48%
Average commission rate paid per share...................................................................    $.0635        N/A


 * Commencement of class operations.
 + Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
 # Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:


                                                                                      CLASS Y SHARES
                                                                                        YEAR ENDED
                                                                                       DECEMBER 31,
                                                                                      1996       1995
Expenses.........................................................................     4.75%      4.34%
Net investment income (loss).....................................................      .11%       .72%

EVERGREEN INCOME AND GROWTH FUND
(FORMERLY EVERGREEN TOTAL RETURN FUND)
CLASS Y SHARES



                                                                                                      CLASS Y SHARES
                                                                                                                        JANUARY 3,
                                                                                           YEAR            YEAR            1995*
                                                                                           ENDED           ENDED          THROUGH
                                                                                        JANUARY 31,     JANUARY 31,     JANUARY 31,
                                                                                           1997            1996            1996
PER SHARE DATA:
Net asset value, beginning of period................................................       $20.16          $17.28          $18.29
Income from investment operations:
  Net investment income.............................................................         1.08            1.10             .87
  Net realized and unrealized gain on investments...................................         1.66            2.87            (.55)
     Total from investment operations...............................................         2.74            3.97             .32
Less distributions to shareholders from:
  Net investment income.............................................................        (1.09)          (1.09)          (1.08)
Net asset value, end of period......................................................       $21.81          $20.16          $17.28
TOTAL RETURN+.......................................................................        14.1%           23.5%            1.9%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...........................................         $858            $914            $942
Ratios to average net assets:
  Expenses..........................................................................        1.18%           1.19%           1.24%
  Net investment income.............................................................        5.14%           5.70%           5.70%++
Portfolio turnover rate.............................................................         168%            138%            151%


 * Commencement of class operations.
 + Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
 ++ Annualized.
 # Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:


                                                                                         YEAR ENDED
                                                                                      JANUARY 31, 1996
                                                                                          CLASS Y
                                                                                           SHARES
Expenses...........................................................................
Net investment income (loss).......................................................

                            DESCRIPTION OF THE FUNDS

INVESTMENT OBJECTIVES AND POLICIES

       Unless otherwise noted in this Prospectus, the Funds' investment policies are not fundamental and may be changed without shareholder approval. Each Fund's investment objective is fundamental and may not be changed without shareholder approval.

       In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions", below.

EVERGREEN GROWTH AND INCOME FUND

       The investment objective of EVERGREEN GROWTH AND INCOME FUND is to achieve a return composed of capital appreciation in the value of its shares and current income.

       The Fund seeks to achieve its investment objective by investing in the securities of companies which are undervalued in the marketplace relative to those companies' assets, breakup value, earnings or potential earnings growth. These companies are often found among those which have had a record of financial success but are currently in disfavor in the marketplace for reasons the Fund's investment adviser perceives as temporary or erroneous. Such investments when successfully timed are expected to be the means for achieving the Fund's investment objective. This inherently contrarian approach may require greater reliance upon the analytical and research capabilities of the Fund's investment adviser than an investment in certain other equity funds. Consequently, an investment in the Fund may involve more risk than other equity funds. The Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program. Nor should the Fund be considered a balanced or complete investment program.

       The Fund will use the "value timing" approach as a process for purchasing securities when events indicate that fundamental investment values are being ignored in the marketplace. Fundamental investment value is based on one or more of the following: assets -- tangible and intangible (examples of the latter include brand names or licenses), capitalization of earnings, cash flow or potential earnings growth. A discrepancy between market valuation and fundamental value often arises due to the presence of unrecognized assets or business opportunities, or as a result of incorrectly perceived or short-term negative factors. Changes in regulations, basic economic or monetary shifts and legal action (including the initiation of bankruptcy proceedings) are some of the factors that create these capital appreciation opportunities. If the securities in which the Fund invests never reach their perceived potential or the valuation of such securities in the marketplace does not in fact reflect significant undervaluation, there may be little or no appreciation or a depreciation in the value of such securities.

       The Fund will invest primarily in common stocks and securities convertible into or exchangeable for common stock. It is anticipated that the Fund's investments in these securities will contribute to the Fund's return primarily through capital appreciation. In addition, the Fund will invest in nonconvertible preferred stocks and debt securities. It is anticipated that the Fund's investments in these securities will also produce capital appreciation, but the current income component of return will be a more significant factor in their selection. However, the Fund will invest in nonconvertible preferred stock and debt securities only if the anticipated capital appreciation plus income from such investments is equivalent to that anticipated from investments in equity or equity-related securities. The Fund may invest up to 5% of its total assets in debt securities which are rated below investment grade, commonly known as "junk bonds". Investments of this type are subject to greater risk of loss of principal and interest. See "Special Risk Considerations -- Lower Rated Securities".

EVERGREEN SMALL CAP EQUITY INCOME FUND

       The investment objective of EVERGREEN SMALL CAP EQUITY INCOME FUND is to achieve a return consisting of current income and capital appreciation in the value of its shares. The emphasis on current income and capital appreciation will be relatively equal although, over time, changes in market conditions and the level of interest rates may cause the Fund to vary its emphasis between these two elements in its search for the optimum return for its shareholders. The Fund seeks to achieve its investment objective through investments in common stocks, preferred stocks, securities convertible into or exchangeable for common stocks and fixed income securities. Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities (including convertible debt securities) of companies that, at the time of purchase, have "total market capitalization" -- present market value per share multiplied by the total number of shares outstanding -- of less than $500 million. The Fund may invest up to 35% of its total assets in equity securities of companies that at the time of purchase have a total market capitalization of $500 million or more, and in excess of that percentage during temporary defensive periods. As of December 31, 1994, 1995 and 1996, approximately 64.5%, 69.9% and 78.5%, respectively, of the Fund's portfolio consisted of equity securities.

       To the extent that the Fund seeks capital appreciation, it expects that its investments will provide growth over the long-term. Investments, however, may be made on occasion for the purpose of short-term capital appreciation if the Fund believes that such investments will benefit its shareholders. Purchasing securities for short-term trading is subject to certain rules and involves additional brokerage expenses. The Fund may make investments in securities regardless of whether or not such securities are traded on a national securities exchange. The value of portfolio securities and their yields are expected to fluctuate over time because of varying general economic and market conditions.

       The Fund's portfolio will vary over time depending upon the economic outlook and market conditions. The composition of its portfolio will be subject to the discretion of the Fund's investment adviser. Ordinarily, the Fund anticipates that most of its portfolio will consist of equity securities and convertible debt securities. A significant portion of the equity investments, however, will be income producing. If in the judgment of the Fund's investment adviser a defensive position is appropriate, the Fund may take a defensive position and invest without limit in debt securities or government securities or hold its assets in cash or cash equivalents. The quality standards for debt securities include: Obligations of banks and commercial paper rated no lower than P-2 by Moody's Investor's Service ("Moody's"), A-2 by Standard and Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P") or having a comparable rating from another nationally recognized statistical rating organization ("SRO"); and non-convertible debt securities rated no lower than Baa by Moody's or BBB by S&P. Securities rated Baa or BBB may have speculative charachteristics. Changes in economic conditions are more likely to weaken the capacity of the issuers of such bonds to make the interest and principal payments than would be the case with higher rated bonds. However, like higher rated bonds, these securities may be considered investment grade. For a description of such ratings see the Statement of Additional Information.

EVERGREEN INCOME AND GROWTH FUND

       The investment objective of EVERGREEN INCOME AND GROWTH FUND (formerly Evergreen Total Return Fund) is to achieve a return consisting of current income and capital appreciation in the value of its shares. The emphasis on current income and capital appreciation will be relatively equal although, over time, changes in the outlook for market conditions and the level of interest rates will cause the Fund to vary its emphasis between these two elements in its search for the optimum return for its shareholders. To the extent that the Fund is emphasizing current income, it may purchase securities in anticipation of participating in dividends. This practice may result in a higher rate of portfolio turnover and may affect the Fund's overall return. The Fund seeks to achieve its investment objective through investments in common stocks, preferred stocks, securities convertible into or exchangeable for common stocks and fixed income securities. The Fund may invest up to 20% of its total assets in the securities of foreign issuers either directly or in the form of ADRs, European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. See "Special Risk Considerations", below.

       To the extent that the Fund seeks capital appreciation, it expects that its investments will provide growth over the long-term. Investments, however, may be made on occasion for the purpose of short-term capital appreciation if the Fund believes that such investments will benefit its shareholders. The Fund may make investments in securities (other than options) regardless of whether or not such securities are traded on a national securities exchange. The value of portfolio securities and their yields, as well as opportunities to realize netgains from a covered call options writing program, are expected to fluctuate over time because of varying general economic and market conditions.

       The Fund's portfolio will vary over time depending upon the economic outlook and market conditions. The composition of its portfolio will be largely unrestricted and subject to the discretion of the Fund's investment adviser. Ordinarily, the Fund anticipates that approximately 75% of its portfolio will consist of equity securities and the other 25% of debt securities (including convertible debt securities). If, in the judgment of the Fund's investment adviser, the appreciation potential for equity securities exceeds the return available from debt securities or government securities, investments in equity securities could exceed 75% of the Fund's portfolio. Most equity investments, however, will be income producing. As of January 31, 1995, 1996 and 1997, approximately 91%, 91% and 93%, respectively, of the Fund's portfolio consisted of equity securities. The balance of the Fund's portfolio consisted of debt securities (including convertible debt securities). The quality standards for debt securities include: Obligations of banks having total assets of at least one billion dollars which are members of the FDIC; commercial paper rated no lower than P-2 by Moody's or A-2 by S&P; and non-convertible debt securities rated no lower than Baa by Moody's or BBB by Standard & Poor's. Securities rated Baa or BBB may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuers of such bonds to make principal and interest payments than is the case with higher rated bonds. However, like the higher rated bonds, these securities are considered investment grade. For a description of such ratings, see the Statement of Additional Information. See "Special Risk Considerations".

EVERGREEN UTILITY FUND

       The investment objective of EVERGREEN UTILITY FUND is to achieve a return consisting of high current income and moderate capital appreciation. The Fund invests primarily in a diversified portfolio of equity and debt securities of utility companies that produce, transmit or distribute gas or electrical energy, as well as those companies which provide communications facilities, such as telephone and telegraph companies. As a matter of investment policy, the Fund will invest at least 65% of the value of its total assets in utility companies that derive 50% of their revenues from utilities or assets relating to utility industries. In addition, the Fund may invest up to 35% of its assets in common stock of non-utility companies. As of December 31, 1995 and 1996, approximately 77.8% and 79%, respectively, of the Fund's portfolio consisted of investments in utility companies. See "Special Risk Considerations".

              The Fund may invest in:

              common and preferred stocks, bonds and convertible preferred stocks of utility companies selected by the Fund's investment adviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the individual company's industry. However, other factors, such as product position, market share or profitability may also be considered by the Fund's investment adviser. The Fund will only invest its assets in debt securities rated Baa or higher by Moody's or BBB or higher by S&P or which, if unrated, are considered to be of comparable quality by the Fund's investment adviser;

         securities which are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds; and notes, bonds and discount notes of U.S. government agencies or instrumentalities such as the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank and National Credit Union Administration. Some of these securities are supported by the full faith and credit of the U.S. government, and others are supported only by the full faith and credit of the agency or instrumentality;

              commercial paper, including master demand notes;

              American Depositary Receipts ("ADRs") of foreign companies traded on the New York or American Stock Exchanges or the over-the-counter market;

              foreign securities (either foreign or U.S. securities traded in foreign markets). The Fund may also invest in other obligations denominated in foreign currencies. In making these decisions, the Fund's investment adviser will consider such factors as the condition and growth potential of various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. See "Special Risk Considerations" below. The Fund will not invest more than 10% of its assets in foreign securities;

              obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations having at least $1 billion in deposits and insured by the Bank Insurance Fund or the Savings Association Mortgage Fund, including U.S. branches of foreign banks and foreign branches of U.S. banks; and

              securities of other investment companies.

       As of December 31, 1996 approximately 89.5% of the Fund's portfolio consisted of equity securities.

       Bonds rated Baa by Moody's or BBB by S&P may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuers of such bonds to make principal and interest payments than is the case with higher rated bonds. However, like the higher rated bonds, these securities are considered investment grade. For a description of such ratings, see the Statement of Additional Information.

EVERGREEN VALUE FUND

       The investment objective of the EVERGREEN VALUE FUND is long-term capital appreciation with current income as a secondary objective. Normally, at least 75% of the Fund's assets will be invested in equity securities of U.S. companies with prospects for earnings growth and dividends. As of December 31, 1994, 1995 and 1996 approximately 97%, 89% and 96% respectively, of the Fund's portfolio consisted of equity securities.

       The Fund's investments, in order of priority, consist of:

              common and preferred stocks, bonds and convertible preferred stock of U.S. companies with a minimum market capitalization of $100 million which are listed on the New York or American Stock Exchanges or traded in over-the-counter markets. The primary consideration is for those industries and companies with the potential for capital appreciation; income is a secondary consideration;

              ADRs of foreign companies traded on the New York or American Stock Exchanges or the over-the-counter market;

              foreign securities (either foreign or U.S. securities traded in foreign markets). The Fund may also invest in obligations denominated in foreign currencies. In making these decisions, the Fund's investment adviser will consider such factors as the condition and growth potential of various economies and securities markets, currency and taxation implications and other pertinent financial, social, national and political factors (see "Special Risk Considerations");

              convertible bonds rated no lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of comparable quality by the Fund's investment adviser;

              money market instruments;

              fixed rate notes and bonds and adjustable and variable rate notes of companies whose common stock the Fund may acquire rated no lower than BBB by S&P or Baa by Moody's or which, if not rated, determined to be of comparable quality by the Fund's investment adviser (up to 5% of total assets);

              zero coupon bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities (up to 5% of total assets);

              obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations having at least $1 billion in deposits and insured by the Bank Insurance Fund or the Savings Association Insurance Fund, including U.S. branches of foreign banks and foreign branches of U.S. banks; and
              prime commercial paper, including master demand notes rated no lower than A-1 by S&P or Prime 1 by Moody's.

       Bonds rated BBB by S&P or Baa by Moody's may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuers of such bonds to make principal and interests payments than higher rated bonds. However, like the higher rated bonds, these securities are considered investment grade. For a description of such ratings see the Statement of Additional Information.

KEYSTONE FUND FOR TOTAL RETURN

       KEYSTONE FUND FOR TOTAL RETURN seeks total return from a combination of capital growth and income. Under ordinary circumstances, the Fund will invest principally in dividend paying common stocks, preferred stocks and securities convertible or exchangeable into common stocks. Non-dividend paying stocks may also be owned by the Fund if, in the judgment of the Fund's investment adviser, that is consistent with its investment objectives. The Fund may invest up to 50% of its assets in securities of foreign issuers located in developed countries as well as emerging markets countries. For this purpose, countries with emerging markets are generally those where the per capita income is in the low to middle ranges, as determined, from time to time, by the International Bank for Reconstruction and Development ("World Bank"). The Fund may invest up to 35% of its total assets in debt securities of U.S. and foreign issuers, including secured and unsecured debt obligations, rated in any category by S&P or Moody's or which are unrated. The Fund may also invest in non-investment grade rated zero coupon and payment-in-kind ("PIK") securities. See "Special Risk Considerations".

       The Fund may invest up to 35% of its total assets under ordinary circumstances in the following types of money market instruments: (1) commercial paper, including master demand notes, which at the date of investment is rated A-1, the highest grade, by S&P, PRIME-1, the highest grade, by Moody's or, if not rated by such services, is issued by a company which at the date of investment has an outstanding issue rated A or better by S&P or Moody's; (2) obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations having at least $1 billion in assets as of the date of their most recently published financial statements that are members of the Federal Deposit Insurance Corporation, including U.S. branches of foreign banks and foreign branches of U.S. banks; (3) corporate obligations that at the date of investment are rated A or better by S&P or Moody's; and (4) obligations issued or guaranteed by the U.S. government or by any agency or instrumentality of the U.S. government.

INVESTMENT PRACTICES AND RESTRICTIONS

Defensive Investments. The Funds may invest without limitation in high quality money market instruments, such as notes, certificates of deposit or bankers' acceptances, or U.S. government securities if, in the opinion of the Funds' investment advisers, market conditions warrant a temporary defensive investment strategy. In addition, KEYSTONE FUND FOR TOTAL RETURN may also make temporary investments in debt securities and high grade preferred stocks for defensive purposes when it believes market conditions warrant.

Portfolio Turnover and Brokerage. It is contemplated that Lieber & Company, an affiliate of Evergreen Asset Management Corp. ("Evergreen Asset") and a member of the New York and American Stock Exchanges, will to the extent practicable effect substantially all of the portfolio transactions for the EVERGREEN SMALL CAP EQUITY INCOME FUND, EVERGREEN GROWTH AND INCOME FUND and EVERGREEN INCOME AND GROWTH FUND on those exchanges. The portfolio turnover rate experienced by a Fund directly affects brokerage commissions and other transaction costs which the Fund must pay. A portfolio turnover rate of 100% would occur if all of a Fund's portfolio securities were replaced in one year. It is anticipated that the annual portfolio turnover rate for the EVERGREEN INCOME AND GROWTH FUND may exceed 100%. A high rate of portfolio turnover will increase brokerage costs. The portfolio turnover rate for each Fund is set forth in the tables contained in the section entitled "Financial Highlights". See the Statement of Additional Information for further information regarding the brokerage allocation practices of the Funds.

Borrowing. As a matter of fundamental policy, the Funds other than KEYSTONE FUND FOR TOTAL RETURN, may not borrow money except from banks as a temporary measure to facilitate redemption requests or for extraordinary or emergency purposes. The proceeds from borrowings may be used to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities. KEYSTONE FUND FOR TOTAL RETURN may borrow in amounts up to one-third of its assets for the aformentioned purposes as well as for leverage. See "Special Risk Considerations". The specific limits applicable to borrowing by each Fund are set forth in the Statement of Additional Information.

Lending of Portfolio Securities. In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other financial institutions. The Funds' investment advisers will monitor the creditworthiness of such borrowers. Loans of securities by the Funds, if and when made, may not exceed 30% of the value of the net assets of the EVERGREEN INCOME AND GROWTH FUND, EVERGREEN GROWTH AND INCOME FUND and EVERGREEN SMALL CAP EQUITY INCOME FUND, 15% of the value of the total assets of EVERGREEN UTILITY FUND and KEYSTONE FUND FOR TOTAL RETURN and 5% of the value of the total assets of EVERGREEN VALUE FUND, and must be collateralized by cash or U.S. government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby increasing its return. Any gain or loss in the market price of the loaned securities which occurs during the term of the loan would affect a Fund and its investors. A Fund has the right to call a loan and obtain the securities loaned at any time on notice of not more than five business days. A Fund may pay reasonable fees in connection with such loans.

       There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Short Sales. The EVERGREEN INCOME AND GROWTH FUND and EVERGREEN GROWTH AND INCOME FUND may, as a defensive strategy, make short sales of securities. A short sale occurs when a seller sells a security and makes delivery to the buyer by borrowing the security. Short sales of a security are generally made in cases where the seller expects the market value of the security to decline. To complete a short sale, the seller must replace the security borrowed by purchasing it at the market price at the time of replacement, or by delivering securities from the seller's own position to the lender. In the event the market value of a security sold short were to increase, the seller would realize a loss to the extent that the cost of purchasing the security for delivery to the lender were greater than the proceeds from the short sale. In the event a short sale is completed by delivery of securities to the lender from the seller's own position, the seller would forego any gain that would otherwise be realized on such securities.

Illiquid or Restricted Securities. EVERGREEN GROWTH AND INCOME FUND, EVERGREEN INCOME AND GROWTH FUND, EVERGREEN UTILITY FUND and KEYSTONE FUND FOR TOTAL RETURN may invest up to 15% of their net assets, and EVERGREEN SMALL CAP EQUITY INCOME FUND and EVERGREEN VALUE FUND may invest up to 10% of their net assets, in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which have been determined to be liquid, will not be considered by the Funds' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 15% or 10% limits. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A will be monitored by the Funds' investment advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Fund having more than 15% or 10% of its net assets, as applicable, invested in illiquid or not readily marketable securities.

Repurchase Agreements and Reverse Repurchase Agreements. The Funds may enter into repurchase agreements with member banks of the Federal Reserve System, including the Funds' custodian or primary dealers in U.S. government securities. A repurchase agreement is an arrangement pursuant to which a buyer purchases a security and simultaneously agrees to resell it to the vendor at a price that results in an agreed-upon market rate of return which is effective for the period of time (which is normally one to seven days, but may be longer) the buyer's money is invested in the security. The arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. A Fund requires continued maintenance of collateral with its custodian in an amount at least equal to the repurchase price (including accrued interest). In the event a vendor defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, a Fund might be delayed in selling the collateral. The Funds' investment advisers will review and continually monitor the creditworthiness of each institution with which a Fund enters into a repurchase agreement to evaluate these risks.

       EVERGREEN UTILITY FUND, EVERGREEN SMALL CAP EQUITY INCOME FUND, EVERGREEN VALUE FUND, and KEYSTONE FUND FOR TOTAL RETURN may borrow money by entering into a "reverse repurchase agreement" by which they agree to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase them at a mutually agreed upon date and price, for temporary or emergency purposes. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, U.S. government securities or liquid high grade debt obligations having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Each Fund, other than KEYSTONE FUND FOR TOTAL RETURN, will not enter into reverse repurchase agreements exceeding 5% of the value of its total assets. KEYSTONE FUND FOR TOTAL RETURN may enter into reverse repurchase agreements in amounts up to one-third of the value of its total assets.

When-Issued and Delayed Delivery Transactions. EVERGREEN UTILITY FUND, EVERGREEN VALUE FUND and KEYSTONE FUND FOR TOTAL RETURN may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date. The Funds may dispose of commitments prior to settlement if the Funds' investment advisers deem it appropriate to do so. In addition, the Funds may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

Fixed Income Securities -- Downgrades. If any security invested in by any of the Funds loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

OPTIONS, FUTURES AND DERIVATIVES

       In addition to making investments directly in securities, the Funds may write covered put and call options and hedge their investments by purchasing options. EVERGREEN UTILITY FUND, EVERGREEN VALUE FUND, EVERGREEN SMALL CAP EQUITY INCOME FUND and KEYSTONE FUND FOR TOTAL RETURN may also engage in transactions in futures contracts and related options. The investment adviser to the EVERGREEN GROWTH AND INCOME FUND and EVERGREEN SMALL CAP EQUITY INCOME FUND does not currently intend to write covered call options, purchase options or engage in transactions in futures contracts and related options, but may do so in the future. The Funds may engage in foreign currency exchange transactions to protect against changes in future exchange rates. The Funds, other than EVERGREEN VALUE FUND and KEYSTONE FUND FOR TOTAL RETURN, do not currently intend to write covered put options, but may do so in the future.

       Writing Options. Each Fund may write covered call options, and EVERGREEN VALUE FUND and KEYSTONE FUND FOR TOTAL RETURN may write covered put options, on certain portfolio securities in an attempt to earn income and realize a higher return on their portfolios. A call option gives the purchaser of the option the right to buy a security from the writer at the exercise price at any time during the option period; a put option gives the holder the right to sell the underlying security to the writer at a stated price at any time during the option period. An option may not be written if, afterwards, securities comprising more than 5% of the market value of a Fund's equity securities would be subject to put and call options. A Fund realizes income from the premium paid to it in exchange for writing a put or call option. Once it has written a call option on a portfolio security and until the expiration of such option, a

Fund forgoes the opportunity to profit from increases in the market price of such security in excess of the exercise price of the call option. Should the price of the security on which a call has been written decline, a Fund bears the risk of loss, which would be offset to the extent the Fund has received premium income. By writing a put option, a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise. A Fund will only write "covered" options traded on recognized securities exchanges. An option will be deemed covered when a Fund either (i) owns the security (or securities convertible into such security) on which the call option has been written in an amount sufficient to satisfy the obligations arising under a call option, or (ii) in the case of both call and put options, the Fund's custodian maintains cash or high-grade liquid debt securities belonging to the Fund in an amount not less that the amount needed to satisfy the Fund's obligations with respect to such options. A "closing purchase transaction" may be entered into with respect to an option written by a Fund for the purpose of closing its position. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. EVERGREEN VALUE FUND and KEYSTONE FUND FOR TOTAL RETURN may purchase put options to protect their portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

A Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

Futures, Options and Other Derivative Instruments. EVERGREEN UTILITY FUND, EVERGREEN VALUE FUND, EVERGREEN SMALL CAP EQUITY INCOME FUND and KEYSTONE FUND FOR TOTAL RETURN may purchase and sell various financial instruments ("Derivative Instrument") such as financial futures contracts (including interest rate, index and foreign currency futures contracts), options (such as options on securities, indices, foreign currencies and futures contracts), forward currency contracts and interest rate, equity index and currency swaps, caps, collars and floors. The index Derivative Instruments EVERGREEN UTILITY FUND, EVERGREEN VALUE FUND, EVERGREEN SMALL CAP EQUITY INCOME FUND and KEYSTONE FUND FOR TOTAL RETURN may use may be based on indices of U.S. or foreign equity or debt securities. These Derivative Instruments may be used, for example, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate or substitute for the sale or purchase of securities, to manage the duration of securities, to alter the exposure of a particular investment or portion of the Fund's portfolio to fluctuations in interest rates or currency rates, to uncap a capped security or to convert a fixed rate security into a variable rate security or a variable rate security into a fixed rate security.

       A Fund's ability to use these instruments may be limited by market conditions, regulatory limits and tax considerations. A Fund might not use any of these strategies and there can be no assurance that any strategy that is used will succeed. See the Statement of Additional Information for more information regarding these instruments and the risks relating thereto.

Risks of Derivative Instruments. The use of Derivative Instruments, including written put and call options, involves special risks, including: (1) the lack of, or imperfect, correlation between price movements of a Fund's current or proposed portfolio investments that are the subject of the transactions as well as price movements of the Derivative Instruments involved in the transaction;
(2) possible lack of a liquid secondary market for any particular Derivative Instrument at a particular time; (3) the need for additional portfolio management skills and techniques; (4) losses due to unanticipated market price movements; (5) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in portfolio investments; (6) incorrect forecasts by a Fund's investment adviser concerning interest or currency exchange rates or direction of price fluctuations of the investment that is the subject of the transaction, which may result in the strategy being ineffective; (7) loss of premiums paid by the Fund on options it purchases; and (8) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover " or to segregate securities in connection with such transactions and the possible inability of the Fund to close out or liquidate its positions.

A Fund's investment adviser may use Derivative Instruments, including written put and call options, for hedging purposes (i.e. by paying a premium or foregoing the opportunity for profit in return for protection against downturns in markets generally or the prices of individual securities or currencies) and also may use Derivative Instruments to try to enhance the return characteristics of a Fund's portfolio of investments (i.e. by receiving premiums in connection with the writing of options and thereby accepting the risk of downturns in markets generally or the prices of individual securities or currencies or by paying premiums in anticipation that the securities underlying the Derivative Instruments will appreciate). The use of Derivative Instruments for hedging purposes or to enhance a Fund's return characteristics can increase investment risk. If a Fund's investment adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed, resulting in leverage. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into. Options and futures transactions may increase portfolio turnover rates, which would result in greater commission expenses and transaction costs.

Foreign Currency Transactions. To the extent a Fund may invest in non-U.S. dollar denominated securities, it may enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts ("forward contracts"). EVERGREEN SMALL CAP EQUITY INCOME FUND and KEYSTONE FUND FOR TOTAL RETURN may also enter into forward foreign currency exchange contracts to protect the Fund's assets denominated in a foreign currency against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of the Fund's assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. The use of forward contracts for hedging purposes may limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund. A forward contract is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties. Generally, no commission charges or deposits are involved. At the time a Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated and are maintained until the contract has been settled. The Funds will not enter into a forward contract with a term of more than one year. In addition to forward contracts entered into for hedging purposes, EVERGREEN SMALL CAP EQUITY INCOME FUND and KEYSTONE FUND FOR TOTAL RETURN will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between trade date and settlement date will vary between 24 hours and 60 days, depending upon local custom.

Options on Foreign Currencies. EVERGREEN SMALL CAP EQUITY INCOME FUND and KEYSTONE FUND FOR TOTAL RETURN may also purchase foreign currency put options. A put option gives the holder, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to ensure against adverse currency price movements in the underlying portfolio assets denominated in that currency. Exchange listed options on seven major currencies are traded in the U.S. In addition, several major U.S. investment firms make markets in unlisted options on foreign currencies. Such unlisted options may be available with respect to a wide range of foreign currencies than listed options and may have more flexible terms. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risks associated with the individual issuer. No more than 5% of a Fund's net assets may be represented by premiums paid by the Fund with respect to options on foreign currencies outstanding at any one time. Furthermore, the market value of unlisted options on foreign currencies will be included with other illiquid assets held by the Fund for purposes of the 15% limit on such assets. The Funds may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. A call option written by a Fund gives the purchaser, upon payment of a premium, the right to purchase from the Fund a currency at the exercise price until the expiration of the option. Writing call options in this manner is designed to reduce the cost of downside currency protection but has the effect of limiting currency appreciation potential.

SPECIAL RISK CONSIDERATIONS

Fixed Income Investments. Investments by the Funds in fixed income securities are subject to a number of risks. For example, changes in economic conditions could result in the weakening of the capacity of the issuers of such securities to make principal and interest payments, particularly in the case of issuers of non-investment grade fixed income securities. In addition, the market value of fixed-income securities in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In the event there is a downgrading in the rating of a fixed income security held in a Fund's portfolio, the Fund may continue to hold the security if such action is deemed to be in the best interests of the Fund and its shareholders.

Investment in Small Companies. EVERGREEN GROWTH AND INCOME FUND and EVERGREEN VALUE FUND may invest from time to time, and EVERGREEN SMALL CAP EQUITY INCOME FUND will invest in securities of little-known, relatively small and special situation companies. Investments in such companies may tend to be speculative and volatile. A lack of management depth in such companies could increase the risks associated with the loss of key personnel. Also, the material and financial resources of such companies may be limited, with the consequence that funds or external financing necessary for growth may be unavailable. Such companies may also be involved in the development or marketing of new products or services for which there are no established markets. If projected markets do not materialize or only regional markets develop, such companies may be adversely affected or be subject to the consequences of local events. Moreover, such companies may be insignificant factors in their industries and may become subject to intense competition from larger companies. Securities of small and special situation companies in which the Funds invest will frequently be traded only in the over-the-counter market or on regional stock exchanges and will often be closely held. Securities of this type may have limited liquidity and be subject to wide price fluctuations. As a result of the risk factors described above, the net asset value of each Fund's shares can be expected to vary significantly.

Investment in Foreign Securities. EVERGREEN INCOME AND GROWTH FUND, EVERGREEN UTILITY FUND, EVERGREEN VALUE FUND and KEYSTONE FUND FOR TOTAL RETURN may invest in foreign securities. Investments in foreign securities require consideration of certain factors not normally associated with investments in securities of U.S. issuers. For example, a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Accordingly, a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of the assets of the Fund denominated or traded in that currency. If the value of a particular foreign currency falls relative to the U.S. dollar, the U.S. dollar value of the assets of a Fund denominated in such currency will also fall. The performance of a Fund will be measured in U.S. dollars.

       Securities markets of foreign countries generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid. Lack of liquidity may affect a Fund's ability to purchase or sell large blocks of securities and thus obtain the best price. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. In addition, a Fund may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Other considerations include political and social instability, expropriation, the lack of available information, higher transaction costs (including brokerage charges), increased custodian charges associated with holding foreign securities and different securities settlement practices. Settlement periods for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity. These different settlement practices may cause missed purchasing opportunities and/or the loss of interest on money market and debt investments pending further equity or long-term debt investments. In addition, foreign securities held by a Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and, accordingly, a Fund's net asset value may be significantly affected on days when shareholders do not have access to the Fund.

       Additionally, accounting procedures and government supervision may be less stringent than those applicable to U.S. companies. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Foreign securities may be subject to foreign taxes, which may reduce yield, and may be less marketable than comparable U.S. securities. All these factors are considered by each Fund's investment adviser before making any of these types of investments.

       ADRs and EDRs and other securities convertible into securities of foreign issuers may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally ADRs, in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

Investments Related to Real Estate. EVERGREEN INCOME AND GROWTH FUND may invest up to 15% of its net assets and EVERGREEN SMALL CAP EQUITY INCOME FUND may invest without limit in investments related to real estate, including real estate investment trust ("REITS"). Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the Investment Company Act of 1940, as amended (the"1940 Act"). In the event an issuer of debt securities collateralized by real estate defaulted, it is conceivable that a Fund could end up holding the underlying real estate.

Lower-Rated Securities. EVERGREEN GROWTH AND INCOME FUND and KEYSTONE FUND FOR TOTAL RETURN may invest a portion of their assets in securities rated below Baa by Moody's or BBB by S&P (commonly known as "junk bonds"). Lower-rated and comparable unrated securities (collectively referred to in this discussion as "lower-rated securities") will likely have some quality and protective characteristics that, in the judgment of the rating organization, are out-weighed by large uncertainties or major risk exposures to adverse conditions; and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

       While the market values of lower-rated securities tend to react less to fluctuations in interest rate levels than the market values of higher rated securities, the market values of certain lower-rated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated securities generally present a higher degree of credit risk. Issuers of lower- rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower-rated securities may diminish a Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value. For additional information about the possible risks of investing in junk bonds, see "Investment Objectives and Policies -- Junk Bonds" in the Statement of Additional Information.

Investments in the Utility Industry. In view of the EVERGREEN UTILITY FUND'S investment concentration, investors should be aware of certain risks associated with the utility industry in general. These include difficulties in earning adequate returns on investments despite frequent rate increases, restrictions on operations and increased costs and delays due to governmental regulations, building or construction delays, environmental regulations, difficulty of the capital markets in absorbing utility debt and equity securities, and difficulties in obtaining fuel at reasonable prices.

Other Investment Restrictions. Each Fund has adopted additional investment restrictions that are set forth in the Statement of Additional Information. Unless otherwise noted, the restrictions and policies set forth above are not fundamental and may be changed without shareholder approval. Shareholders will be notified of any changes in policies that are not fundamental.

                            MANAGEMENT OF THE FUNDS

INVESTMENT ADVISERS

       The management of each Fund is supervised by the Trustees of the Trust under which the Fund has been established ("Trustees"). Evergreen Asset has been retained by EVERGREEN INCOME AND GROWTH FUND, EVERGREEN GROWTH AND INCOME FUND and EVERGREEN SMALL CAP EQUITY INCOME FUND as investment adviser. Evergreen Asset succeeded on June 30, 1994 to the advisory business of a corporation with the same name, but under different ownership, which was organized in 1971. Evergreen Asset, with its predecessors, has served as investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). The address of Evergreen Asset is 2500 Westchester Avenue, Purchase, New York 10577. FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the United States. Stephen A. Lieber and Nola Maddox Falcone serve as the chief investment officers of Evergreen Asset and, along with Theodore J. Israel, Jr., were the owners of Evergreen Asset's predecessor and the former general partners of Lieber & Company which, as described below, provides certain subadvisory services to Evergreen Asset in connection with its duties as investment adviser to the Funds. The Capital Management Group of FUNB ("CMG") serves as investment adviser to EVERGREEN UTILITY FUND and EVERGREEN VALUE FUND.

       Keystone Investment Management Company ("Keystone") has been retained by KEYSTONE FUND FOR TOTAL RETURN to serve as investment adviser. Keystone succeeded on December 11, 1996 to the advisory business of a corporation with the same name, but under different ownership, which provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone is a wholly-owned subsidiary of FUNB.

       First Union is headquartered in Charlotte, North Carolina, and had $132 billion in consolidated assets as of February 29, 1997. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. CMG manages or otherwise oversees the investment of over $45 billion in assets belonging to a wide range of clients, including all the series of Evergreen Investment Trust (formerly known as First Union Funds) the two series of The Evergreen Lexicon Fund (formerly The FFB Lexicon Fund) and the two series of Evergreen Tax Free Trust (formerly the FFB Funds Trust). First Union Brokerage Services, Inc., a wholly-owned subsidiary of FUNB, is a registered broker-dealer that is principally engaged in providing retail brokerage services consistent with its federal banking authorizations. First Union Capital Markets Corp., a wholly-owned subsidiary of First Union, is a registered broker-dealer principally engaged in providing, consistent with its federal banking authorizations, private placement, securities dealing, and underwriting services.

       As investment adviser to EVERGREEN INCOME AND GROWTH FUND, EVERGREEN GROWTH AND INCOME FUND and EVERGREEN SMALL CAP EQUITY INCOME FUND, Evergreen Asset manages each Fund's investments, provides various administrative services and supervises each Fund's daily business affairs, subject to the authority of the Trustees. Evergreen Asset is entitled to receive from each of EVERGREEN INCOME AND GROWTH FUND, EVERGREEN GROWTH AND INCOME FUND and EVERGREEN SMALL CAP EQUITY INCOME FUND a fee equal to 1% of average daily net assets on an annual basis on the first $750 million in assets, .9 of 1% of average daily net assets on an annual basis on the next $250 million in assets, and .8 of 1% of average daily net assets on an annual basis on assets over $1 billion. The fees paid by EVERGREEN INCOME AND GROWTH FUND, EVERGREEN GROWTH AND INCOME FUND and EVERGREEN SMALL CAP EQUITY INCOME FUND are higher than the rate paid by most other investment companies.

       CMG manages investments and supervises the daily business affairs of EVERGREEN UTILITY FUND and EVERGREEN VALUE FUND and, as compensation therefor, is entitled to receive an annual fee equal to .50 of 1% of average daily net assets of each Fund.

       Keystone acts as investment adviser to KEYSTONE FUND FOR TOTAL RETURN and manages the Fund's investments, provides various administrative services and supervises the Fund's daily business affairs, subject to the authority of the Trustees. As payment for its services, Keystone is entitled to receive from the KEYSTONE FUND FOR TOTAL RETURN a fee, calculated on an annual basis, equal to 1.5% of Gross Dividend and Interest Income of the Fund plus 0.60% of the first $100,000,000 of the aggregate net asset value of the shares of the Fund, plus 0.55% of the next $100,000,000, plus 0.50% of the next $100,000,000, plus 0.45%
of the next $100,000,000, plus 0.40% of the next $100,000,000, plus 0.35% of the next $500,000,000, plus 0.30% of amounts over $1,000,000,000, computed as of the close of business each business day and paid daily.

       The total annualized operating expenses of each Fund for the fiscal year ended December 31, 1996 (January 31, 1997 and November 30, 1996 in the case of EVERGREEN INCOME AND GROWTH FUND and KEYSTONE FUND FOR TOTAL RETURN, respectively) expressed as a percentage of average net assets on an annual basis are set forth in the section entitled "Financial Highlights". Such expenses reflect all voluntary expense reimbursements which may be revised or terminated at any time.

PORTFOLIO MANAGERS

       The portfolio manager for EVERGREEN INCOME AND GROWTH FUND is Nola Maddox Falcone, C.F.A., who is President and Co-Chief Executive Officer of Evergreen Asset. Ms. Falcone has served as the principal manager of each Fund since 1985 and 1993, respectively. The portfolio manager for EVERGREEN FOUNDATION FUND is Stephen A. Lieber, who is Chairman and Co-Chief Executive Officer of Evergreen Asset. Mr. Lieber has served as such Fund's principal manager since its inception. The portfolio manager for EVERGREEN GROWTH AND INCOME FUND is Edmund
H. Nicklin, Jr. C.F.A. Mr. Nicklin has served as the Fund's principal manager since its inception. Mrs. Falcone and Mr. Nicklin have been associated with Evergreen Asset and its predecessor since 1974 and 1982, respectively.

       The portfolio manager for EVERGREEN UTILITY FUND since its inception in 1991 is H. Bradley Donovan, who is an Assistant Vice President of FUNB. Mr. Donovan joined FUNB in 1981 and has been with First Union since 1992. Prior to that Mr. Donovan had served as a portfolio manager and equity analyst at the Bank of Boston. EVERGREEN VALUE FUND is currently being managed by experienced members of the CMG staff. CMG has been managing trust assets for over fifty years.

       Walter McCormick has been the Portfolio Manager of KEYSTONE FUND FOR TOTAL RETURN since 1987. Mr. McCormick is also a Senior Vice President and Senior Portfolio Manager of Keystone and has more than 25 years' investment experience.

SUB-ADVISER

       Evergreen Asset has entered into sub-advisory agreements with Lieber & Company which provide that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will be generally available for consultation on the portfolios of EVERGREEN INCOME AND GROWTH FUND, EVERGREEN GROWTH AND INCOME FUND and EVERGREEN SMALL CAP EQUITY INCOME FUND. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to EVERGREEN INCOME AND GROWTH FUND, EVERGREEN GROWTH AND INCOME FUND and EVERGREEN SMALL CAP EQUITY INCOME FUND for the services provided by Lieber & Company. The address of Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is an indirect, wholly-owned, subsidiary of First Union.

ADMINISTRATOR

       Evergreen Utility Fund and Evergreen Value Fund. EKIS serves as administrator to EVERGREEN UTILITY FUND and EVERGREEN VALUE FUND. As administrator, and subject to the supervision and control of the Trustees/Directors of the Funds, EKIS provides the Funds with facilities, equipment and personnel. For its services as administrator, EKIS is entitled to receive a fee based on the aggregate average daily net assets of the Funds at a rate based on the total assets of all mutual funds advised by CMG, EAMC or Keystone. The administration fee is calculated in accordance with the following schedule.

                     Aggregate Average Daily Net Assets of Mutual Funds for
                        Which Any Affiliate of FUNB Serves as Investment
Administrative Fee                           Adviser
0.060%                                       on the first $7 billion
0.0425%                                       on the next $3 billion
0.035%                                        on the next $5 billion
0.025%                                       on the next $10 billion
0.019%                                        on the next $5 billion
0.014%                            on assets in excess of $30 billion

       Evergreen Growth and Income Fund, Evergreen Income and Growth Fund, Evergreen Small Cap Equity Income Fund and Keystone Fund for Total Return. EKIS also provides facilities equipment and personnel to EVERGREEN GROWTH AND INCOME FUND, EVERGREEN INCOME AND GROWTH FUND, EVERGREEN SMALL CAP EQUITY INCOME FUND and KEYSTONE FUND FOR TOTAL RETURN on behalf of each Fund's investment adviser. KEYSTONE FUND FOR TOTAL RETURN may reimburse EKIS for its costs in providing such services.

SUB-ADMINISTRATOR

       BISYS Fund Services ("BISYS"), an affiliate of Evergreen Keystone Distributor, Inc. ("EKD"), distributor for the Evergreen Keystone group of mutual funds, serves as sub-administrator to the Funds for its services, BISYS is entitled to receive a fee from EKIS calculated on the aggregate average daily net assets of the Funds at a rate based on the total assets of all mutual funds administered by EKIS for which FUNB affiliates also serve as investment adviser. The sub-administrator fee is calculated in accordance with the following schedule:

                         Aggregate Average Daily Net Assets of Mutual Funds
                          Administered by Bisys for which any affiliate of
Sub-Administrative Fee           FUNB serves as Investment Adviser
0.0100%                                        on the first $7 billion
0.0075%                                         on the next $3 billion
0.0050%                                        on the next $15 billion
0.0040%                             on assets in excess of $25 billion

       The total assets of the mutual funds for which FUNB affiliates also serve as investment advisers were approximately $29.2 billion as of February 28, 1997.

DISTRIBUTION PLANS AND AGREEMENTS

       Distribution Plans. Each Fund's Class A, Class B and Class C shares pays for the expenses associated with the distribution of its shares according to a distribution plan that it has adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan" or collectively the "Plans"). Under the Plans, each Fund may incur distribution-related and shareholder servicing-related expenses at the following rates:

                             Maximum Annual Rate as a % of
                            Fund's Average Daily Net Assets
Class of Shares                Attributable to the Class
Class A                       0.75%, currently limited to 0.25%
Class B                                                   1.00%
Class C                                                   1.00%

       Of the amount that each Class may pay under its respective distribution plan, up to 0.25% may constitute a service fee to be used to compensate organizations, which may include each Fund's investment adviser or their affiliates, for personal services rendered to shareholders and/or the maintenance of shareholder accounts. The Funds may not pay any distribution or services fees during any fiscal period in excess of the amounts set forth above.

       Distribution Agreements. Each Fund has also entered into a distribution agreement (each a "Distribution Agreement" or collectively the "Distribution Agreements") with EKD. Pursuant to the Distribution Agreements, each Fund will compensate EKD for its services as distributor at the following rates:

                          Maximum Annual Rate as a % of
                            Fund's Average Daily Net
                                     Assets
Class of Shares             Attributable to the Class
Class A                                0.25%
Class B                                1.00%
Class C                                1.00%

       The Distribution Agreements provide that EKD will use the distribution fee received from a Fund for payments (i) to compensate broker-dealers or other persons for distributing shares of the Fund, including interest and principal payments made in respect of amounts paid to broker-dealers or other persons that have been financed (EKD may assign its rights to receive compensation under the Plans to secure such financings), (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. FUNB or its affiliates may finance the payments made by EKD to compensate broker-dealers or other persons for distributing shares of the Fund.

       In the case of KEYSTONE FUND FOR TOTAL RETURN THE COMPENSATION PAID TO EKD UNDER ITS DISTRIBUTION AGREEMENT IS ONLY WITH RESPECT TO SHARES OF THE FUND SOLD ON OR AFTER DECEMBER 1, 1996. IN CONSIDERATION OF THE SERVICES RENDERED BY THE DISTRIBUTOR OF THE CLASS B AND CLASS C SHARES OF KEYSTONE FUND FOR TOTAL RETURN sold prior to December 1, 1996, namely EKIS, the Fund's board has determined to continue the payments called for under the distribution agreements in effect between the Fund and EKIS with respect to the assets of the Fund represented by such shares. It is anticipated that in the case of the Class B shares payments will be made to EKIS until the shares convert to Class A shares or are redeemed (see "Class B Shares -- Deferred Sales Charge Alternative", below), and in the case of Class C shares payments will be made for a period of months, or until they are redeemed.

       Since EKD's compensation under the Distribution Agreements is not directly tied to the expenses incurred by EKD, the amount of compensation received by it under the Distribution Agreements during any year may be more or less than its actual expenses and may result in a profit to EKD. Distribution expenses incurred by EKD in one fiscal year that exceed the level of compensation paid to EKD for that year may be paid from distribution fees received from a Fund in subsequent fiscal years.


       The Plans are in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to an annual rate of 0.75% and 0.25%, respectively, of the average aggregate annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest on the unpaid amount at the prime rate plus 1% per annum.

                       PURCHASE AND REDEMPTION OF SHARES



HOW TO BUY SHARES



       Class Y shares are offered at net asset value without a front-end sales charge or a contingent deferred sales load. Class Y shares are only offered to
(1) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by EAMC, (2) certain institutional investors and (3) investment advisory clients of CMG, EAMC or their affiliates.



       Eligible investors may purchase Class Y shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through EKD. In addition, you may purchase Class Y shares of any of the Funds by mailing to that Fund, c/o Evergreen Keystone Service Company ("EKSC"), P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed account application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed account application. The minimum initial investment is $1,000, which may be waived in certain situations. Subsequent investments in any amount may be made by check, by wiring Federal funds, by direct deposit or by an electronic funds transfer.



       There is no minimum amount for subsequent investments. Investments of $25 or more are allowed under the Systematic Investment Plan. Share certificates are not issued. See the Share Purchase Application and SAI for more information. Only Class Y shares are offered through this Prospectus (see "General Information" -- "Other Classes of Shares").



How the Funds Value Their Shares. The net asset value of each Class of shares of a Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that Class by the number of outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees or Directors believe would accurately reflect fair value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading markets.



Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or the Fund's investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from an investor's account to reimburse the Fund or its investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen Keystone mutual funds. The Funds will not accept third party checks other than those payable directly to a shareholder whose account has been in existence at least thirty days.



HOW TO REDEEM SHARES



       You may "redeem" (i.e., sell) your Class Y shares in a Fund to the Fund for cash, (at their net redemption value) on any day the Exchange is open, either directly by writing to the Fund, c/o EKSC, or through your financial intermediary. The amount you will receive is the net asset value adjusted for fractions of a cent next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to 15 days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.



Redeeming Shares Through Your Financial Intermediary. A Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (Eastern time).

Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to the Fund, c/o EKSC; the registrar, transfer agent and dividend-disbursing agent for each Fund. Stock power forms are available from your financial intermediary, EKSC, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. The Fund and EKSC reserve the right to withdraw this waiver at any time. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable under the Securities Exchange Act of 1934 and EKSC's policies.



       Shareholders may withdraw amounts of $1,000 or more (up to $50,000) from their accounts by calling the telephone number on the front page of this Prospectus between the hours of 8:00 a.m. and 5:30 p.m.(Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or EKSC's offices are closed). The Exchange is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Redemption requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein. The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must complete the appropriate sections on the Share Purchase Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in a Fund at a designated commercial bank.



       In order to insure that instructions received by EKSC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days. The Fund reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this Prospectus, except redemption by mail, and to impose fees.



       Except as otherwise noted, neither the Funds, EKSC, nor EKD assumes responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Evergreen Keystone Express Line, or by telephone. EKSC will employ reasonable procedures to confirm that instructions received over Evergreen Keystone Express Line or by telephone are genuine. Neither the Funds, EKSC, nor the EKD will be liable when following instructions received over Evergreen Keystone Express Line or by telephone that EKSC reasonably believes are genuine.



Evergreen Keystone Express Line. Evergreen Keystone Express Line offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access Evergreen Keystone Express Line by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.



General. The sale of shares is a taxable transaction for Federal income tax purposes. The Funds may temporarily suspend the right to redeem their shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Funds cannot dispose of their investments or fairly determine their value; or (4) the Securities and Exchange Commission so orders. The Funds reserve the right to close an account that through redemption has fallen below $1,000 and has remained so for thirty days. Shareholders will receive sixty days' written notice to increase the account value to at least $1,000 before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets during any ninety day period for any one shareholder. See the SAI for further details.

EXCHANGE PRIVILEGE



How to Exchange Shares. You may exchange some or all of your Class Y shares for shares of the same Class in the other Evergreen Keystone mutual funds through your financial intermediary, by calling or writing to EKSC or by using Evergreen Keystone Express Line as described below. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. An exchange that represents an initial investment in another Evergreen Keystone mutual fund is subject to the minimum investment and suitability requirements of each Fund.



       Each of the Evergreen Keystone mutual funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange order must comply with the requirement for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by the Fund upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.



Exchanges Through Your Financial Intermediary. A Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.



Exchanges by Telephone and Mail. Exchange requests received by the Fund after 4:00 p.m. (Eastern time) will be processed using the net asset value determined at the close of the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach EKSC by telephone. If you wish to use the telephone exchange service you should indicate this on the Share Purchase Application. As noted above, each Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or EKSC if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares"; however, no signature guarantee is required.



SHAREHOLDER SERVICES



       The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, EKSC or the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Share Purchase Application.



Systematic Investment Plan. You may make monthly or quarterly investments into an existing account automatically in amounts of not less than $25 per month or $75 per quarter. You may open a Systematic Investment Plan in the EVERGREEN FUND and EVERGREEN AGGRESSIVE GROWTH FUND for a minimum of only $50 per month with no initial investment required.



Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 4:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received. Shares purchased under the Systematic Investment Plan or Telephone Investment Plan may not be redeemed for ten days from the date of investment.



Systematic Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Systematic Withdrawal Plan by filling out the appropriate part of the Share Purchase Application. Under this plan, you may receive (or designate a third party to receive) a monthly or quarterly fixed-withdrawal payment in a stated amount of at least $75 and may be as much as 1.0% per month or 3.0% per quarter of the total net asset value of the Fund shares in your account when the Plan was opened. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically.



Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested.



Dollar Cost Averaging. Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Evergreen Keystone mutual fund. This results in more shares being purchased when the selected Fund's net asset value is relatively low and fewer shares being purchased when the Fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.



       Prior to participating in dollar cost averaging, you must establish an account in an Evergreen Keystone mutual fund. You should designate on the application (1) the dollar amount of each monthly or quarterly investment you wish to make and (2) the Fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.



Two Dimensional Investing. You may elect to have income and capital gains distributions from any Class Y Evergreen Keystone mutual fund shares you own automatically invested to purchase the same class of shares of any other Evergreen Keystone mutual fund. You may select this service on your application and indicate the Evergreen Keystone mutual fund(s) into which distributions are to be invested.



Tax Sheltered Retirement Plans. The Fund has various retirement plans available to you, including Individual Retirement Accounts (IRAs); Rollover IRAs; Simplified Employee Pension Plans (SEPs); Salary Reduction Plans (SARSEPs); Tax Sheltered Annuity Plans; 403(b)(7) Plans; 401(k) Plans; Keogh Plans; Corporate Profit-Sharing Plans; and Money Purchase Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to EKSC.


EFFECT OF BANKING LAWS

       The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Evergreen Asset and Keystone, since they are subsidiaries of FUNB, and CMG are subject to and in compliance with the aforementioned laws and regulations.

       Changes to applicable laws and regulations or future judicial or administrative decisions could result in CMG or Evergreen Asset and Keystone being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a Fund by its customers. If CMG or Evergreen Asset and Keystone were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.

                               OTHER INFORMATION

DIVIDENDS, DISTRIBUTIONS AND TAXES

       It is the policy of each Fund to distribute to shareholders its investment company taxable income, if any, quarterly and any net realized capital gains annually or more frequently as required as a condition of continued qualification as a regulated investment company by the Code. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in December of the previous year. Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution at the net asset value per share at the close of business on the record date, unless the shareholder has made a written request for payment in cash.

       Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code. While so qualified, it is expected that each Fund will not be required to pay any Federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements. Most shareholders of the Funds normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from a Fund whether such dividends and distributions are made in cash or in additional shares. Questions on how any distributions will be taxed to the investor should be directed to the investor's own tax adviser.

       Under current law, the highest Federal income tax rate applicable to net long-term capital gains realized by individuals is 28%. The rate applicable to corporations is 35%. Certain income from a Fund may qualify for a corporate dividends-received deduction of 70%. Following the end of each calendar year, every shareholder of the Fund will be sent applicable tax information and information regarding the dividends and capital gain distributions made during the calendar year.

       A Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund who are subject to United States Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by a Fund. See the Statement of Additional Information for additional details. A Fund's transactions in options, futures and forward contracts may be subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

       Each Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on the Share Purchase Application, or on a separate form supplied by State Street, that your social security or taxpayer identification number is correct and that you are not currently subject to backup withholding or are exempt from backup withholding. A shareholder who acquires Class A shares of a Fund and sells or otherwise disposes of such shares within ninety days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

       The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the discussion of " Additional Tax Information" contained in the Statement of Additional Information. In addition, you should consult your own tax adviser as to the tax consequences of investments in the Funds, including the application of state and local taxes which may be different from Federal income tax consequences described above.

GENERAL INFORMATION

Portfolio Transactions. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

Organization. The EVERGREEN INCOME AND GROWTH FUND is a Massachusetts business trust organized in 1986, and was originally organized as Maryland corporation in 1978. EVERGREEN GROWTH AND INCOME FUND is a Massachusetts business trust organized in 1986. The EVERGREEN SMALL CAP EQUITY INCOME FUND is a separate series of The Evergreen American Retirement Trust, a Massachusetts business trust organized in 1987. EVERGREEN UTILITY FUND is a separate investment series of Evergreen Investment Trust (formerly First Union Funds), a Massachusetts business trust organized in 1984. KEYSTONE FUND FOR TOTAL RETURN is a
Massachusetts business trust organized in            , 1986.

The Funds do not intend to hold annual shareholder meetings; shareholder meetings will be held only when required by applicable law. Shareholders have available certain procedures for the removal of Trustees. A shareholder in each Class of a Fund will be entitled to his or her share of all dividends and distributions from a Fund's assets, based upon the relative value of such shares to those of other Classes of the Fund and, upon redeeming shares, will receive the then current net asset value of the Class of shares of the Fund represented by the redeemed shares less any applicable CDSC. Each Trust named above is empowered to establish, without shareholder approval, additional investment series, which may have different investment objectives, and additional Classes of shares for any existing or future series. If an additional series or Class were established in a Fund, each share of the series or Class would normally be entitled to one vote for all purposes. Generally, shares of each series and Class would vote together as a single Class on matters, such as the election of Trustees, that affect each series and Class in substantially the same manner. Class A, Class B, Class C and Class Y shares have identical voting, dividend, liquidation and other rights, except that each Class bears, to the extent applicable, its own distribution, shareholder service and transfer agency expenses as well as any other expenses applicable only to a specific Class. Each Class of shares votes separately with respect to Rule 12b-1 distribution plans and other matters for which separate class voting is appropriate under applicable law. Shares are entitled to dividends as determined by the Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.

Custodian, Registrar, Transfer Agent and Dividend-Disbursing Agent. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as each Fund's custodian and , in the case of all Funds except KEYSTONE FUND FOR TOTAL RETURN, registrar, transfer agent and dividend-disbursing agent. State Street is compensated for its services as transfer agent by a fee based upon the number of shareholder accounts maintained for the Funds. Evergreen Keystone Service Company, located at 200 Berkeley Street, Boston, Massachusetts 02116, is a wholly-owned subsidiary of Keystone and serves as the transfer agent and dividend disbursing agent for KEYSTONE FUND FOR TOTAL RETURN.

Principal Underwriter. EKD, an affiliate of BISYS Fund Services, located at 120 Clove Road, Little Falls, New Jersey 07424, is the principal underwriter of the Funds. BISYS Fund Services also provides certain sub-administrative services to Evergreen Asset and Keystone in connection with its role as investment adviser to the Funds, including providing personnel to serve as officers of the Funds.

Other Classes of Shares. Each Fund, currently offers four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class Y shares are not offered by this Prospectus and are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and
(iii) investment advisory clients of CMG, Evergreen Asset, Keystone or their affiliates. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and shareholder servicing related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares.

Performance Information. From time to time, the Funds may quote their "total return" or "yield" for a specified period in advertisements, reports or other communications to shareholders. Total return and yield are computed separately for Class A, Class B and Class C shares. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission ("SEC"), the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of a Fund's shares are assumed to have been paid. Yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. The Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to your account or the net investment income reported in the Fund's financial statements. To calculate yield, the Fund takes the interest and dividend income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.

       Performance data for each Class of shares will be included in any advertisement or sales literature using performance data of a Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices. A Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be indicative of future results.

       In marketing a Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen Keystone mutual funds, products, and services, which may include: retirement investing; brokerage products, and services, the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. The materials may also reprint, and use as advertising and sales literature, articles from EVERGREEN EVENTS, a quarterly magazine provided free of charge to Evergreen Keystone mutual fund shareholders.

Liability Under Massachusetts Law. Under Massachusetts law, Trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Declarations of Trust under which the Funds operate provide that no Trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust shall contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust.

Additional Information. This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Securities Act of 1933. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

  INVESTMENT ADVISERS
  Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577
      EVERGREEN GROWTH AND INCOME FUND, EVERGREEN SMALL CAP EQUITY INCOME FUND, EVERGREEN INCOME AND GROWTH FUND

  Capital Management Group of First Union National Bank of North Carolina, 210 South College Street, Charlotte, North Carolina, 28228
      EVERGREEN UTILITY FUND, EVERGREEN VALUE FUND

  Keystone Investment Management Company, 200 Berkeley Street, Boston Massachusetts 02116-5034
      KEYSTONE FUND FOR TOTAL RETURN

  CUSTODIAN
  State Street Bank and Trust Company, Box 9021, Boston, Massachusetts
  02205-9827

  TRANSFER AGENT
  State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827
      FOR THE EVERGREEN FUNDS

  Evergreen Keystone Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121
      FOR THE KEYSTONE FUND

  LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036

  INDEPENDENT ACCOUNTANTS
  KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110
  EVERGREEN UTILITY FUND, EVERGREEN GROWTH AND INCOME FUND, EVERGREEN VALUE FUND, EVERGREEN SMALL CAP EQUITY INCOME FUND, KEYSTONE FUND FOR TOTAL RETURN

  Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036 EVERGREEN INCOME AND GROWTH FUND

  DISTRIBUTOR

  Evergreen Keystone Distributor, Inc., 120 Clove Road, Little Falls, New Jersey 07424

  42430                                                              536115REV01

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                       STATEMENT OF ADDITIONAL INFORMATION

                                  April 1, 1997

           THE EVERGREEN KEYSTONE GROWTH AND INCOME AND BALANCED FUNDS


                               The Evergreen Funds
             2500 Westchester Avenue, Purchase, New York 10577-2555
                                 1-800-807-2940

                               The Keystone Funds
              200 Berkeley Street, Boston, Massachusetts 02116-5034
                                 1-800-343-2898



Growth and Income Funds

Evergreen Growth and Income Fund ("Growth and Income")
Evergreen Income and Growth Fund (formerly Evergreen Total Return Fund)
    ("Income and Growth")
Evergreen Small Cap Equity Income Fund ("Small Cap")
Evergreen Utility Fund ("Utility")
Evergreen Value Fund ("Value")
Keystone Fund for Total Return ("Total Return")

Balanced Funds

Evergreen Foundation Fund ("Foundation")
Evergreen Tax Strategic Foundation Fund ("Tax Strategic")
Evergreen American Retirement Fund ("American Retirement")
Evergreen Balanced Fund ("Balanced")


This Statement of Additional Information pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Prospectus dated April 1, 1997, for the Fund in which you are making or contemplating an investment. The Evergreen Keystone Growth and Income and Balanced Funds are offered through four separate prospectuses: one offering Class A, Class B and Class C shares and a separate prospectus offering Class Y shares of Growth and Income, Income and Growth, Small Cap, Utilty, Value and Total Return; and one offering Class A, Class B and Class C shares and a separate prospectus offering Class Y shares of Foundation, Tax Strategic, American Retirement and Balanced.

                                 TABLE OF CONTENTS


Investment Objectives and Policies.................................2
Investment Restrictions............................................7
Non-Fundamental Operating Policies................................15
Certain Risk Considerations.......................................16
Management........................................................17
Investment Advisers...............................................29
Distribution Plans................................................34
Allocation of Brokerage...........................................38
Additional Tax Information........................................41
Net Asset Value...................................................43
Purchase of Shares................................................45
Performance Information...........................................59
Financial Statements..............................................64
Appendix A - Description of Bond, Municipal Note
 and Commercial Paper Ratings.....................................64



                       INVESTMENT OBJECTIVES AND POLICIES
           (See also "Description of the Funds - Investment Objectives and Policies" in each Fund's Prospectus)

       The investment objective of each Fund and a description of the securities in which each Fund may invest is set forth under "Description of the Funds "Investment Objectives and Policies" in the relevant Prospectus. The investment objectives are fundamental and cannot be changed without the approval of shareholders. The following expands upon the discussion in the Prospectus regarding certain investments of each Fund.

U.S. Government Securities (All Funds)

       The types of U.S. government securities in which the Funds may invest generally include direct obligations of the U.S. Treasury such as U. S. Treasury bills, notes and bonds and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

    (i)    the full faith and credit of the U.S. Treasury;

    (ii)   the issuer's right to borrow from the U.S. Treasury;

    (iii) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

    (iv)   the credit of the agency or instrumentality issuing the obligations.

       Examples of agencies and instrumentalities that may not always receive financial support from the U.S. government are:

     (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

     (ii)   Farmers Home Administration;

     (iii)  Federal Home Loan Banks;

       (iv)   Federal Home Loan Mortgage Corporation;

       (v)    Federal National Mortgage Association; and

       (vi)   Student Loan Marketing Association


Restricted and Illiquid Securities (All Funds)

       Each Fund may invest in restricted and illiquid securities. The ability of the Board of Trustees ("Trustees") to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The Funds which invest in Rule 144A securities believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

    (i)    the frequency of trades and quotes for the security;

    (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;

    (iii)  dealer undertakings to make a market in the security; and

    (iv)   the nature of the security and the nature of the marketplace trades.

       Restricted securities would generally be acquired either from institutional investors who originally acquired the securities in private placements or directly from the issuers of the securities in private placements. Restricted securities and securities that are not readily marketable may sell at a discount from the price they would bring if freely marketable.

When-Issued and Delayed Delivery Securities
(Balanced, Tax Strategic, Utility, Value and Total Return)

       Securities puchased on a when-issued or delayed delivery basis are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. Balanced, Utility and Value do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of their assets and Tax Strategic's commitment to purchase when-issued securities will not exceed 25% of the Fund's total assets. Total Return does not intend to invest more than 5% of its net assets in when-issued or delayed delivery transactions.

Lending of Portfolio Securities (All Funds)

       Each Fund may lend its portfolio securities to generate income and to offset expenses. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.


Reverse Repurchase Agreements
(Small Cap, Utility, Value, Tax Strategic, Balanced and Total Return)

       Reverse repurchase agreements are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

       The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

       When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Options and Futures Transactions (All Funds)

       Options which Balanced, Utility and Value trade must be listed on national securities exchanges.

Purchasing Put and Call Options on Financial Futures Contracts

       Balanced, Utility, Value and Total Return may purchase put and call options on financial futures contracts (in the case of Utility and Value limited to options on financial futures contracts for U.S. government securities). Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at an undetermined price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

       A Fund may purchase put and call options on futures to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the put option will increase in value. In such an event, a Fund will normally close out its option by selling an identical put option. If the hedge is successful, the proceeds received by the Fund upon the sale of the put option plus the realized gain offsets the decrease in value of the hedged securities.

       Alternately, a Fund may exercise its put option to close out the position. To do so, it would enter into a futures contract of the type underlying the option. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

Purchasing Options

       Balanced, Utility, Value and Total Return may purchase both put and call options on their portfolio securities. These options will be used as a hedge to attempt to protect securities which a Fund holds or will be purchasing against decreases or increases in value. A Fund may purchase call and put options for the purpose of offsetting previously written call and put options of the same series. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

       Balanced, Utility, Value and Total Return intend to purchase put and call options on currency and other financial futures contracts for hedging purposes. A put option purchased by a Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

       Utility and Value currently do not intend to invest more than 5% of their net assets in options transactions. Total Return will not purchase a put option if as a result of such purchase, more than 10% of its total assets would be invested in premiums for such option.

"Margin" in Futures Transactions

       Unlike the purchase or sale of a security, a Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, a Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

       A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

       Balanced will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

       Income and Growth and Growth and Income may write covered call options to a limited extent on their portfolio securities ("covered options") in an attempt to earn additional income. A Fund will write only covered call option contracts and will receive premium income from the writing of such contracts. Income and Growth and Growth and Income may purchase call options to close out a previously written call option. In order to do so, the Fund will make a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. If an option is exercised, a Fund realizes a long-term or short-term gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

Junk Bonds (Growth and Income and Total Return)

       Consistent with its strategy of investing in "undervalued" securities, Growth and Income may invest in lower medium and low-quality bonds also known as "junk bonds" and may also purchase bonds in default if, in the opinion of the Fund's investment adviser, there is significant potential for capital appreciation. Growth and Income, however, will not invest more than 5% of its total assets in debt securities which are rated below investment grade. These bonds are regarded as speculative with respect to the issuer's continuing ability to meet principal and interest payments. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because such events could lessen the ability of highly leveraged companies to make principal and interest payments on their debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability to dispose of such securities.

Variable and Floating Rate Securities (Foundation)

       Foundation may invest no more than 5% of its total assets, at the time of the investment in question, in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain predetermined dates. Variable and floating rate instruments that are repayable on demand at a future date are deemed to have a maturity equal to the time remaining until the principal will be received on the assumption that the demand feature is exercised on the earliest possible date. For the purposes of evaluating the interest-rate sensitivity of the Fund, variable and floating rate instruments are deemed to have a maturity equal to the period remaining until the next interest-rate readjustment. For the purposes of evaluating the credit risks of variable and floating rate instruments, these instruments are deemed to have a maturity equal to the time remaining until the earliest date the Fund is entitled to demand repayment of principal.

                               INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

       Except as noted, the investment restrictions set forth below are fundamental and may not be changed with respect to each Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Where an asterisk (*) appears after a Fund's name, the relevant policy is non-fundamental with respect to that Fund and may be changed by the Fund's investment adviser without shareholder approval, subject to review and approval by the Trustees. As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

       1.  Concentration of Assets in Any One Issuer

       Neither Growth and Income nor Income and Growth may invest more than 5% of their net assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

       American Retirement may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

       None of Balanced, Foundation, Small Cap, Utility, Value or Total Return may invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of a Fund's total assets may be invested without regard to such 5% limitation.

       Tax Strategic may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation. For this purpose each political subdivision, agency, or instrumentality and each multi-state agency of which a state is a member, and each public authority which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the Fund's portfolio.

       2.  Ten Percent Limitation on Securities of Any One Issuer

       None of American Retirement, Foundation, Small Cap, Growth and Income or Income and Growth may purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

       Neither Value nor Utility may purchase more than 10% of the outstanding voting securities of any one issuer.

       Neither Tax Strategic nor Total Return may not purchase more than 10% of the voting securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

       3.  Investment for Purposes of Control or Management

       None of American Retirement, Foundation, Growth and Income, Small Cap*, Tax Strategic*, Income and Growth, Utility*, Value or Total Return may invest in companies for the purpose of exercising control or management.

       4.  Purchase of Securities on Margin

       None of American Retirement, Balanced, Foundation, Growth and Income, Small Cap*, Tax Strategic*, Income and Growth, Utility, Value or Total Return may purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

       5.  Unseasoned Issuers

       Neither American Retirement nor Foundation may invest in the securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

       None of Income and Growth, Value*, Utility* or Total Return may invest more than 5% of its total assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

       None of Growth and Income, Small Cap* and Tax Strategic* may invest more than 15% of its total assets (10% of total net assets in the case of Growth and Income) in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

       6.  Underwriting

       American Retirement, Foundation, Growth and Income, Small Cap, Tax Strategic, Income and Growth, Balanced, Utility, Value and Total Return will not underwrite any issue of securities except as they may be deemed an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with their investment objectives, policies and limitations.

       7. Interests in Oil, Gas or Other Mineral Exploration or Development Programs.

       None of American Retirement, Foundation, Growth and Income, Small Cap, Tax Strategic or Income and Growth may purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

       Neither Balanced* nor Utility* will purchase interests in oil, gas or other mineral exploration or development programs or leases, although each Fund may purchase the securities of other issuers which invest in or sponsor such programs.

       Value  will  not  purchase   interests  in  oil,  gas  or  other  mineral
exploration or development programs or leases, although it may purchase the publicly traded securities of companies engaged in such activities.

       8.  Concentration in Any One Industry

       Neither Growth and Income nor Income and Growth may concentrate its investments in any one industry, except that each Fund may invest up to 25% of its total net assets in any one industry.

       None of American Retirement, Foundation, Small Cap and Tax Strategic may invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry; provided, that this limitation shall not apply (i) with respect to each Fund, to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or
(ii) with respect to Tax Strategic, to municipal securities. For purposes of this restriction, utility companies, gas, electric, water and telephone companies will be considered separate industries.

       Balanced and Value will not invest 25% or more of the value of their total assets in any one industry except Balanced may invest more than 25% and Value may invest 25% or more of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

       Utility will not invest more than 25% of its total assets (valued at the time of investment) in securities of companies engaged principally in any one industry other than the utilities industry, except that this restriction does not apply to cash or cash items and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

       Total Return will not purchase any security (other than U.S. government securities) of any issuer if as a result more than 25% of its total assets would be invested in a single industry; except that (a) there is no restriction with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) the industry classification of utilities will be determined according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (d) the industry classification of medically related industries will be determined according to their services (for example, management, hospital supply, medical equipment and pharmaceuticals will each be considered a separate industry).

       9.  Warrants

       None of American Retirement, Growth and Income, Income and Growth, Small Cap*, Foundation or Tax Strategic* may invest more than 5% of its net assets in warrants and, of this amount, no more than 2% of each Fund's net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchange.

       Utility* and Value* will not invest more than 5% of their net assets in warrants, including those acquired in units or attached to other securities.

For purposes of this restriction, warrants acquired by the Funds in units or attached to securities may be deemed to be without value.

       10.  Ownership by Trustees/Officers

       None of American Retirement, Balanced*, Foundation, Growth and Income, Small Cap*, Tax Strategic*, Income and Growth, Utility* or Value* may purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

       Portfolio securities of any Fund may not be purchased from or sold or loaned to its Adviser or any affiliate thereof, or any of their directors, officers or employees.

       11.  Short Sales

       Neither American Retirement nor Foundation may make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, each Fund owns the securities sold or securities convertible into or carrying rights to acquire such securities.

       None of Growth and Income, Tax Strategic* and Income and Growth may make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, each Fund owns an equal amount of securities of the same issue or owns securities which, without payment by the Fund of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue.

       Small Cap,* may not make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, each Fund owns an equal amount of securities of the same issue or owns securities which, without payment by the Fund of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue (and provided that transactions in futures contracts and options are not deemed to constitute selling securities short).

       Neither Balanced nor Total Return will make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. With respect to Balanced, the use of short sales will allow the Fund to retain certain bonds in its portfolio longer than it would without such sales. To the extent that the Fund receives the current income produced by such bonds for a longer period than it might otherwise, the Fund's investment objective is furthered.

       Utility and Value will not sell any securities short.

       12.  Lending of Funds and Securities

       Neither Small Cap nor Tax Strategic may lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed or the entering into of repurchase agreements.

       None of American Retirement, Foundation, Growth and Income and Income and Growth may lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed.

       None of Foundation, Small Cap or Tax Strategic, may lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets.

       Neither American Retirement or Growth and Income may lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the loaned securities (100% of the current market value for American Retirement), provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

       Income and Growth may not lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash, letters of credit or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities (100% of the value of the loaned securities for Income and Growth), including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

       Balanced will not lend any of its assets except portfolio securities in accordance with its investment objective, policies and limitations.

       Utility will not lend any of its assets, except portfolio securities up to 15% of the value of its total assets. This does not prevent the Fund from purchasing or holding corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund's investment objectives and policies or the Declaration of Trust governing the Fund.

       Value will not lend any of its assets except that it may purchase or hold corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements or other transactions which are permitted by the Fund's investment objectives and policies or the Declaration of Trust by which the Fund is governed or lend portfolio securities valued at not more than 5% of its total assets to broker-dealers.

     Total Return will not make loans, except that the Fund may purchase or hold debt securities consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers and enter into repurchase agreements.

       13.  Commodities

       Tax Strategic may not purchase, sell or invest in commodities, commodity contracts or financial futures contracts.

       Small Cap may not purchase, sell or invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

       None of American Retirement, Foundation, Growth and Income, Income and Growth may purchase, sell or invest in commodities or commodity contracts.

     None of Balanced, Utility, Value or Total Return will purchase or sell commodities or commodity contracts; however, each Fund may enter into futures contracts on financial instruments or currency and sell or buy options on such contracts.

     Total Return will not purchase or sell real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate.

       14. Real Estate

       Small Cap may not purchase or invest in real estate or interests in real estate (but this shall not prevent the Fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein).

       None of American Retirement, Foundation, Growth and Income, Tax Strategic or Income and Growth may purchase, sell or invest in real estate or interests in real estate, except that (i) each Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts, and (ii) Tax Strategic may purchase, sell or invest in municipal securities or other debt securities secured by real estate or interests therein.

       None of Balanced, Utility or Value will buy or sell real estate although each Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate. Neither Utility nor Value will invest in limited partnership interests in real estate.

       15. Borrowing, Senior Securities, Repurchase Agreements and Reverse Repurchase Agreements

       None of American Retirement, Foundation or Income and Growth may borrow money except from banks as a temporary measure to facilitate redemption requests which might otherwise require the untimely disposition of portfolio investments and for extraordinary or emergency purposes (and, with respect to American
Retirement only, for leverage), provided that the aggregat amount of such borrowings shall not exceed 5% of the value of the Fund's total net assets (5% of total assets for American Retirement and Foundation) at the time of any such borrowing, or mortgage, pledge or hypothecate its assets, except in an amount sufficient to secure any such borrowing. Neither American Retirement nor Foundation may issue senior securities, except as permitted by the Investment Company Act of 1940. Neither Foundation nor American Retirement may enter into repurchase agreements or reverse repurchase agreements.

       Neither Small Cap nor Tax Strategic may borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of each Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of each Fund's total assets at the time of such borrowing, provided that each of Small Cap, Tax Strategic will not purchase any securities at any time when borrowings, including reverse repurchase agreements, exceed 5% of the value of its total assets. Neither Fund will enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

       Growth and Income may not borrow money except from banks as a temporary measure for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings shall not exceed 5% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate its assets, except in an amount not exceeding 15% of its assets taken at cost to secure such borrowing. Growth and Income may not issue senior securities, as defined in the Investment Company Act of 1940, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, (ii) lending its portfolio securities, or
(iii) entering into permitted repurchase transactions.

       Balanced and Utility will not issue senior securities except that each Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed and except to the extent a Fund may enter into futures contracts. The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary or emergency measure to facilitate management of their portfolios by enabling them to, for example, meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Balanced will not purchase any securities while any borrowings are outstanding. Utility will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. Neither Balanced nor Utility will mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, Balanced and Utility may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities are not deemed to be a pledge.

       Value will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets; provided that while borrowings exceed 5% of the Fund's total assets, any such borrowings will be repaid before additional investments are made. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes. The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, the Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities are not deemed to be a pledge.

       Total Return will not borrow money or enter into reverse repurchase agreements, except that the Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks (not including reverse repurchase agreements) exceed 5% of the Fund's net assets, any such borrowings will be repaid before additional investments are made. The Fund will not pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be a pledge of assets. The Fund will not issue senior securities; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be the issuance of a senior security. The Fund will not make loans, except that the Fund may purchase or hold debt securities consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers and enter into repurchase agreements.

       16.  Joint Trading

       None of American Retirement, Foundation, Growth and Income, Small Cap,* Tax Strategic,* or Income and Growth may participate on a joint or joint and several basis in any trading account in any securities. (The "bunching of orders or the purchase or sale of portfolio securities with its investment adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction).

       17.  Options

       Foundation and Tax Strategic* may not write, purchase or sell put or call options, or combinations thereof.

       Neither Growth and Income nor Income and Growth may write, purchase or sell put or call options, or combinations thereof, except that each Fund is authorized to write covered call options on portfolio securities and to purchase call options in closing purchase transactions, provided that (i) such options are listed on a national securities exchange, (ii) the aggregate market value of the underlying securities does not exceed 25% of the Fund's net assets, taken at current market value on the date of any such writing, and (iii) the Fund retains the underlying securities for so long as call options written against them make the shares subject to transfer upon the exercise of any options.

       American Retirement may not write, purchase or sell put or call options, or combinations thereof, except that the Fund is authorized (i) to write call options traded on a national securities exchange against no more than 15% of the value of the equity securities (including securities convertible into equity securities) held in its portfolio, provided that the Fund owns the optioned securities or securities convertible into or carrying rights to acquire the optioned securities and (ii) to purchase call options in closing purchase transactions.

       Utility* will not purchase put options on securities unless the securities are held in the Fund's portfolio and not more than 5% of the Fund's total assets would be invested in premiums on open put options. Utility* will not write call options on securities unless securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

       18.  Investment in Equity Securities

       American Retirement may not invest more than 75% of the value of its total assets in equity securities (including securities convertible into equity securities).

       19.  Investing in Securities of Other Investment Companies

       Balanced*, Utility and Value will purchase securities of investment companies only in open-market transactions involving customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

       Total Return may not purchase securities of other investment companies, except as part of a merger, consolidation, purchase or assets or similar transaction.

       Each  other  Fund  may  purchase  the  securities  of  other   investment
companies, except to the extent such purchases are not permitted by applicable law.

       20.  Restricted Securities

       Balanced and Value will not invest more than 10% of their net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for, in the case of Balanced, certain restricted securities which meet criteria for liquidity established by the Trustees).

       Utility* will not invest more than 10% of the value of its net assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees.


                            NON FUNDAMENTAL OPERATING POLICIES

       Certain Funds have adopted additional non-fundamental operating policies. Operating policies may be changed by the Board of Trustees without a shareholder vote.

       1. Futures and Options Transactions

       Small Cap will not: (i) sell futures contracts, purchase put options or write call options if, as a result, more than 30% of the Fund's total assets would be hedged with futures and options under normal conditions; (ii) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 30% of its total assets; or (iii) purchase call options if, as a result, the current value of option premiums for options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

       2.  Illiquid Securities.

       None of American Retirement, Foundation, Growth and Income, Small Cap, Tax Strategic or Income and Growth may invest more than 15% of its net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements which have a maturity of longer than seven days, but excluding securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended, which the Trustees have determined to be liquid.

       Balanced and Utility will not invest more than 10% (in the case of Balanced) or 15% (in the case of Utility) of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain securities determined by the Trustees not to be liquid and, in the case of Utility, in non-negotiable time deposits.

     Except with respect to borrowing money (and with respect to Total Return, including borrowing money), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

                          CERTAIN RISK CONSIDERATIONS

       There can be no assurance that a Fund will achieve its investment objective and an investment in the Fund involves certain risks which are described under "Description of the Funds - Investment Objectives and Policies" in each Fund's Prospectus.

     In addition, the ability of Tax Strategic to achieve its investment objective is dependent on the continuing ability of the issuers of Municipal Securities in which the Fund invests -- and of banks issuing letters of credit backing such securities -- to meet their obligations with respect to the payment of interest and principal when due. The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Service, a division of McGraw Hill Companies, Inc. and other nationally recognized rating organizations represent their opinions as to the quality of Municipal Securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, Municipal Securities with the same maturity, coupon, and rating may have different yields. There are variations in Municipal Securities, both within a particular classification and between classifications, resulting from numerous factors.

       Unlike other types of investments, Municipal Securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.

       The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations. In addition, there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.



MANAGEMENT

     The Evergreen Keystone Funds consist of seventy-three mutual funds. Each mutual fund is, or is a series of, a registered, open-end management company.

     The Trustees and executive officers of each mutual fund, their age, address and principal occupations during the past five years are set forth below:

TRUSTEES

JAMESS. HOWELL (72), 4124 Crossgate Road, Charlotte, NC Chairman of the Evergreen group of mutual funds, and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

RUSSELL A. SALTON, III, M.D. (49), 205 Regency Executive Park, Charlotte, NC Trustee. Medical Director, U.S. Healthcare of the Charlotte, NC Carolinas since 1996; President, Primary Physician Care from 1990 to 1996.

MICHAEL S. SCOFIELD (53), 212 S. Tryon Street Suite 980, Charlotte, NC Trustee. Attorney, Law Offices of Michael S. Scofield since 1969.

Messrs. Howell, Salton and Scofield are Trustees of all seventy-three investment companies:

GERALD M. MCcDONNELL (57), 821 Regency Drive, Charlotte, NC Trustee. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988.


THOMAS L. McVERRY (58), 4419 Parkview Drive, Charlotte, NC Trustee. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President-Finance and Resources, Rexham Corporation from 1979 to 1990.

WILLIAM WALT PETTIT*(41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NC Trustee. Partner in the law firm Holcomb and Pettit, P.A. since 1990.

Messrs. McDonnell, McVerry and Pettit are Trustees of forty-three of the investment companies (excluded are those established within the Evergreen Variable Trust).

LAURENCE B. ASHKIN (68), 180 East Pearson Street, Chicago, IL Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

FOSTER BAM (70), Greenwich Plaza, Greenwich, CT Trustee. Partner in the law firm of Cummings and Lockwood since 1968.

Messrs. Ashkin and Bam are Trustees of forty-two of the investment companies (excluded are those established within the Evergreen Variable Trust and Evergreen Investment Trust).



    FREDERICK AMLING (69)

    Trustee. Professor, Finance Department, George Washington University; President, Amling & Company (investment advice); Member, Board of Advisers, Credito Emilano (banking); and former Economics and Financial Consultant, Riggs National Bank.

    CHARLES A. AUSTIN III (61)
    Trustee. Investment Counselor to Appleton Partners, Inc.; former Managing Director, Seaward Management Corporation (investment advice); and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

     GEORGE S. BISSELL* (67) Chairman of the Keystone group of mutual Funds, and Trustee. Director of Keystone Investments Inc.; Chairman of the Board and Trustee of Anatolia College; Trustee of University Hospital (and Chairman of its Investment Committee); former Director and Chairman of the Board of Hartwell Keystone; and former Chairman of the Board and Chief Executive Officer of Keystone Investments.

     EDWIN D. CAMPBELL (69) Trustee. Director and former Executive Vice President, National Alliance of Business; former Vice President, Educational Testing Services; former Dean, School of Business, Adelphi University; and former Executive Director, Coalition of Essential Schools, Brown University.

    CHARLES F. CHAPIN (67)
    Trustee. Former Group Vice President, Textron Corp.; and former Director, Peoples Bank (Charlotte, NC).

    K. DUN GIFFORD (57)
    Trustee. Chairman of the Board, Director, and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments Inc. and Keystone Investment Management Company.

     LEROY KEITH, JR. (57) Trustee. Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

    F. RAY KEYSER, JR. (69)
    Trustee and Advisor to the Boards of Trustees of the Evergreen Funds. Counsel, Keyser, Crowley & Meub, P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Hitchcock Clinic; Director, Vermont Yankee Nuclear Power Corporation, Vermont Electric Power Company, Inc., Grand Trunk Corporation, Central Vermont Railway, Inc., S.K.I. Ltd., Sherburne Corporation, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc., and the Investment Company Institute; former Governor of Vermont.

     DAVIDM.   RICHARDSON   (55)  Trustee.   Executive   Vice   President,   DHR
     International,   Inc.  (executive  recruitment);  former  Senior  Vice
     President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc., and J&M Cumming Paper Co.

    RICHARD J. SHIMA (57)
    Trustee and Advisor to the Boards of Trustees of the Evergreen Funds. Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Connecticut Natural Gas Corporation, Trust Company of Connecticut, Hartford Hospital, Old State House Association, and Enhance Financial Services, Inc.; Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Kingswood- Oxford School and Greater Hartford YMCA; former Director, Executive Vice President, and Vice Chairman of The Travelers Corporation.

     ANDREW J. SIMONS (57) Trustee. Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C.; former President, Nassau County Bar Association; former Associate Dean and Professor of Law, St. John's University School of Law.

Messrs. Amling, Austin, Bissell, Campbell, Chapin, Gifford, Keith, Keyser, Richardson, Shima and Simons are Trustees or Directors of the thirty-one funds in the Keystone group of mutual funds. Their address is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

    ROBERT J. JEFFRIES (74), 2118 New Bedford Drive, Sun City Center, FL Trustee Emeritus. Corporate consultant since 1967.

Mr. Jeffries has been serving as a Trustee Emeritus of eleven of the investment companies since January 1, 1996 (excluded are Evergreen Variable Trust, Evergreen Investment Trust, as well as the Keystone Group of Funds).

EXECUTIVE OFFICERS

     JOHN J. PILEGGI (37), 230 Park Avenue, Suite 910, New York, NY President and Treasurer. Consultant to BISYS Fund Services since 1996. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992.

     GEORGE O. MARTINEZ (37), 3435 Stelzer Road, Columbus, OH Secretary.  Senior
          Vice President/Director of Administration and Regulatory Services, BISYS Fund Services since April 1995. Vice President/Assistant General Counsel, Alliance Capital Management from 1988 to 1995.
--------
*  Messrs.  Pettit and  Bissell  may  both be   deemed  to be an
"interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

The officers of the Trusts are all officers and/or employees of The BISYS Group, Inc.("BICYS") Services, except for Mr. Pileggi, who is a consultant to BISYS. BISYS is an affiliate of Evergreen Keystone Distributor, Inc., the distributor of each Class of shares of each Fund.

The Funds do not pay any direct remuneration to any officer or Trustee who is an "affiliated person" of either First Union National Bank of North Carolina, Evergreen Asset Management Corp. or Keystone Investment Management Company or their affiliates. See "Investment Advisers". Currently, none of the Trustees is an "affiliated person" as defined in the 1940 Act. The Trusts pay each Trustee who is not an "affiliated person" an annual retainer and a fee per meeting attended, plus expenses, as follows:

Name of Trust/Fund                         Annual Retainer       Meeting Fee


Income and Growth                                 $ 5,500             $  300
Growth and Income                                     500                100
The Evergreen American Retirement Trust             1,000
  American Retirement                                                    100
  Small Cap                                                              100
Evergreen Foundation Trust                            500
  Foundation                                                             100
  Tax Strategic                                                          100
Evergreen Investment Trust*                       15,000               2,000
  Balanced
  Utility
  Value
Keystone Total Return**                               -0-                -0-
--------------------

* The annual retainer and meeting fee paid by Evergreen Investment Trust to each Trustee are allocated among its fourteen series based on assets.

** See Item No. 7 below.

In addition:

(1) The Chairman of the Board of the Evergreen group of mutual funds is paid an annual retainer of $5,000, and the Chairman of the Audit Committee is paid an annual retainer of $2,000. These retainers are allocated among all the funds in the Evergreen group of mutual funds, based upon assets.


(2) Each member of the Audit Committee of the Evergreen group of mutual funds is paid an annual retainer of $500.

(3) Each non-affiliated Trustee of the Evergreen group of mutual funds is paid a fee of $500 for each special telephonic meeting in which he participates, regardless of the number of Funds for which the meeting is called.

(4) Each non-affiliated Trustee of the Keystone group of mutual funds is paid a fee of $300 for each special telephonic meeting in which he participates, regardless of the number of Funds for which the meeting is called.

(5) Each non-affiliated Trustee of the Evergreen group of mutual funds is paid a fee of $250 for each special Committee of the Board telephone conference call meeting of one or more Funds in which he participates.

(6) The members of the Advisory Committee to the Boards of Trustees of the Evergreen Funds are paid an annual retainer of $17,500 and a fee of $2,200 for each meeting of the Boards of Directors or Trustees of the Evergreen Funds attended.

(7) Each non-affiliated Trustee of the Keystone group of mutual funds is paid an annual retainer of $30,000, and a fee of $1,200 for each meeting attended, which fees are charged to the Funds as follows:
                                                        Annual        Meeting
                                                        Retainer      Fee
Keystone Global Opportunities Fund                      $  500         $  20
Keystone Global Resources and Development Fund          $2,000         $  80
Keystone Omega Fund                                     $2,000         $  80
Keystone Small Company Growth Fund II                   $  500         $  20
Keystone Strategic Income Fund                          $2,000         $  80
Keystone Tax Free Income Fund                           $  500         $  20
Keystone Quality Bond Fund (B-1)                        $2,000         $  80
Keystone Diversified Bond Fund (B-2)                    $2,500         $ 100
Keystone High Income Bond Fund (B-4)                    $2,500         $ 100
Keystone Balanced Fund (K-1)                            $3,000         $ 120
Keystone Strategic Growth Fund (K-2)                    $2,000         $  80
Keystone Growth and Income Fund (S-1)                   $  500         $  20
Keystone Mid-Cap Growth Fund (S-3)                      $  500         $  20
Keystone Small Company Growth Fund (S-4)                $3,000         $ 120
Keystone International Fund Inc.                        $  500         $  20
Keystone Precious Metals Holdings, Inc.                 $  500         $  20
Keystone Tax Free Fund                                  $5,500         $ 220

(8)Each non-affiliated Trustee of the Keystone group of mutual funds is paid a fee of $600 for attendance at each Committee meeting held on the same day as a regular meeting.


(9) Each non-affiliated Trustee of the Keystone group of mutual funds is paid a fee of $1,200 for attendance at each Committee meeting held on a non-meeting day.

(10) Any individual who has been appointed as a Trustee Emeritus of one or more funds in the Evergreen group of mutual funds is paid one-half of the annual retainer fees that are payable to regular Trustees, and one-half of the meeting fees for each meeting attended.

       Set forth below for each of the Trustees is the aggregate compensation (and expenses) paid to such Trustees by each Trust for the fiscal year ended December 31, 1996 (fiscal year ended November 30, 1996 for Total Return and January 31, 1997 for Income and Growth).

                           Aggregate Compensation From Each Trust

             Evergreen  Evergreen   Evergreen  Evergreen  Evergreen  Keystone
             Income     Growth      American   Foundation Investment Fund for
             and Growth and Incmome Retirement Trust      Trust      Total
Name of      Fund       Fund        Trust                            Return
Trustee

L.B. Ashkin     7,249   1,121       2,020      1,861       0             0
F. Bam          6,949   1,021       1,820      1,661       0             0
J.S. Howell     7,410   1,187       2,031      2,055       26,007        0
G.M. McDonnell  6,834     966       1,811      1,496       22,355        0
T.L. McVerry    7,238   1,111       2,018      1,839       24,902        0
W.W. Pettit     7,071   1,029       2,005      1,597       23,504        0
R.A. Salton     7,071   1,029       2,005      1,597       23,804        0
M.S. Scofield   7,071   1,029       2,005      1,597       23,804        0
F.Amling           0      0           0          0           0           0
C.A. Austin        0      0           0          0           0           0
G.S. Bissell       0      0           0          0           0           0
E.D. Campbell      0      0           0          0           0           0
C.F. Chapin        0      0           0          0           0           0
K.D. Gifford       0      0           0          0           0           0
L. Keith           0      0           0          0           0           0
F.R. Keyser        0      0           0          0           0           0
D.M. Richardson    0      0           0          0           0           0
R.J. Shima         0      0           0          0           0           0
A.J. Simons        0      0           0          0           0           0
R.J. Jeffries   3,239     409         802        594         0           0
-------------------------------------

                    Total
                    Compensation
                    From Trusts
                    and Fund
                    Complex Paid
                    To Trustees

L.B. Ashkin          33,000
F. Bam               30,300
J.S. Howell          66,000
G.M. McDonnell       53,300
T.L. McVerry         59,500
W.W. Pettit          57,000
R.A. Salton          61,000
M.S. Scofield        61,000
F.Amling             42,600
C.A. Austin          42,600
G.S. Bissell             0
E.D. Campbell        40,800
C.F. Chapin          40,800
K.D. Gifford         38,400
L. Keith             40,200
F.R. Keyser          42,600
D.M. Richardson      42,600
R.J. Shima           39,600
A.J. Simons          40,800
R.J. Jeffries        13,050


     As of the date of this Statement of Additional Information, the officers and Trustees of the Trusts owed as a group less than 10% of the outstanding Class A, Class B, Class C or Class Y shares of any of the Funds.

       Set forth below is information with respect to each person, who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of each Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of February 28, 1997.

                                  Name of                        % of
Name and Address                  Fund/Class      No. of Shares  Class/Fund
----------------                  ----------      -------------  ------------

Merrill Lynch                     Balanced/C           7,370        24.09%/.01%
Trade House Account - AID
Private Client Group
Attn Book Entry
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                   Balanced/C           2,937           9.60%/0%
FUNB NC F B O Goldston S. Bldg.
Supply Loan Acct.
Attn: Frank Pierce *Loan Account*
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001


Fubs & Co. Febo                   Balanced/C           2,179      7.12%/0%
First Union National Bank-FL F/B/O
Leroy Selby, Jr. *Loan Account*
Attn: Carol Moening
301 S. Tryon Street
Charlotte, NC  28288-0001


First Union National Bank         Balanced/Y       32,905,313    55.34%/46.29%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank         Balanced/Y       26,468,493    44.51%/37.23%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                   Income and Growth/C      5,161   11.39%/.01%
T. James Bell Jr.
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union Natl. Bank-FL C/F     Income and Growth/C      2,397    5.29%/0%
Fred W. Cookson IRA
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                   Income and Growth/C      2,542    5.61%/0%
Last Stop Inc.
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Merrill Lynch                     Growth and Income/C   144,946    24.72%/.37%
Trade House Account - AID
Private Client Group
Attn: Book Entry
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank/EB/INT  Growth and Income/Y    3,832,484  18.51%/9.67%
Cash Account
Attn. Trust Operations Fund Group
401 S. Tryon Street, 3rd Floor
CMG 1151
Charlotte, NC  28202-1911

First Union National Bank/EB/INT Growth and Income/Y 11,135,655 53.80%/28.11% Reinvest Account
Attn. Trust Operations Fund Group
401 S. Tryon Street, 3rd Floor
CMG 1151
Charlotte, NC  28202-1911

Fubs & Co. Febo                 American Retirement/C    15,584     12.70%/.18%
Adron G. Hollowell Trust
Robert E. Bryan JR. Trustee
U/A/D 9/23/63
C/O First Union National Bank
301 S Tryon Street
Charlotte,  NC 28288-0001

Charles Schwab & Co. Inc.       American Retirement/Y    510,226    18.77%/5.73%
Special Custody Account for the
Exclusive Benefit of Customers
Reinvest Account Mut Funds Dept.
101 Montgomery Street
San Francisco, CA  94104-4122

First Union National Bank/EB/INT American Retirement/Y   222,747    8.20%/2.50%
Reinvest Account
Attn. Trust Operations Fund Group
401 S. Tryon Street, 3rd Floor
CMG 1151
Charlotte, NC  28202-1911

FUNB  NC CUST for the IRA  of  Small Cap/A                2,768     8.49%/.17%
Charletta B. Phillips
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

FUNB NC CUST for the IRA of     Small Cap/A               2,768     8.49%/.17%
NR Phillips
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

BHC Securities, Inc.          Small Cap/A           2,619        8.03%/.17%
FAO 35532803
ATTN: Mutual Funds
One Commerce Square
2005 Market Street Suite 1200
Philadelphia PA 19103-7042

BHC Securities, Inc.          Small Cap/A           1,793        5.50%/.12%
FAO 35501632
ATTN: Mutual Funds Dept.
One Commerce Square
2005 Market Street Suite 1200
Philadelphia PA 19103-7042






First Union Natl.Bank GA C/F    Small Cap/B          7,356        8.86%/.47%
Lawrence Pelowski-IRA Roll
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Merrill Lynch                 Small Cap/C              1,728        9.85%/.11%
Trade House Account AID
Private Client Group
Attn: Book Entry
4800 Deer Lake Dr. East 3rd Fl.
Jacksonville FL 32246-6484

William B. Read University      Small Cap/C            1,531         8.72%/.10%
William B. Read III Thomas W. Read &
Sally R. Rouston NKD Own
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Roland J. Dupuy Jr. SEP Prop    Small Cap/C           1,495          8.52%/.10%
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Rhona B. Miller                 Small Cap/C           1,912         10.90%/.12%
C/O First Union National Bank
301 S Tryon Street
Charlotte, NC  28288-0001

Dupuy Dufour PSRP & Trust       Small Cap/C           2,240         12.77%/1.14%
Don P Dufour & Harvey J. Dupuy
U/A/D 1/180
C/O First Union National Bank
301 S Tryon Street
Charlotte, NC  28288-0001


Fubs & Co. Febo                 Small Cap/C           891           5.08%/.01%
John Ellis Gibson
C/O First Union National Bank
301 S Tryon Street
Charlotte, NC  28288-0001


Nola Maddox Falcone             Small Cap/Y          133,937      9.42%/ 8.61%
C/O Lieber & Co.
2500 Westchester Avenue
Purchase, NY  10577

Stephen A. Lieber               Small Cap/Y          122,609       8.62%/ 7.88%
C/O Lieber & Co.
2500 Westchester Avenue
Purchase, NY  10577


First Union National Bank/EB    Small Cap/Y          617,153      43.40%/39.68%
Cash Account
Attn: Trust Operations Fund
401 S. Tryon Street
3rd Floor CMG 11
Charlotte, NC  28202-1911

First Union National Bank/EB    Small Cap/Y           76,632       5.39%/ 4.93%
Reinvest Account
Attn: Trust Operations Fund
401 S. Tryon Street
3rd Floor CMG 11
Charlotte, NC  28202-1911

Citibank NA                   Small Capy/Y           185,518      13.05%/11.93%
Delta Airlines Master Trust
308235
c/o Lieber & Co.
2500 Westchester Ave.
Purchase, NY 10577



Charles Schwab & Co. Inc.       Foundation/A        1,032,516    7.63%/1.02%
Special Custody Account For the
Exclusive Benefit of Customers
Reinvest Account MUT Funds Dept

101 Montgomery St.
San Francisco, CA 94104-4122

Merrill Lynch                  Foundation/C       350,345        20.52%/.34%
Trade House Account AID
Private Client Group
Attn: Book Entry
4800 Deer Lake Dr. East 3rd Fl.
Jacksonville FL 32246-6484



Charles Schwab & Co. Inc.       Foundation/Y       3,482,596       7.03%/3.42%
Special Custody Account for
the Eclusive Benefit of Cusotmers
101 Montgomery Street
San Francisco, CA  94104-4122

First Union National Bank/EB    Foundation/Y       4,592,905       9.27%/ 4.52%
Cash Account
Attn: Trust Operations Fund
401 S. Tryon Street
3rd Floor CMG 11
Charlotte, NC  28202-1911

First Union National Bank/EB/INT Foundation/Y     15,824,132     31.94%/15.56%
Reinvest Account
Attn: Trust Operations Fund
401 S. Tryon Street
3rd Floor CMG 11
Charlotte, NC  28202-1911

Mac & Co.                       Foundation/Y       6,620,154      13.36%/6.51%
Aetna Retirement Services
Central Valuation Unit
Attn: Mutual Funds Operations
P.O. Box 320
Pittsburgh, PA  15230-0320

Fubs & Co. Febo                 Tax Strategic /A      77,975         7.81%/1.27%
Ray D. Russenberger
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001


Merrill Lynch                   Tax Strategic /C    125,500         35.59%/2.05%
Trade House Account AID
Private Client Group
Attn: Book Entry
4800 Deer Lake Dr. East 3rd Fl.
Jacksonville FL 32246-6484

Fubs & Co. Febo                 Tax Strategic /C      21,678         6.15%/.35%
Hossein Golabchi and
Margot R. Golabachi
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                 Tax Strategic /C      76,731        21.76%/1.25%
Brenda Dykgraaf
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001


Nola Maddox Falcone             Tax Strategic /Y     102,130        9.29%/1.67%
C/O Lieber & Co.
2500 Westchester Avenue
Purchase, NY  10577

Constance E. Lieber             Tax Strategic /Y      59,814        5.44%/ .97%
C/O Lieber & Co.
2500 Westchester Avenue
Purchase, NY  10577

Stephen A. Lieber               Tax Strategic/Y      518,372      47.13%/ 8.45%
C/O Lieber & Co.
2500 Westchester Avenue
Purchase, NY  10577

Fubs & Co. Febo                 Utility/C              6,268        18.42%/.05%
Elsie B. Strom
Lewis F. Strom
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                 Utility/C              3,692        10.85%/.03%
Laura Alyce Hulbert
Ronald F. Hulbert
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                 Utility/C              1,179         5.17%/.01%
Evelyn L. Smith
Creg Smith
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                 Utility/C              2,040         6.00%/.02%
Max Ray and
Jeralyne Ray
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                 Utility/C              2,140         6.29%/.01%
Thomas McKinney and
Lottie McKinney
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001


First Union National Bank       Utility/Y            93,556      49.88%/.75%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank       Utility/Y            79,811      42.55%/ .64%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank-      Value/C                6,387         8.58%/0%
Clara Caudill
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank       Value/Y           15,617,664      32.59%/21.10%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank       Value/Y           31,793,001      66.34%/42.96%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

Keystone Investments           Keys Tot Return/A   228,248,118    9.12%
Savings & Investment Trust
NYL Benefits Services Co. Inc.
Attn: Defined Contributions Dept
846 University Ave.
Norwood, MA 02062-2641

MLPF&S for the sole benefit   Key Tot Return/A    132,989,000    5.31%
of its customers
Attn: Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit   Key Tot Return/B    368,928,000    9.61%
of its customers
Attn: Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

SSN/TIN: 866168037            Key Tot Return/C    134,654,925   21.50%
Lavedna Ellingson
Douglas Ellingson TTEES
Lavedna Ellingson Martial Trust
U/A DTD 5-1-86
8510 McClintock
Tempe, AZ 85284-2527

MLPF&S for the sole benefit   Key Tot Return/C    120,950,000    19.31%
of its customers
Attn: Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484
- ---------------------------------

     First Union National Bank of North Carolina and its affiliates act in various capacities for numerous accounts. As a result of its ownership on February 28, 1997, of 44.61% of the shares of Evergreen Small Cap Equity Income Fund, 37.78% of Evergreen Growth and Income Fund, 83.52% of Evergreen Balanced Fund and 64.06% of Evergreen Value Fund, First Union may be deemed to "control" these Funds as that Term is defined in the 1940 Act.

                                  INVESTMENT ADVISERS
               (See also "Management of the Fund" in each Fund's Prospectus)

         The investment adviser of Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic is Evergreen Asset Management Corp., a New York corporation, with offices at 2500 Westchester Avenue, Purchase, New York or ("Evergreen Asset" or the "Adviser"). Evergreen Asset is owned by First Union National Bank of North Carolina ("FUNB" or the "Adviser") which, in turn, is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered in Charlotte, North Carolina.

         The investment adviser of Balanced, Utility and Value is FUNB which provides investment advisory services through its Capital Management Group.

     The investment adviser of Total Return is Keystone Investment Management Company ("Keystone" or the "Adviser"), a Delaware corporation, with offices at 200 Berkeley Street, Boston, Massachusetts. Keystone is an indirectly owned subsidiary of FUNB.

         The Directors of Evergreen Asset are Richard K. Wagoner and Barbara I. Colvin. The executive officers of Evergreen Asset are Stephen A. Lieber, Chairman and Co-Chief Executive Officer, Nola Maddox Falcone, President and Co-Chief Executive Officer, and Theodore J. Israel, Jr., Executive Vice President. The Directors of Keystone are Donald McMullen, William M. Ennis, II and Barbara I. Colvin. The executive officers of Keystone are James R. McCall, President, Edward F. Godfrey, Senior Vice President, Chief Financial Officer and Treasurer, Philip M. Bryne, Senior Vice President, and Rosemary D. Van Antwerp, Senior Vice President, General Counsel and Secretary.

         On June 30, 1994, Evergreen Asset and Lieber & Company ("Lieber"), were acquired by First Union through certain of its subsidiaries. Contemporaneously with the acquisition, Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic entered into a new investment advisory agreement with Evergreen Asset and into a distribution agreement with Evergreen Keystone Distributor, Inc. (formerly known as Evergreen Funds Distributor, (Inc.) (the "Distributor"), an affiliate of BISYS Fund Services. At that time, Evergreen Asset also entered into a new sub-advisory agreement with Lieber pursuant to which Lieber provides certain services to Evergreen Asset in connection with its duties as investment adviser. The new advisory and sub-advisory agreements were approved by the shareholders of Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic at their meeting held on June 23, 1994, and became effective on June 30, 1994.

         On September 6, 1996, First Union and FUNB entered into an Agreeement and Plan of Acquisition and Merger (the "Merger") with Keystone Investments, Inc. ("Keystone Investments"), the corporate parent of Keystone, which provided, among other things, for the merger of Keystone Investments with and into a wholly-owned subsidiary of FUNB. The Merger was consummated on December 11, 1996. Keystone continues to provide investment advisory services to the Keystone Investments Family of Funds. Contemporaneously with the Merger, Total Return entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with the Distributor.

         Under the Investment Advisory Agreement with each Fund, each Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, each Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining their registration under the Securities Act of 1933, as amended, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. Notwithstanding the foregoing, each Adviser will pay the costs of printing and distributing prospectuses used for prospective shareholders.

         The method of computing the investment advisory fee for each Fund is described in such Fund's Prospectus. The advisory fees paid by each Fund for the three most recent fiscal periods reflected in its registration statement are set forth below:





BALANCED                    Year Ended          Year Ended      Year Ended
                            12/31/96            12/31/95        12/31/94
Advisory Fee                $4,765,912          $4,870,748      $4,621,512
                            ==========          ==========      ==========


INCOME AND GROWTH           Year Ended          Year Ended      Year Ended
                            1/31/97             1/31/96         1/31/95
Advisory Fee                $8,893,554          $9,343,195      $8,542,289
                            ==========          ===========     ===========
Expense
Reimbursement                       0           $   53,576


FOUNDATION                  Year Ended          Year Ended      Year Ended
                            12/31/96            12/31/95        12/31/94
Advisory Fee                $11,140,780         $5,387,186      $2,551,768
                            ==========          ==========      ========
Expense
Reimbursement                       0            11,064


SMALL CAP                   Year Ended          Year Ended      Year Ended
                            12/31/96            12/31/95        12/31/94
Advisory Fee                $63,333             $45,397         $29,075
                            ---------           --------        --------
Waiver                      ($63,333)           ($45,397)       ($29,075)
Net Advisory Fee                  0             $        0      $    0
                            =========           =========       =========
Expense
Reimbursement               $133,406            $164,584        $63,704
                            ---------           -------         -------

UTILITY                     Year Ended          Year Ended      Year Ended
                            12/31/96            12/31/95        12/31/94
Advisory Fee                $725,733            $456,021        $153,458
                            ---------           ---------       ----------
Waiver                      ($396,483)          ($299,028)      ($152,038)
Net Advisory Fee              329,300            $156,993        $  1,420
                                                =========       =========
Expense
Reinbursement                      0             $ 51,894       $106,957
                             --------            --------       ---------

GROWTH AND INCOME           Year Ended          Year Ended      Year Ended
                            12/31/96            12/31/95        12/31/94
Advisory Fee                $5,287,338          $1,332,685      $684,891
                            ========            ========        ========
Expense
Reimbursement               (5,000)               $ 38,106

                            ---------            --------

AMERICAN                    Year Ended          Year Ended      Year Ended
RETIREMENT                  12/31/96            12/31/95        12/31/94
 Advisory Fee               $549,949            $297,242        $292,628
                            ========            ========        ========
 Waiver                     ($24,841)
 Net Advisory Fee           $525,108
 Expense
 Reimbursement              ($3,400)            $ 76,464
                            ---------           --------

TAX STRATEGIC               Year Ended          Year Ended      Year Ended

                            12/31/96            12/31/95        12/31/94
 Advisory Fee               $354,958            $140,386        $ 65,915
                            -------             ------          --------
 Waiver                     ($90,551)           ($96,975)       ($65,915)
 Net Advisory Fee           $264,407            $ 43,411        $    0
                            ==========          =========       =========
 Expense
 Reimbursement              ($11,339)           $ 85,543        $ 3,777
                            --------            ------          ------

 VALUE                      Year Ended          Year Ended      Year Ended
                            12/31/96            12/31/95        12/31/94
 Advisory Fee               $6,950,730          $5,120,579      $3,850,673


TOTAL RETURN                Year Ended          Year Ended      Year Ended
                            11/30/96            11/30/95        11/30/94
Advisory Fee                448,266             300,290         242,315


         Utility commenced operations on January 4, 1994 and, therefore, the first year's figures set forth in the table above reflect for Utility investment advisory fees paid for the period from commencement of operations through December 31, 1994.

Expense Limitations

         Evergreen Asset has voluntarily agreed to reimburse Small Cap to the extent that any of the Fund's aggregate operating expenses (including the Adviser's fee but excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees and shareholder servicing fees and extraordinary expenses) exceed 1.50% of its average net assets until such time as said Fund's net assets reach $15 million.

     Keystone has voluntarily agreed to limit Total Return's Class A expenses to 1.50% of the average daily net assets of Class A shares, such expense limitation to be reevaluated on a calendar month basis and to be modified or eliminated in the future at the discretion of Keystone.

         The Investment Advisory Agreements are terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of each Fund's outstanding shares, or by a vote of a majority of each Trust's Trustees or by the respective Adviser. The Investment Advisory Agreements will automatically terminate in the event of their assignment. Each Investment Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

         The Investment Advisory Agreements with respect to Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic were approved by each Fund's shareholders on June 23, 1994, became effective on June 30, 1994, and were last approved by the Trustees of each Trust on March 11, 1997

         The Investment Advisory Agreement with respect to Balanced, Utility and Value dated February 28, 1985, and amended from time to time thereafter, was last approved by the Trustees of Evergreen Investment Trust on March 11, 1997.

         The Investment Advisory Agreement with respect to Total Return was approved by the Fund's shareholders on December 9, 1996, and became effective on December 11, 1996.

     Each Investment Advisory Agreement will continue in effect from year to year provided that its continuance is approved annually by a vote of a majority of the Trustees of each Trust including a majority of those Trustees who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Trustees"), cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of each Fund.

         Certain other clients of each Adviser may have investment objectives and policies similar to those of the Funds. Each Adviser (including the sub-adviser) may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including one or more of the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         Although the investment objectives of the Funds are not the same, and their investment decisions are made independently of each other, they rely upon the same resources for investment advice and recommendations. Therefore, on occasion, when a particular security meets the different investment objectives of the various Funds, they may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to each Fund. If simultaneous transactions occur, each Adviser attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund and consistent with their different investment objectives. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.

         Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and the other registered investment companies for which Evergreen Asset, FUNB or Keystone act as investment adviser or between the Fund and any advisory clients of Evergreen Asset, FUNB, Keystone or Lieber. Each Fund may from time to time engage in such transactions but only in accordance with these procedures and if they are equitable to each participant and consistent with each participant's investment objectives.

         Prior to July 7, 1995, Federated Administrative Services, a subsidiary of Federated Investors, provided legal, accounting and other administrative personnel and support services to each of the portfolios of Evergreen Investment Trust. The Trust paid a fee for such services at the following annual rate: .15% on the first $250 million average daily net assets of the Trust; .125% on the next $250 million; .10% on the next $250 million and .075% on assets in excess of $250 million. For the period ended July 7, 1995, and the fiscal years ended December 31, 1994 and 1993 Balanced incurred $392,991, $779,584 and $597,752, respectively, in administrative service costs. For the period ended July 7, 1995, and the period from January 4, 1994 (commencement of operations) to December 31, 1994, Utility incurred $10,384 and $16,382, respectively, in administrative service costs, all of which were voluntarily waived. For the period ended July 7,1995, and for the fiscal years ended December 31, 1994 and 1993, Value incurred $374,216, $649,487, and $526,836, respectively, in administrative service costs.

     Evergreen Asset has been providing administrative services to each of the portfolios of Evergreen Investment Trust since July 8, 1995, for a fee based on the average daily net assets of each fund administered by Evergreen Asset for which Evergreen Asset or FUNB also serves as investment adviser, calculated daily and payable monthly at the following annual rates: .050% on the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion. For the period from July 8, 1995 through December 31, 1995, and the fiscal year ended December 31, 1996, Balanced, Utility and Value incurred the following administration costs: Balanced $283,139 and $459,486, respectively; Utility $39,330 and $70,215, respectively; and Value $323,050 and $670,060, respectively. BISYS Fund Services, an affiliate of the Distributor, serves as sub-administrator to Balanced, Utility and Value and is entitled to receive a fee from each Fund calculated on the average daily net assets of each Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which FUNB or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule:

 .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of the mutual funds administered by Evergreen Asset for which Evergreen Asset, FUNB or Keystone serve as investment adviser were approximately $29.2 billion as of February 28, 1997.


                              DISTRIBUTION PLANS
     Reference is made to "Management of the Funds - Distribution Plans and Agreements" in the Prospectus of each Fund for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A, Class B Class and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares, are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plan and the purposes for which such expenditures were made to the Trustees of each Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the disinterested Trustees are committed to the discretion of such disinterested Trustees then in office.

         Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

     Growth and Income, Income and Growth, American Retirement, Small Cap, Foundation and Tax Strategic commenced offering Class A, Class B or Class C shares on January 3, 1995. Each Plan with respect to such Funds became effective on December 30, 1994 and was initially approved by the sole shareholder of each Class of shares of each Fund with respect to which a Plan was adopted on that date and by the unanimous vote of the Trustees of each Trust, including the disinterested Trustees voting separately, at a meeting called for that purpose and held on December 13, 1994. The Distribution Agreements between each Fund and the Distributor pursuant to which distribution fees are paid under the Plans by each Fund with respect to its Class A, Class B and Class C shares were also approved at the December 13, 1994 meeting by the unanimous vote of the Trustees, including the disinterested Trustees voting separately.

         Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of each Trust or by vote of the holders of a majority of the outstanding voting securities of that

Class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

         Prior to July 8, 1995, Federated Securities Corp., a subsidiary of Federated Investors, served as the distributor for Balanced, Utility and Value as well as other portfolios of Evergreen Investment Trust. The Distribution Agreements between each Fund and the Distributor pursuant to which distribution fees are paid under the Plans by each Fund with respect to its Class A, Class B and Class C shares were approved on April 20, 1995 by the unanimous vote of the Trustees including the Independent Trustees voting separately.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

         In addition to the Plans, Balanced, Utility and Value have each adopted a Shareholder Services Plan whereby shareholder servicing agents may receive fees from the Fund for providing services which include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemptions of Class B and Class C shares of the Fund.

         In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of a Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. With respect to Balanced, Utility, and Value, amendments to the Shareholder Services Plan require a majority vote of the disinterested Trustees but do not require a shareholders vote. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the disinterested Trustees, or (b) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

         Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic incurred the following Distribution Services Plans and Shareholder Services Plan fees:

Distribution Services Fees:

INCOME AND GROWTH. For the fiscal period from January 3, 1995 (commencement of class operations) through January 31, 1995, the fiscal years ended January 31, 1996 and 1997, $7, $4,915 and $18,106 on behalf of its Class A shares, $126, $46,636 and $63,108, respectively on behalf of its Class B shares, and $7, $1,516 and $6,382, respectively on behalf of its Class C shares.

GROWTH AND INCOME. For the fiscal period from January 3,1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $22,055 and $122,222, respectively, on behalf of its Class A shares, $159,114 and $934,314, respectively, on behalf of its Class B shares, and $6,902 and $36,055, respectively, on behalf of its Class C shares.

AMERICAN RETIREMENT. For the fiscal period from January 3,1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $659 and $14,426, respectively, on behal of its Class A shares, $9,137 and $199,829, respectively, on behalf of its Class B shares, and $187 and $5,713, respectively, on behalf of its Class C shares.

SMALL CAP. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $340 and $618, respectively, on behalf of its Class A shares, $1,298 and $3,199, respectively, on behalf of its Class B shares, and $111 and $267, respecively, on behalf of its Class C shares.

FOUNDATION. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $116,677 and $414,289, respectively on behalf of its Class A shares, $972,541 and $3,487,899, respectively, on behalf of its Class B shares, and $37,823 and $152,488, respectively, on behalf of its Class C shares.

TAX STRATEGIC. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $2,582 and $16,426, respectively, on behalf of its Class A shares, $21,725 and $131,282, respectively, on behalf of its Class B shares, and $1,292 and $16,493, respectively, on behalf of its Class C shares.

TOTAL RETURN. For the fiscal years ended November 30, 1994, 1995 and 1996, $44,889, $101,222 and $194,754, respectivley, on behalf of its Class B shares, and $36,580, $60,201 and $84,551, respectivley, on behalf of its Class C shares.

Shareholder Services Fees:

INCOME AND GROWTH. For the fiscal period from January 3, 1995 (commencement of class operations) through January 31, 1995, the fiscal years ended January 31, 1996 and 1997, shareholder services fees on behalf of $42, $15,546 and

$63,108, respectively, on behalf of its Class B shares, and $3, $505 and $2,127, respectively, on behalf of its Class C shares.

GROWTH AND INCOME. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, shareholder services fees of $53,139 and $311,235 on behalf of its Class B shares, and $2,301 and $12,018, respectively, on behalf of its Class C shares.

AMERICAN RETIREMENT. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $3,045 and $66,610, respectively, on behalf of its Class B shares, and $62 and $1,904, respectively, on behalf of its Class C shares.

SMALL CAP. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $433 and $1,066, respectively, on behalf of its Class B shares, and $37 and $89, respectively, on behalf of its Class C shares.

FOUNDATION. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $324,180 and $1,162,633, respectively, on behalf of its Class B shares, and $12,608 and $50,829, respectively, on behalf of its Class C shares.

TAX STRATEGIC. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $7,242 and $43,761, respectively, on behalf of its Class B shares, and $431 and $5,498, respectively, on behalf of its Class C shares.

TOTAL RETURN. For the fiscal years ended November 30, 1994, 1995 and 1996, $61,955, $61,454 and $74,762, respectivley, on behalf of its Class A shares, $14,587, $33,741, and $64,919, respectivley, on behalf of Class B shares, and $20,893, $20,066, and $28,183, respectivley, on behalf of its Class C shares.

         Balanced,   Value  and  Utility  incurred  the  following  Distribution
Services Plans and Shareholder Services Plans fees:

Distribution Services Fees:

BALANCED. For the fiscal years ended December 31, 1994, 1995 and 1996, $102,621, $102,400 and $107,023, respectively, on behalf of Class A shares, and $670,202, $784,084 and $810,803, respectively, on behalf of Class B shares; for the period from September 2, 1994 (commencement of operations) to December 31, 1994, and the fiscal years ended December 31, 1995 and 1996, $310, $1,811 and $1,883, respectively, on behalf of Class C shares.

VALUE. For the fiscal years ended December 31, 1994, 1995 and 1996, $473,347, $603,896 and $767,254, respectively, on behalf of Class A shares, and $621,330, $916,221 and $1,255,600, respectively, on behalf of Class B shares; for the period from September 2, 1994 (commencement of operations) to December 31, 1994, and the fiscal years ended December 31, 1995 and 1996, $716, $4,798 and $8,706, respectively, on behalf of Class C shares.

UTILITY. For the fiscal years ended December 31, 1994, 1995 and 1996, $9,658, $133,582 and $252,753, respectively, on behalf of Class A shares, and $169,007, $234,357 and $283,875, respectively, on behalf of Class B shares; for the period from September 2, 1994 (commencement of operations) to December 31, 1994, and the fiscal years ended December 31, 1995 and 1996, $232, $1,271 and $2,843, respectively, on behalf of Class C shares.

Shareholder Services Plans fees:

BALANCED. For the fiscal years ended December 31, 1994, 1995 and 1996, $83,641, $261,361 and $270,267, respectively, on behalf of Class B shares, and $103, $604 and $628, respectively, on behalf of Class C shares.

UTILITY. For the fiscal years ended December 31, 1994, 1995 and 1996, $24,141, $78,119 and $94,625, respectively, on behalf of Class B shares, and $77, $424 and $948, respectively, on behalf of Class C shares.

VALUE. For the fiscal years ended December 31, 1994, 1995 and 1996, $83,225, $305,407 and $418,533, respectively, on behalf of Class B shares, and $239, $1,599 and $2,902, respectively, on behalf of Class C shares.


                              ALLOCATION OF BROKERAGE

         Decisions regarding each Fund's portfolio are made by its Adviser, subject to the supervision and control of the Trustees. Orders for the purchase and sale of securities and other investments are placed by employees of each Fund's Adviser. In general, the same individuals perform the same functions for the other funds managed by each Adviser. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Adviser unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.

         A substantial portion of the transactions in equity securities for each Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

         It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between bid and ask prices.

         In selecting firms to effect securities transactions, the primary consideration of each Fund shall be prompt execution at the most favorable price. Each Adviser will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Adviser will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Fund. To the extent that receipt of these services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.

         Under Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules adopted thereunder by the SEC, Lieber may be compensated for effecting transactions in portfolio securities for a fund on a national securities exchange provided the conditions of the rules are met. Each Fund advised by Evergreen Asset has entered into an agreement with Lieber authorizing Lieber to retain compensation for brokerage services. In accordance with such agreement, it is contemplated that Lieber, a member of the New York and American Stock Exchanges, will, to the extent practicable, provide brokerage services to Growth and Income, Income and Growth, American Retirement, Small Cap, Foundation and Tax Strategic with respect to substantially all securities transactions effected on the New York and American Stock Exchanges. In such transactions, the Adviser will seek the best execution at the most favorable price while paying a commission rate no higher than that offered to other clients of Lieber or that which can be reasonably expected to be offered by an unaffiliated broker-dealer having comparable execution capability in a similar transaction. However, no Fund will engage in transactions in which Lieber would be a principal. While no Fund advised by Evergreen Asset contemplates any ongoing arrangements with other brokerage firms, brokerage business may be given from time to time to other firms. In addition, the Trustees have adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage transactions with Lieber, as an affiliated broker-dealer, are fair and reasonable.

     Neither Total Return nor Keystone intends on placing securities transactions with any particular broker. The Fund's Board of Trustees has determined, however, that the Fund may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions, subject to the requirements of best execution described above. The Fund expects that purchases and sales of securities will usually be effected through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable. Under its Investment Advisory Agreement, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone follows such a practice, it will do so on a basis that is fair and equitable to the Fund.

         Any profits from brokerage commissions accruing to Lieber as a result of portfolio transactions for the Growth and Income, Income and Growth, American Retirement, Small Cap, Foundation and Tax Strategic will accrue to FUNB and to its ultimate parent, First Union. The Investment Advisory Agreements do not provide for a reduction of the Adviser's fee with respect to any Fund by the amount of any profits earned by Lieber from brokerage commissions generated by portfolio transactions of the Fund.

         The following chart shows: (1) the brokerage commissions paid by each Fund advised by Evergreen Asset during their last three fiscal years; (2) the amount and percentage thereof paid to Lieber; and (3) the percentage of the total dollar mount of all portfolio transactions with respect to which commissions have been paid which were effected by Lieber:



INCOME AND GROWTH                Year Ended        Year Ended      Year Ended
                                 1/31/97           1/31/96         1/31/95

Total Brokerage                 $3,529,313         $3,255,068      $3,755,606
Commissions
Dollar Amount and %             $2,835,293         $2,982,640      $3,465,900
paid to Lieber                         80%             92%             92%
% of Transactions
Effected by Lieber                     47%             90%             97%

FOUNDATION                       Year Ended        Year Ended      Year Ended
                                 12/31/96          12/31/95        12/31/94
Total Brokerage                  $689,724          $393,121        $282,250
Commissions
Dollar Amount and %              $680,252          $380,226        $  276,985
paid to Lieber                         99%             98%             98%
% of Transactions
Effected by Lieber                     96%             97%             98%


SMALL CAP                        Year Ended        Year Ended      Period Ended
                                 12/31/96          12/31/95        12/31/94
Total Brokerage                  $14,647           $5,968          $ 3,998
Commissions
Dollar Amount and %              $13,246           $4,863          $ 3,618
paid to Lieber                        90%             81%                90%
% of Transactions
Effected by Lieber                    87%             77%                90%

GROWTH AND INCOME                Year Ended        Year Ended      Year Ended
                                 12/31/96          12/31/95        12/31/94
Total Brokerage                  $519,064          $210,923        $80,871
Commissions
Dollar Amount and %              $429,888          $160,659        $71,721
paid to Lieber                         83%            76%             89%
% of Transactions
Effected by Lieber                     78%            74%             88%

AMERICAN RETIREMENT              Year Ended        Year Ended      Year Ended
                                 12/31/96          12/31/95        12/31/94
Total Brokerage                  $55,581           $57,216         $203,922
Commissions
Dollar Amount and %              $51,579           $53,276         $202,838
paid to Lieber                        93%            93%              99%
% of Transactions
Effected by Lieber                    89%            82%              99%

TAX STRATEGIC                    Year Ended        Year Ended      Period Ended
                                 12/31/96          12/31/95        12/31/94
Total Brokerage                  $51,273           $37,374         $24,872
Commissions
Dollar Amount and %              $50,033           $35,954         $24,072
paid to Lieber                        98%             96%              97%
% of Transactions
Effected by Lieber                    97%             94%              98%

         Income and Growth changed its fiscal year end from March 31 to January 31 during the first period covered by the foregoing table. Accordingly, the commissions reported in the foregoing table reflect for Income and Growth the period from April 1, 1994 to January 31, 1995.

         Balanced, Value, Utility and Total Return did not pay any commissions to Lieber. For the fiscal years ended December 31, 1996, 1995 and 1994, Balanced paid $522,227, $615,041 and $450,569, respectively, in commissions on brokerage transactions. For the fiscal year ended December 31, 1996 and 1995, and for the period from January 4, 1994 (commencement of operations) to December 31, 1994, Utility paid $323,978, $272,806 and $66,294, respectively, in commissions on brokerage transactions. For the fiscal years ended December 31, 1996, 1995 and 1994, Value paid $3,164,292, $1,644,077 and $1,437,338, respectively, in commissions on brokerage transactions. For the fiscal years ended November 30, 1996, 1995 and 1994, Total Return paid $227,013, $92,665 and $65,514, respectively, in commissions on brokerage transactions.

                           ADDITIONAL TAX INFORMATION
                       (See also "Other Information - Dividends,
               Distributions and Taxes" in each Fund's Prospectus)

         Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the
"Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; (b) derive less than 30% of its gross income from the sale or other disposition of securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the RIC's principal business of investing in securities (or options and futures with respect thereto) held for less than three months; and
(c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

         Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund's gross investment income. It is anticipated that this portion of the dividends paid by a Fund (other than distributions of securities profits) will qualify for the 70% dividends-received deduction for corporations. Shareholders will be informed of the amounts of dividends which so qualify.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

         Distributions of investment company taxable income and any net short-term capital gains will be taxable as ordinary income as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

         Distributions by each Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gains or loss will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

         Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions.

          The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e.,U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

Special Tax Considerations for Tax Strategic

         With respect to Tax Strategic, to the extent that the Fund distributes exempt interest dividends to a shareholder, interest on indebtedness incurred or continued by such shareholder to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by "private activity" bonds (some of which were formerly referred to as "industrial development" bonds) should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds.

         The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.


                                      NET ASSET VALUE

         The following information supplements that set forth in each Fund's Prospectus under the subheading "How to Buy Shares - How the Funds Value Their Shares" in the Section entitled "Purchase and Redemption of Shares".

         The public offering price of shares of a Fund is its net asset value plus, in the case of Class A shares, a sales charge which will vary depending upon the purchase alternative chosen by the investor, as more fully described in the Prospectus. See "Purchase of Shares - Class A Shares - Front-End Sales Charge Alternative". On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Declaration of Trust and By-Laws governing each Fund as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday.

         For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked prices and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees.

     The respective per share net asset values of the Class A, Class B, Class C and Class Y shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares (and, in turn, that of Class A shares may be lower than Class Y shares) as a result of the greater daily expense accruals, relative to Class A and Class Y shares, of Class B and Class C shares relating to distribution services fees (and, with respect to Balanced, Utility and Value, Shareholder Service Plan fee) and, to the extent applicable, transfer agency fees and the fact that Class Y shares bear no additional distribution, shareholder service or transfer agency related fees. While it is expected that, in the event each Class of shares of a Fund realizes net investment income or does not realize a net operating loss for a period, the per share net asset values of the four Classes will tend to converge immediately after the payment of dividends, which dividends will differ by approximately the amount of the expense accrual differential among the Classes, there is no assurance that this will be the case. In the event one or more Classes of a Fund experiences a net operating loss for any fiscal period, the net asset value per share of such Class or Classes will remain lower than that of Classes that incurred lower expenses for the period.

         To the extent that any Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund. The Trustees will monitor, on an ongoing basis, a Fund's method of valuation. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York.

         Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in a Fund's calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date.

                                 PURCHASE OF SHARES

         The following information supplements that set forth in each Fund's Prospectus under the heading "Purchase and Redemption of Shares - How To Buy Shares."

General

         Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "front-end sales charge alternative"), with a contingent deferred sales charge (the deferred sales charge alternative"), or without any front-end sales charge, but with a contingent deferred sales charge imposed only during the first year after purchase (the "level-load alternative"), as described below. Class Y shares which, as described below, are not offered to the general public, are offered without any front-end or contingent sales charges. Shares of each Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Distributor ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Distributor ("selected agents"), or (iii) the Distributor. The minimum for initial investment is $1,000; there is no minimum for subsequent investments. The subscriber may use the Share Purchase Application available from the Distributor for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

         Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined (plus for Class A shares, the applicable sales charges), as described below. Orders received by the Distributor prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus for Class A shares the sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Distributor prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of shares of a Fund, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Share Purchase Application. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("ACH"). If a shareholder's telephone purchase request is received before 3:00 p.m. New York time on a Fund business day, the order to purchase shares is automatically placed the same Fund business day for non-money market funds, and two days following the day the order is received for money market funds, and the applicable public offering price will be the public offering price determined as of the close of business on such business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Fund, stock certificates representing shares of a Fund are not issued. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

Alternative Purchase Arrangements

     Each Fund issues four classes of shares: (i) Class A shares, which are sold to investors choosing the front-end sales charge alternative; (ii) Class B shares, which are sold to investors choosing the deferred sales charge alternative; (iii) Class C shares, which are sold to investors choosing the level-load sales charge alternative; and (iv) Class Y shares, which are offered only to (a) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (b) certain investment advisory clients of the Advisers and their affiliates, and (c) institutional investors. The four Classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (I) only Class A, Class B and Class C shares are subject to a Rule 12b-1 distribution fee, (II) Class B and Class C shares of Balanced, Utility and Value are subject to a Shareholder Service Plan fee, (III) Class A shares bear the expense of the front-end sales charge and Class B and Class C shares bear the expense of the deferred sales charge, (IV) Class B shares and Class C shares each bear the expense of a higher Rule 12b-1 distribution services fee and shareholder service fee than Class A shares and, in the case of Class B shares, higher transfer agency costs, (V) with the exception of Class Y shares, each Class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services (and, to the extent applicable, Shareholder Service Plan fee) is paid which relates to a specific Class and other matters for which separate Class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A, Class B and Class C shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B and Class C shareholders will vote separately by Class, and (VI) only the Class B shares are subject to a conversion feature. Each Class has different exchange privileges and certain different shareholder service options available.

         The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services (and, to the extent applicable, shareholder service) fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services (and, to the extent applicable, shareholder service) fee on Class C shares, would be less than the front-end sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class B and Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at the lowest applicable sales charge. For this reason, the Distributor will reject any order (except orders for Class B shares from certain retirement plans) for more than $250,000 for Class B shares or $500,000 for Class C shares.

     Class A shares are subject to a lower distribution services fee and no Shareholder Service Plan fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because front-end sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced front-end sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution (and, to the extent applicable, Shareholder Service Plan) charges on Class B shares or Class C shares may exceed the front-end sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such front-end sales charges, not all their funds will be invested initially.

     Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution services (and, to the extent applicable, Shareholder Service Plan) fees and, in the case of Class B shares, being subject to a contingent deferred sales charge for a six-year period. For example, based on current fees and expenses, an investor subject to the 4.75% front-end sales charge imposed by Evergreen Equity and Long-Term Bond Funds would have to hold his or her investment approximately seven years for the Class B and Class C distribution services (and, to the extent applicable, shareholders service) fees, to exceed the front-end sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class C distribution services (and, to the extent applicable, shareholder service) fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the six year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         With respect to each Fund, the Trustees have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Class Y shares. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.


Front-End Sales Charge Alternative--Class A Shares

         The public offering price of Class A shares for purchasers choosing the front-end sales charge alternative is the net asset value plus a sales charge as set forth in the Prospectus for each Fund.

         Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A shares sold to investors. The Distributor's commission is the sales charge set forth in the Prospectus for each Fund, less any applicable discount or commission "reallowed" to selected dealers and agents. The Distributor will reallow discounts to selected dealers and agents in the amounts indicated in the table in the Prospectus. In this regard, the Distributor may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor.

         Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of a Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of each Fund at the end of each Fund's latest fiscal year.

                              Net        Per Share                   Offering
                              Asset      Sales                       Price
                              Value      Charge         Date         Per Share

Balanced                      $12.95     $0.65          12/31/96     $13.60

Growth and Income             $22.53     $1.12          12/31/96     $23.65

Income and Growth             $21.79     $1.09          1/31/97      $22.88

American Retirement           $13.86     $0.69          12/31/96     $14.55

Small Cap                     $13.10     $0.65          12/31/96     $13.75

Foundation                    $16.13     $0.80          12/31/96     $16.93

Tax Strategic                 $13.50     $0.67          12/31/96     $14.17

Utility                       $10.57     $.53           12/31/96     $11.10

Value                         $20.57     $1.03          12/31/96     $21.60

Total Return                  $17.33     $1.06          11/30/96     $18.39

         Prior to  January  3, 1995,  shares of Growth  and  Income,  Income and
Growth, American Retirement, Small Cap, Foundation and Tax Strategic were offered exclusively on a no-load basis and, accordingly, no underwriting commissions were paid in respect of sales of shares of these Funds or retained by the Distributor. In addition, since Class B and Class C shares were not offered by Growth and Income, Income and Growth, American Retirement, Small Cap, Foundation or Tax Strategic prior to January 3, 1995, contingent deferred sales charges have been paid to the distributor with respect to Class B or Class C shares only since January 3, 1995.

         With respect to Balanced, Utility and Value, the following commissions were paid to and amounts were retained by Federated Securities Corp. through

July 7, 1995, which until such date was the principal underwriter of portfolios of Evergreen Investment Trust. For the period from July 8 through December 31, 1995, commissions were paid to and amounts were retained by the current Distributor as noted below:



                                Year Ended     Year Ended      Period Ended
Year Ended
                                12/31/96       7/8/95 to      1/1/95 to 7/7/95
                                               12/31/95
BALANCED

Commissions Received            $77,026          $15,844         $11,841
Commissions Retained            $ 9,150          $ 1,731         $ 1,303

VALUE

Commissions Received            $522,573         $58,797         $56,058
Commissions Retained            $ 56,609         $ 6,615         $ 6,001




UTILITY


Commissions Received           $74,988           $15,692         $20,958
Commissions Retained           $ 7,857           $ 1,727         $ 2,228



         With respect to Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic, the following commissions were paid to and amounts were retained by the Distributor for the periods indicated:

                              Year Ended     Year Ended      Period from 1/3/95
INCOME AND GROWTH             1/31/97        1/31/96         to 1/31/95

Commissions Received          $187,403       $   98,890      $4,585
Commissions Retained          $ 20,208       $   10,733        ---

                              Year Ended     Year Ended
GROWTH AND INCOME             12/31/96       12/31/95

Commissions Received          $1,473,258     $  326,249
Commissions Retained          $  158,858     $   37,300

AMERICAN RETIREMENT

Commissions Received          $ 317,718      $   42,447

Commissions Retained          $ 20,024       $    7,397

SMALL CAP

Commissions Received          $  3,568       $      778
Commissions Retained          $    304       $      284

FOUNDATION

Commissions Received          $2,418,388     $1,604,275
Commissions Retained          $   57,736     $  178,885

TAX STRATEGIC

Commissions Received          $  199,131     $   28,976
Commissions Retained          $   25,078     $    3,266

     With respect to Total Return, the following commissions were paid to and amounts were retained by Keystone Investment Distributors Comapany, which prior to December 1, 1996, was the distributor for Total Return.

                              Year Ended      Year Ended      Year Ended
TOTAL RETURN                  11/30/96        11/30/95        11/30/94

Commissions Received          $355,043       $190,327         $106,144
Commissions Retained          ($595,877)     ($243,621)       ($ 90,031)

         Investors  choosing the front-end  sales charge  alternative  may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions by combining purchases of shares of one or more Evergreen Keystone Funds other than the money market funds into a single "purchase", if the resulting "purchase" totals at least $100,000. The term "purchase" refers to:(i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any Evergreen Keystone Fund. Currently, the Evergreen Keystone Funds include:

         Evergreen Trust:
                  Evergreen Fund
                  Evergreen Aggressive Growth Fund

         Evergreen Equity Trust:
                  Evergreen Global Real Estate Equity Fund
                  Evergreen U.S. Real Estate Equity Fund
                  Evergreen Global Leaders Fund

         The Evergreen Limited Market Fund, Inc.

         Evergreen Growth and Income Fund

         Evergreen Income and Growth Fund

         The Evergreen American Retirement Trust:
                  The Evergreen American Retirement Fund
                  Evergreen Small Cap Equity Income Fund

         Evergreen Foundation Trust:
                  Evergreen Foundation Fund
                  Evergreen Tax Strategic Foundation Fund

         Evergreen Municipal Trust:
                  Evergreen Short-Intermediate Municipal Fund
                  Evergreen Short-Intermediate Municipal Fund-CA
                  Evergreen Florida High Income Municipal Bond Fund Evergreen Tax Exempt Money Market Fund
                  Evergreen Institutional Tax Exempt Money Market Fund

         Evergreen Money Market Trust:
                  Evergreen Money Market Fund
                  Evergreen Institutional Money Market Fund
                  Evergreen Institutional Treasury Money Market Fund Evergreen Investment Trust:
                  Evergreen Emerging  Markets  Growth  Fund
                  Evergreen International  Equity Fund
                  Evergreen Balanced Fund
                  Evergreen Value Fund Evergreen  Utility Fund
                  Evergreen Short Intermediate   Bond  Fund
                  Evergreen U.S. Government   Fund
                  Evergreen Florida  Municipal  Bond  Fund
                  Evergreen Georgia Municipal  Bond Fund
                  Evergreen North Carolina Municipal Bond Fund Evergreen South Carolina Municipal Bond Fund Evergreen Virginia Municipal Bond Fund
                  Evergreen High Grade Tax Free Fund
                  Evergreen Treasury Money Market Fund

         Evergreen Lexicon Fund:
                  Evergreen Intermediate Term Government Securities Fund Evergreen Intermediate Term Bond Fund

         Evergreen Tax Free Trust:
                  Evergreen Pennsylvania Tax Free Money Market Fund Evergreen New Jersey Tax Free Income Fund

         Evergreen Variable Trust:
                  Evergreen VA Fund
                  Evergreen VA Growth and Income Fund
                  Evergreen VA Foundation Fund
                  Evergreen VA Global Leaders Fund
                  Evergreen VA Strategic Income Fund
                  Evergreen VA Aggressive Growth Fund

         Keystone America Fund Family:
                  Keystone Fund for Total Return
                  Keystone America Hartwell Emerging Growth Fund, Inc. Keystone Balanced Fund II
                  Keystone Capital Preservation and Income Fund
                  Keystone Small  Company  Growth Fund II
                  Keystone Fund of the Americas
                  Keystone Global Opportunities Fund
                  Keystone Government Securities Fund
                  Keystone Intermediate Term Bond Fund
                  Keystone Omega Fund
                  Keystone Global Resources and Development Fund
                  Keystone Strategic Income Fund
                  Keystone State Tax Free Fund
                  Keystone State Tax Free Fund - Series II
                  Keystone Tax Free Income Fund
                  Keystone World Bond Fund

         Prospectuses for the Evergreen Keystone Funds may be obtained without charge by contacting the Distributor or the Advisers at the address or telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

                    (i) the investor's current purchase;

                   (ii) the net asset  value (at the  close of  business  on the previous day) of (a) all Class A, Class B and Class C shares of the Fund held by the investor and (b) all such shares of any other Evergreen Keystone Fund held by the investor; and

                  (iii) the net asset value of all shares described in paragraph
                  (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned Class A, B or C shares of an Evergreen Keystone Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the sales charge for the $100,000 purchase, in the case of any Evergreen Equity or Long-Term Bond Fund, would be at the 2.50% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.75% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

     Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of the Fund or any other Evergreen Keystone Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of Class A, Class B or Class C shares of the Fund or any other Evergreen Keystone Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Evergreen Keystone Funds under a single Statement of ntention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Evergreen Keystone Fund, to qualify for the 3.75% sales charge applicable to puchases in any Evergreen Equity or Long-Term Bond Fund on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting a Fund at the address or telephone number shown on the cover of this Statement of Additional Information.

     Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Evergreen Keystone Funds available to their participants. Investments made by such employee benefit plans may be exempt from any applicable front-end sales charges if they meet the criteria set forth in the Prospectus under "Class A Shares-Front End Sales Charge Alternative". The Advisers may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen Keystone Funds available to their participants.

         Reinstatement Privilege. A Class A shareholder who has caused any or all of his or her shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

          Sales at Net Asset Value. In addition to the categories of investors set forth in the Prospectus, each Fund may sell its Class A shares at net asset value, i.e., without any sales charge, to: (i) certain investment advisory clients of the Advisers or their affiliates; (ii) officers and present or former Trustees of the Trusts; present or former trustees of other investment companies managed by the Advisers; officers, directors and present or retired full-time employees of the Advisers, the Distributor, and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Advisers, the Distributor and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Distributor, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services. These provisions are intended to provide additional job-related incentives to persons who serve the Funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor.

Deferred Sales Charge Alternative--Class B Shares

         Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

     Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution Services Plan fee (and, with respect to Balanced, Utility and Value, the Shareholder Service Plan fee) enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee (and, with respect to Balanced, Utility and Value, the Shareholder Service Plan fee) incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

         In determining the contingent deferred sales charge applicable to a redemption, it will be assumed that the redemption is first of any Class A shares or Class C shares in the shareholder's Fund account, second of Class B shares held for over seven years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares held longest during the seven-year period.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares, 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, of the $600 of the shares redeemed $400 of the redemption proceeds (40 shares x $10 original purchase price) will be charged at a rate of 4.0% (the applicable rate in the second year after purchase for a contingent deferred sales charge of $16).

         The contingent deferred sales charge is waived on redemptions of shares
(i) following the death or disability, as defined in the Code, of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2.

     Conversion Feature. At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee (and, with respect to Balanced, Utility and Value, the Shareholder Service Plan fee) imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee (and, with respect to Balanced, Utility and Value, Shareholder Service Plan fee) and transfer agency costs with respect to Class B shares does not result in the dividends or distributions payable with respect to other Classes of a Fund's shares being deemed "preferential dividends" under the Code, and (ii) the conversion of
                                                                 57

Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee (and, with respect to Balanced, Utility and Value, the Shareholder Service Plan fee) for an indefinite period which may extend beyond the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted.

Level-Load Alternative--Class C Shares

     Investors choosing the level load sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a front-end sales charge. However, you will pay a 1.0% contingent deferred sales charge if you redeem shares during the first year after purchase. No charge is imposed in connection with redemptions made more than one year from the date of purchase. Class C shares are sold without a front-end sales charge so that the Fund will receive the full amount of the investor's purchase payment and after the first year without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee (and, with respect to Balanced, Utility and Value, Shareholder Service Plan fee) enables the Fund to sell Class C of shares without either a front-end or contingent deferred sales charge. However, unlike Class B shares, Class C shares do not convert to any other Class shares of the Fund. Class C shares incur higher distribution services fees (and, with respect to Balanced, Utility and Value, Shareholder Service Plan fee) than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Class Y Shares


         Class Y shares are not offered to the general public and are available only to (i) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (ii) certain investment advisory clients of the Advisers and their affiliates, and (iii) institutional investors. Class Y shares do not bear any Rule 12b-1 distribution expenses and are not subject to any front-end or contingent deferred sales charges.


              GENERAL INFORMATION ABOUT THE FUNDS (See also "Other
                       Information - General Information"
                           in each Fund's Prospectus)


Capitalization and Organization

         Each of the Evergreen  Growth and Income Fund and Evergreen  Income and
Growth Fund is a Massachusetts business trust. Evergreen American Retirement Fund and Evergreen Small Cap Equity Income Fund are each separate series of The Evergreen American Retirement Trust, a Massachusetts business trust. The Evergreen Foundation Fund and Evergreen Tax Strategic Foundation Fund are each separate series of the Evergreen Foundation Trust, a Massachusetts business trust. The Evergreen Balanced Fund, Evergreen Utility Fund and Evergreen Value Fund, which prior to July 7, 1995 were known as the First Union Balanced Portfolio, First Union Utility Portfolio and First Union Value Portfolio, respectively, are each separate series of Evergreen Investment Trust, a

Massachusetts business trust. Keystone Fund for Total Return (formerly Keystone America Fund for Total Return) is a Massachusetts business trust. On July 7, 1995, First Union Funds changed its name to Evergreen Investment Trust. The above-named Trusts are individually referred to in this Statement of Additional Information as the "Trust" and collectively as the "Trusts." Each Trust is governed by a board of trustees. Unless otherwise stated, references to the "Board of Trustees" or "Trustees" in this Statement of Additional Information refer to the Trustees of all the Trusts.

         Income and Growth and Growth and Income may issue an unlimited number of shares of beneficial interest with a $0.001 par value. American Retirement, Small Cap, Foundation, Tax Strategic, Balanced, Value and Utility may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Total Return may issue an unlimited number of shares of beneficial interest with a no par value. All shares of these Funds have equal rights and privileges.
Each share is entitled to one vote, to participate equally in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of these Funds are fully paid, nonassessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

         Under each Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust of each Trust or the 1940 Act.

         Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

         The Trustees of each Trust are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of a Trust with different investment objectives, policies or restrictions, additional series of shares may be created by one or more of the Trusts. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of a Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

         In addition any Fund may, in the future, create additional classes of shares which represent an interest in the same investment portfolio. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

         Procedures for calling a shareholders' meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Fund may not be modified except by the vote of a majority of the outstanding shares of such series.

         An order has been received from the SEC permitting the issuance and sale of multiple classes of shares representing interests in each Fund. In the event a Fund were to issue additional Classes of shares other than those described herein, no further relief from the SEC would be required.

Distributor

     Evergreen Keystone Distributor, Inc. (formerly known as Evergreen Funds Distributor, Inc. (the "Distributor"), 3435 Stelzer Road, Columbus, Ohio serves as each Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of any Fund. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Distribution Agreement between the Fund and the Distributor, the Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

         Sullivan & Worcester LLP, Washington, D.C., serves as counsel to the Funds.

Independent Auditors

         Price Waterhouse LLP has been selected to be the independent auditors of Income and Growth.

     KPMG Peat Marwick LLP has been selected to be the independent auditors of Growth and Income, American Retirement, Small Cap, Balanced, Utility, Value, Total Return, Foundation and Tax Strategic.

                             PERFORMANCE INFORMATION

Total Return

         From time to time a Fund may advertise its "total return." Computed separately for each class, the Fund's "total return" is its average annual compounded total return for recent one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the SEC the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. The Fund will include performance data for Class A, Class B, Class C and Class Y shares in any advertisement or information including performance data of the Fund.

         With respect to Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic, the shares of each Fund outstanding prior to January 3, 1995 have been reclassified as Class Y shares. The average annual compounded total return for each Class of shares offered by the Funds for the most recently completed one, five and ten year fiscal periods is set forth in the table below.


INCOME AND GROWTH              1 Year        5 Years           10 Years
                               Ended         Ended             Ended
                               1/31/97       1/31/97           1/31/97
Class A                        8.4%          9.5%              7.7%
Class B                        8.0%          10.0%             8.1%
Class C                       11.9%          10.3%             8.1%
Class Y                       14.1%          10.7%             8.3%


GROWTH AND INCOME              1 Year        5 Years           10 Years
                               Ended         Ended             Ended
                               12/31/96      12/31/96          12/31/96
Class A                        17.6%         15.6%             14.0%
Class B                        17.6%         16.2%             14.4%
Class C                        21.6%         16.5%             14.4%
Class Y                        23.8%         16.9%             14.6%

                                                               From
AMERICAN                       1 Year        5 Years           3/14/88
RETIREMENT                     Ended         Ended             (inception)
                               12/31/96      12/31/96          to 12/31/96
Class A                         7.1%         10.6%               10.2%
Class B                         6.5%         11.1%               10.6%
Class C                        10.6%         11.4%               10.6%
Class Y                        12.6%         11.8%               10.8%

                                 From
SMALL CAP                      1 Year        10/1/93
                               Ended         (inception)
                               12/31/96      to 12/31/96
Class A                        16.2%         13.8%
Class B                        16.1%         14.3%
Class C                        20.1%         15.0%
Class Y                        22.4%         15.7%

FOUNDATION                     1 Year        5 Years           From 1/2/90
                               Ended         Ended             (inception)
                               12/31/96      12/31/96          to 12/31/96
Class A                         6.0%         13.5%               15.5%
Class B                         5.5%         14.0%               16.0%
Class C                         9.4%         14.2%               16.0%
Class Y                        11.5%         14.7%               16.3%

TAX STRATEGIC                  1 Year        From 11/02/93
                               Ended         (inception) to
                               12/31/96      12/31/96
Class A                         9.9%         13.5%

Class B                        9.7%          14.1%
Class C                       13.5%          14.8%
Class Y                       15.8%          15.5%

BALANCED                       1 Year
                               Ended         From inception*
                               12/31/96      to 12/31/96
Class A                        6.1%          10.4%
Class B                        5.7%          9.6%
Class C                        9.3%          13.1%
Class Y                       11.7%          11.9%

UTILITY                        1 Year        From inception**
                               Ended         to 12/31/96
                               12/31/96
Class A                        -.6%          7.1%
Class B                       -1.3%          7.2%
Class C                        2.5%         12.4%
Class Y                        4.5%         11.2%

VALUE                          1 Year        5 Years
                               Ended         Ended             From inception***
                               12/31/96      12/31/96          to 12/31/96
Class A                        13.3%         12.4%               13.4%
Class B                        13.1%          --                 14.1%
Class C                        17.1%          --                 18.8%
Class Y                        19.2%         13.8%               15.7%

                               1 Year        5 Years
                               Ended         Ended             From inception***
                               11/30/96      11/30/96          to 11/30/96
TOTAL RETURN

Class A                        24.4%         13.8%             11.4%
Class B                        24.7%          __               13.7%
Class C                        28.7%          __               14.3%

     Total Return commenced offering Class Y shares effective December 15, 1996.


* Inception date:  Class A - June 6, 1991; Class B - January 25, 1993; Class C
- -
September 2, 1994; Class Y - April 1, 1991.

** Inception date: Class A - January 4, 1994; Class B - January 4, 1994; Class
C
- - September 2, 1994; Class Y - February 28, 1994.

*** Inception date: Class A - April 12, 1985; Class B - January 25, 1993; Class C - September 2, 1994; Class Y - December 31, 1990.

****Inception date: Class A-February 13, 1987; Class B and C-February 1, 1993.
         The performance numbers for Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic for the Class A, Class B and Class C shares are hypothetical numbers based on the performance for Class Y shares as adjusted for any applicable front-end sales charge or contingent deferred sales charge through January 3, 1995 (commencement of class operations) and the actual performance of each class subsequent to January 3, 1995. The performance data calculated prior to January 3, 1995, does not reflect any Rule 12b-1 fees. If such fees were reflected the returns would be lower.



         A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in a Fund's portfolio and its expenses. Total return information is useful in reviewing a Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.


YIELD CALCULATIONS

         From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing the Fund's interest income (as defined in the SEC yield formula) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. The formula for calculating yield is as follows:

                           YIELD = 2[(a-b/cd)+ 1]


Where    a = Interest earned during the period
         b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

         Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rate of distributions a Fund paid over the same period, or the net investment income reported in a Fund's financial statements.

         Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds'
investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

        The yield of each Fund, except Total Return, for the thirty-day period ended December 31, 1996

(January 31, 1997 with respect to Income and Growth) for each Class of shares offered by the Funds is set forth in the table below:


Income and Growth                Tax Strategic
  Class A  3.32%                   Class A  2.28%
  Class B  2.76%                   Class B  1.64%
  Class C  2.76%                   Class C  1.62%
  Class Y  3.73%                   Class Y  2.64%

Growth and Income                Balanced
  Class A  .54%                    Class A  3.75%
  Class B -.17%                    Class B  3.12%
  Class C -.17%                    Class C  3.15%
  Class Y  .81%                    Class Y  4.21%

American Retirement             Utility
  Class A  3.03%                  Class A  3.70%
  Class B  2.46%                  Class B  3.13%
  Class C  2.44%                  Class C  3.13%
  Class Y  3.43%                  Class Y  4.14%

Small Cap                       Value
  Class A  2.13%                  Class A  1.43%
  Class B  1.50%                  Class B   .66%
  Class C  1.51%                  Class C   .66%
  Class Y  2.48%                  Class Y  1.78%

Foundation
  Class A  2.83%
  Class B  2.23%
  Class C  2.24%
  Class Y  3.22%


Non-Standardized Performance

         In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

GENERAL

          From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Russell 2000 Index, or any other commonly quoted index of common stock prices. The Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average and the Russell 2000 Index are unmanaged indices of selected common stock prices. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to each Adviser at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Securities Act of 1933. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.


                             FINANCIAL STATEMENTS

     Each Fund's financial statements appearing in their most current fiscal year Annual Report to shareholders and the report thereon of the independent auditors appearing therein, namely Price Waterhouse LLP (in the case of Income and Growth) or KPMG Peat Marwick LLP (in the case of Growth and Income, American Retirement, Small Cap, Balanced, Utility, Foundation, Tax Strategic, Value, and Total Return) are incorporated by reference in this Statement of Additional Information. The Annual Reports to Shareholders for each Fund, which contain the referenced statements, are available upon request and without charge.

APPENDIX "A"

DESCRIPTION OF BOND RATINGS

         Standard & Poor's Ratings Service. A Standard & Poor's corporate or municipal bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:


         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.  Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

         AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

         BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

         B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

         D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

         Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. NOTE:
Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Phoenix, Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A--average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

         Fitch Investors Service LLP: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.


DESCRIPTION OF MUNICIPAL NOTE RATINGS

         A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

         o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

         o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

         o SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         o   SP-2  Satisfactory capacity to pay principal and interest.

         o   SP-3  Speculative capacity to pay principal and interest.

         Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade
(MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

         o MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         o MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         o MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         o MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


COMMERCIAL PAPER RATINGS

         Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

         Standard & Poor's Ratings Service: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

     Phoenix, Duff & Phelps, Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

         Fitch Investors Service LLP: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

                         KEYSTONE FUND FOR TOTAL RETURN

                                     PART C

                                OTHER INFORMATION


Item 24.       Financial Statements and Exhibits

Item 24 (a)    Financial Statements

Schedule of Investments               November 30, 1996

Financial Highlights

     Class A Shares                   For each of the years in the nine-year
                                      period ended November 30, 1996 and the
                                      period from February 13, 1987
                                      (Commencement of Operations) to
                                      November 30, 1987

     Class B and C Shares             For the each of the  years in the
                                      three-year period  ended
                                      November 30, 1996,  and the period from
                                      February 1, 1993, (Date of Initial
                                      Public Offering) to November 30, 1993


Statement of Assets and Liabilities   November 30, 1996

Statement of Operations               Year ended Novmeber 30, 1996

Statements of Changes in Net Assets   For each of the years in the two-year
                                      period ended November 30, 1996

Notes to Financial Statements

Independent Auditors' Report          December 27, 1996

Item 24 (b)    Exhibits

 (1) (a) Registrant's Declaration of Trust, as supplemented ("Declaration of Trust").(1)

      (b) Second Supplemented Declaration of Trust.(2)

 (2)  (a) Registrant's By-Laws, as amended ("By-Laws").(1)

      (b) Amendment to By-Laws.(2)

 (3)  Not applicable.

 (4)  (a) Registrant's share certificate.(3)

      (b) Declaration of Trust, Articles III, V, VI, and VIII.(1)

      (c) By-Laws, Article 2.(1)

 (5) Investment Advisory and Management Agreement between Registrant and Keystone Investment Management Company ("Advisory Agreement")(2)

 (6) (a) Form of Principal Underwriting Agreement between Registrant and Evergreen Keystone Distributor, Inc. ("EKD") with respect to Class A and C shares ("Class A and C Underwriting Agreement").(2)

      (b) Form of Principal Underwriting Agreement between Registrant and EKD with respect to the Class Y shares ("Class Y Underwriting Agreement").(2)

      (c) Principal Underwriting Agreement between Registrant and EKD with respect to Class B-2 shares ("Class B-2 Underwriting Agreement").(4)

      (d) Form of Dealer Agreement used by EKD.(2)

 (7)  Not applicable.

 (8) (a) Custodian, Fund Accounting and Recordkeeping Agreement between Registrant and State Street Bank & Trust Company, as amended ("Custodian Agreement"). (1)

      (b) Amendment to Custodian Agreement.(2)

 (9) (a) Form of Marketing Services Agreement between EKD and Evergreen Keystone Investment Services, Inc. ("EKIS").(2)

      (b) Form of Sub-Administrator Agreement between Keystone Investment Management Company and BISYS Group, Inc.(2)

      (c) Form of Principal Underwriting Agreements with EKIS (each a "Continuation Agreement").(2)

(10) Opinion and consent of counsel as to the legality of the securities registered.(5)

(11)  Consent of Independent Auditors.(3)

(12)  Not applicable.

(13)  Subscription Agreements, as amended. (4, 6)

(14)  Model plans used in the establishment of retirement plans. (7)

(15)  Class A, Class B, and Class C Distribution Plans. (8)

(16)  Performance Calculations(3)

(17)  Financial Data Schedules(3)

(18)  Multiple Class Plan. (9)

(19)  Powers of Attorney. (3)

-----------------------
(1) Filed with Post-Effective Amendment No. 15 ("Post-Effective Amendment 15") to Registration Statement No. 33-11047/811-4950 (the "Registration Statement") and incorporated by reference herein.
(2) Filed with Post-Effective Amendment No. 20 ("Post-Effective Amendment No. 20") to the Registration Statement and incorporated by reference herein.
(3) Filed herewith.
(4) Filed with Pre-Effective Amendment No. 1 to the Registration Statement and incorporated by reference herein.
(5) Filed with 24f-2 Notice on January 29, 1997 and incorporated by reference herein.
(6) Filed with the Registration Statement and incorporated by reference herein.
(7) Filed with Post-Effective Amendment No. 66 to Registration Statement for Keystone Balanced Fund (K-1) (File No. 2-10527/811-96) and incorporated by reference herein.
(8) Filed with Post-Effective Amendment No. 18 ("Post-Effective Amendment No. 18") to the Registration Statement and incorporated by reference herein.
(9) Filed with Post-Effective Amendment No. 19 ("Post-Effective Amendment No. 19" to the Registration Statement and incorporated by reference herein.

Item 25.  Persons Controlled by or Under Common Control With Registrant

          Not applicable.

Item 26.  Number of Holders of Securities

                                         Number of Record
          Title of Class           Holder as of February 28, 1997
          --------------           ------------------------------

          Shares of Beneficial
          Interest, without par
          value
                Class A -                    2,589
                Class B -                    3,367
                Class C -                    1,054


Item 27.  Indemnification

      Provisions for the indemnification of Registrant's Trustees and officers are contained in Article VIII of the Declaration of Trust, a copy of which was filed with Post-Effective Amendment No. 15 and is incorporated by reference herein.

      Provisions for the indemnification of EKD, Registrant's principal underwriter, are contained in Section 10 of the Class A and C Underwriting Agreement, a copy of the form of which was filed with Post-Effective Amendment No. 20 and incorporated by reference herein.

      Provisions for the indemnification of EKD are contained in Section 9 of the Class B-2 Underwriting Agreement, a copy of which was filed with Post-Effective Amendment No. 20 and incororated by reference herein.

      Provisions for the indemnification of EKIS are contained in Section 5 of the Class A and C Continuation Agreement, a copy of which is filed herewith.

      Provisions for the indemnification of EKIS are contained in Section 9 of the Class B Continuation Agreements, copies of the forms of which are filed herewith.

      Provisions for the indemnification of Keystone Investment Management Company, Registrant's investment adviser, are contained in Section 6 of the Advisory Agreement, a copy of which is filed herewith.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

          The following tables list the names of the various officers and directors of Keystone Investment Management Company, Registrant's investment adviser, and their respective positions. For each named individual, the tables list, for at least the past two years, (i) any other organizations (excluding investment advisory clients) with which the officer and/or director has had or has substantial involvement; and (ii) positions held with such organizations.

                       LIST OF OFFICERS AND DIRECTORS OF
                     KEYSTONE INVESTMENT MANAGEMENT COMPANY

                                    Position with
                                    Keystone
                                    Investment
Name                                Management Company        Other Business Affiliations
----                                ------------------        ---------------------------
Albert H.                           Chairman of               Senior Vice President
Elfner, III                          the Board,                 First Union Keystone, Inc.
                                     Chief Executive            Keystone Asset Corporation
                                     Officer                  President and Director:
                                                                Keystone Trust Company
                                                              Director or Trustee:
                                                                Evergreen Keystone Investment Services, Inc
                                                                Evergreen Keystone Service Company
                                                                Boston Children's Services Associates
                                                                Middlesex School
                                                                Middlebury College
                                                              Formerly:
                                                              Chairman of the Board,
                                                                Chief Executive Officer,
                                                                President and Director:
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Keystone Capital Corporation
                                                              Trustee or Director:
                                                                Neworld Bank
                                                                Robert Van Partners, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Formerly Chairman of the Board and Director:
                                                                Keystone Fixed Income Advisers, Inc.
                                                                Keystone Institutional Company, Inc.

Philip M. Byrne                     Senior Vice              Formerly:
                                     President                 President and Director:
                                                               Keystone Institutional Company, Inc.
                                                             Formerly Senior Vice President:
                                                               Keystone Investments, Inc.

Herbert L.                         Senior Vice                None
Bishop, Jr.                         President

Donald C. Dates                    Senior Vice                None
                                    President

Gilman Gunn                        Senior Vice                None
                                    President

Edward F.                          Senior Vice                Formerly Senior Vice President,
Godfrey                             President,                Chief Financial Officer and Treasurer:
                                    Chief Financial             First Union Keystone, Inc.
                                    Officer and Treasurer       Evergreen Keystone Investment Services, Inc.
                                                              Formerly:
                                                              Treasurer:
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Treasurer and Director:
                                                                Hartwell Keystone Advisers, Inc.


Rosemary D.                        Senior Vice
Van Antwerp                         President,
                                    General Counsel           Senior Vice President:
                                    and Secretary               Evergreen Keystone Service Company
                                                                Senior Vice President and Secretary:
                                                                Evergreen Keystone Investment Services, Inc.
                                                              Formerly:
                                                              Senior Vice President, General Counsel and Secretary:
                                                                Keystone Investments, Inc.
                                                              Senior Vice President and General Counsel:
                                                                Keystone Institutional Company, Inc.
                                                              Senior Vice President, General Counsel and Director:
                                                                Fiduciary Investment Company, Inc.
                                                              Senior Vice President, General Counsel, Director and Secretary:
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                              Senior Vice President and Secretary:
                                                                Hartwell Keystone Advisers, Inc.
                                                              Vice President and Secretary:
                                                                Keystone Fixed Income Advisers, Inc.

J. Kevin Kenely                    Vice President             Vice President:
                                                                Evergreen Keystone Investment Services, Inc.
                                                              Formerly:
                                                              Controller
                                                                Keystone Investments, Inc.
                                                                Keystone Investment Management Company
                                                                Keystone Investment Distributors Company
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Vice President:
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                                Keystone Investments, Inc.

John D. Rogol                      Vice President             Vice President and
                                                              Controller:
                                                                Evergreen Keystone Investment Services, Inc.
                                                              Treasurer and Vice President:
                                                                Evergreen Keystone Service Company
                                                              Controller:
                                                                Keystone Asset Corporation
                                                              Formerly:
                                                              Controller:
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Formerly Vice President and Controller:
                                                                Keystone Investments, Inc.


John Addeo                         Vice President             None

Andrew Baldassarre                 Vice President             None

David Benhaim                      Vice President             None

Donald Bisson                      Vice President             None

Francis X. Claro                   Vice President             None

Kristine R.                        Vice President             None
Cloyes

Christopher P.                     Senior Vice                None
Conkey                              President

J. Gary Craven                     Senior Vice                None
                                    President

Richard Cryan                      Senior Vice                None
                                    President

Maureen E.                         Senior Vice                None
Cullinane                           President

Betsy Hutchings                    Sr. Vice President         None

Walter T.                          Senior Vice                None
McCormick                           President

George F. Wilkins                  Senior Vice                None
                                    President

George E. Dlugos                   Vice President             None

Antonio T. Docal                   Vice President             None

Dana E. Erikson                    Vice President             None

George J. Kimball                  Vice President             None

JoAnn L. Lyndon                    Vice President             None

John C.                            Vice President             None
Madden, Jr.

Eleanor H. Marsh                   Vice President             None

James D. Medvedeff                 Vice President             None

Stanley  M. Niksa                  Vice President             None

Jonathan A. Noonan                 Vice President             None

Robert E. O'Brien                  Vice President             None

Margery C. Parker                  Vice President             None

Joyce W. Petkovich                 Vice President             None

Daniel A. Rabasco                  Vice President             None

Harlen R. Sanderling               Vice President             None

Kathy K. Wang                      Vice President             None

Judith A. Warners                  Vice President             None

Peter Willis                       Vice President             None

Richard A. Wisentaner              Vice President             None

Cheryle E. Womble                  Vice President             None

Walter Zagrobski                   Vice President             None




Item 29.  Principal Underwriter


     Evergreen Keystone Distributor, Inc.
     The Director and principal executive officers are:

         Director          Michael C. Petrycki

         Officers          Robert A. Hering        President
                           Michael C. Petrycki     Vice President
                           Lawrence Wagner         VP, Chief Financial Officer
                           Steven D. Blecher       VP, Treasurer, Secretary
                           Elizabeth Q. Solazzo    Assistant Secretary

         Evergreen Keystone Distributor, Inc. acts as Distributor for the following registered investment companies or separate series thereof:

   Evergreen Trust
        Evergreen Fund
        Evergreen Aggressive Growth Fund
   Evergreen Equity Trust:
        Evergreen Global Real Estate Equity Fund
        Evergreen U.S. Real Estate Equity Fund
        Evergreen Global Leaders Fund
   The Evergreen Limited Market Fund, Inc.
   Evergreen Growth and Income Fund
   The Evergreen Total Return Fund
   The Evergreen American Retirement Trust:
        The Evergreen American Retirement Fund
        Evergreen Small Cap Equity Income Fund
   The Evergreen Foundation Trust:
        Evergreen Foundation Fund
        Evergreen Tax Strategic Foundation Fund
   The Evergreen Municipal Trust:
        Evergreen Short-Intermediate Municipal Fund
        Evergreen Short-Intermediate Municipal Fund-CA
        Evergreen Florida High Income Municipal Bond Fund
        Evergreen Tax Exempt Money Market Fund
        Evergreen Institutional Tax Exempt Money Market Fund
   Evergreen Money Market Trust
        Evergreen Money Market Fund
        Evergreen Institutional Money Market Fund
        Evergreen Institutional Treasury Money Market Fund
   Evergreen Investment Trust
        Evergreen Emerging Markets Growth Fund
        Evergreen International Equity  Fund
        Evergreen Balanced Fund
        Evergreen Value Fund
        Evergreen Utility Fund
        Evergreen Short-Intermediate Bond Fund(formerly Evergreen Fixed Income) Evergreen U.S. Government Fund
        Evergreen Florida Municipal Bond Fund
        Evergreen Georgia Municipal Bond Fund
        Evergreen North Carolina Municipal Bond Fund
        Evergreen South Carolina  Municipal Bond Fund
        Evergreen Virginia  Municipal Bond Fund
        Evergreen High Grade Tax Free Fund
        Evergreen Treasury Money Market Fund
   The Evergreen Lexicon Fund:
        Evergreen Intermediate-Term Government Securities Fund
        Evergreen Intermediate-Term Bond Fund
   Evergreen Tax Free Trust:
        Evergreen Pennsylvania Tax Free Money Market Fund
        Evergreen New Jersey Tax Free Income Fund
   Evergreen Variable Trust:
        Evergreen VA Fund
        Evergreen VA Growth and Income Fund
        Evergreen VA Foundation Fund
        Evergreen VA Global Leaders Fund
   Keystone Quality Bond Fund (B-1)
   Keystone Diversified Bond Fund (B-2)
   Keystone High Income Bond Fund (B-4)
   Keystone Balanced Fund (K-1)
   Keystone Strategic Growth Fund (K-2)
   Keystone Growth and Income Fund (S-1)
   Keystone Mid-Cap Growth Fund (S-3)
   Keystone Small Company Growth Fund (S-4)
   Keystone Balanced Fund II
   Keystone Capital Preservation and Income Fund
   Keystone Fund for Total Return
   Keystone Fund of the Americas
   Keystone Global Opportunities Fund
   Keystone Global Resources and Development Fund
   Keystone Government Securities Fund
   Keystone America Hartwell Emerging Growth Fund, Inc.
   Keystone Institutional Adjustable Rate Fund
   Keystone Institutional Trust
        Keystone Institutional Small Capitalization Growth Fund
   Keystone Intermediate Term Bond Fund
   Keystone International Fund Inc.
   Keystone Liquid Trust
   Keystone Omega Fund
   Keystone Precious Metals Holdings, Inc.
   Keystone Small Company Growth Fund II
   Keystone State Tax Free Fund
        Keystone New York Tax Free Fund
        Keystone Pennsylvania Tax Free Fund
        Keystone Massachusetts Tax Free Fund
        Keystone Florida Tax Free Fund
   Keystone State Tax Free Fund - Series II
        Keystone Missouri Tax Free Fund
        Keystone California Tax Free Fund
   Keystone Strategic Income Fund
   Keystone Tax Free Fund
   Keystone Tax Free Income Fund

Item 29(c). - Not applicable


Item 30. Location of Accounts and Records

         First Union Keystone, Inc.
         200 Berkeley Street
         Boston, Massachusetts 02116-5034

         State Street Bank and Trust Company
         1776 Heritage Drive
         Quincy, Massachusetts 02171

         Iron Mountain
         3431 Sharp Slot Road
         Swansea, Massachusetts 02720


Item 31. Management Services

         Not applicable.


Item 32. Undertakings

         Upon request and without charge, Registrant hereby undertakes to furnish to each person to whom a copy of the Registrant's prospectus is delivered with a copy of its latest annual report to shareholders.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Staement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Boston, and The Commonwealth of Massachusetts, on the 1st day of April, 1997.


                              KEYSTONE FUND FOR TOTAL RETURN


                              /s/ George S Bissell
                              ---------------------------
                              George Bissell
                              Chief Executive Officer



Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities indicated on the 1st day of April, 1997.


SIGNATURES                              TITLE
----------                              -----


/s/ George S. Bissell                   /s/ Charles F. Chapin
------------------------                -------------------------          -------------------------
George S. Bissell                       Charles F. Chapin*                 William Walt Pettit
Chairman of the Board of Trustees       Trustee                            Trustee
  and Chief Executive Officer

/s/ John J. Pileggi                     /s/ K. Dun Gifford                 /s/ David M. Richardson
-------------------------               -------------------------          -------------------------
John J. Pileggi                         K. Dun Gifford*                    David M. Richardson*
President amd Treasurer (Principal      Trustee                            Trustee
  Financial and Accounting Officer)

/s/ Frederick Amling
-------------------------               -------------------------          -------------------------
Frederick Amling*                       James S. Howell                    Russell A. Salton, III MD
Trustee                                 Trustee                            Trustee

/s/ Laurence B. Ashkin                  /s/ Leroy Keith, Jr.
-------------------------               -------------------------          -------------------------
Laurence B. Ashkin                      Leroy Keith, Jr.*                  Michael S. Scofield
Trustee                                 Trustee                            Trustee

/s/ Charles A. Austin, III              /s/ F. Ray Keyser, Jr.             /s/ Richard J. Shima
-------------------------               -------------------------          -------------------------
Charles A. Austin, III*                 F. Ray Keyser, Jr.*                Richard J. Shima*
Trustee                                 Trustee                            Trustee

                                                                           /s/ Andrew J. Simons
-------------------------               -------------------------          -------------------------
Foster Bam                              Gerald M. McDonnell                 Andrew J. Simons*
Trustee                                 Trustee                            Trustee

/s/ Edwin D. Campbell
-------------------------               -------------------------
Edwin D. Campbell*                      Thomas L. McVerry
Trustee                                 Trustee

*By:/s/ Rosemary D. Van Antwerp
-----------------------------
Rosemary D. Van Antwerp**
Attorney-in-Fact

** Rosemary D. Van Antwerp, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and attached hereto as Exhibit 24(b)(19).

                                INDEX TO EXHIBITS



Exhibit Number             Exhibit
--------------             -------
      1                (A) Declaration of Trust(1)
                       (B) Second Supplemental
                            Declaration of Trust(2)

      2                (A) By-Laws(1)
                       (B) Amendment to By-Laws(2)

      4                (A) Specimen Share Certificate(3)
                       (B) Declaration of Trust(1)
                       (C) By-Laws(1)

      5                    Advisory Agreement(2)

      6                (A) Form of Class A and C Underwriting Agreement(2)
                       (B) Form of Class Y Underwriting Agreements(2)
                       (C) Form of Class B-2 Underwriting Agreement(2)
                       (D) Form of Dealer Agreement(2)

      8                (A) Custodian Agreement(1)
                       (B) Amendment to Custodian Agreement(2)

      9                (A) Form of Marketing Services Agreement (2)
                       (B) Form of Sub-Administrator Agreement (2)
                       (C) Continuation Agreements (3)

     10                    Opinion and Consent of Counsel(5)

     11                    Consent of Independent Auditors(3)

     13                    Subscription Agreements, as amended(4, 6)

     14                    Model Retirement Plans(7)

     15                    Class A, B and C Distribution Plans(8)

     16                    Performance Calculations(3)

     17                    Financial Data Schedules(3)

     18                    Multiple Class Plan(9)

     19                    Powers of Attorney(3)

-----------------
1 Incorporated herein by reference to Post-Effective Amendment No. 15 to the
  Registration Statement.
2 Incorporated herein by reference to Post-Effective Amendment No. 20 to the
  Registration Statement.
3 Filed herewith.
4 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the
  Registration Statement.
5 Incorporated by reference to Rule 24f-2 Notice filed January 29, 1997.
6 Incorporated herein by reference to the Registration Statement.
7 Incorporated herein by reference to Post-Effective Amendment No. 66 to
  Registration Statement for Keystone Balanced Fund (K-1) (File No. 2-10527/811-96).
8 Incorporated herein by reference to Post-Effective Amendment No. 18 to the
  Registration Statement.
9 Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement.